ARTISAN FUNDS, INC.
                         SUPPLEMENT DATED MARCH 12, 2003

     TO THE SEMI-ANNUAL REPORT (Investor Shares) DATED DECEMBER 31, 2002
              -------------------------------------------------

                           ARTISAN INTERNATIONAL FUND
      Artisan International Fund received a 4-star Overall Morningstar Rating(TM), 2 stars for the 3-year period, and 5 stars for the 5-year period. Ratings are as of 2/28/03 among Foreign Stock funds (overall and 3 years - 678 funds, and 5 years - 496 funds).

Morningstar data (C) 2003, Morningstar, Inc. All Rights Reserved. Morningstar data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) which is based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Ratings are for the Fund's Investor Shares; other classes may vary.


                                                                 3/12/03 - A3036

                             ---------------------

                                     (LOGO)
                                    ARTISAN

                             ---------------------
                                  SEMI-ANNUAL
                                     REPORT
                               DECEMBER 31, 2002
                             ---------------------

                               INTERNATIONAL FUND

                                 INTERNATIONAL
                                 SMALL CAP FUND

                                 INTERNATIONAL
                                   VALUE FUND

                                  MID CAP FUND

                               MID CAP VALUE FUND

                                 SMALL CAP FUND

                              SMALL CAP VALUE FUND

                             ---------------------


                                INVESTOR SHARES

                             INVESTMENT MANAGEMENT
                          PRACTICED WITH INTELLIGENCE
                           AND DISCIPLINE IS AN ART/R

--------------------------------------------------------------------------------

ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more complete information on any Fund, including fees and expenses, please call 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio manager(s), as of December 31, 2002. That information and those views may change and the Funds disclaim any obligation to advise shareholders of any such changes. Artisan International Fund and Artisan Mid Cap Fund offer institutional classes of shares for institutional investors meeting certain minimum investment requirements. A report on each institutional class is available under separate cover.

Artisan Funds offered through Artisan Distributors LLC, member NASD.

-----------------------------------------------------------TABLE OF CONTENTS----
---------------------------------------------
       LETTER FROM THE PRESIDENT
---------------------------------------------
---------------------------------------------
   01  A FEW HIGHLIGHTS TO NOTE
---------------------------------------------
---------------------------------------------
   02  LETTERS TO SHAREHOLDERS
---------------------------------------------
   02  Artisan International Fund
---------------------------------------------
   06  Artisan International Small Cap Fund
---------------------------------------------
   10  Artisan International Value Fund
---------------------------------------------
   14  Artisan Mid Cap Fund
---------------------------------------------
   18  Artisan Mid Cap Value Fund
---------------------------------------------
   22  Artisan Small Cap Fund
---------------------------------------------
   26  Artisan Small Cap Value Fund
---------------------------------------------
---------------------------------------------
   30  SCHEDULES OF INVESTMENTS
---------------------------------------------
   30  Artisan International Fund
---------------------------------------------
   34  Artisan International Small Cap Fund
---------------------------------------------
   38  Artisan International Value Fund
---------------------------------------------
   41  Artisan Mid Cap Fund
---------------------------------------------
   46  Artisan Mid Cap Value Fund
---------------------------------------------
   49  Artisan Small Cap Fund
---------------------------------------------
   54  Artisan Small Cap Value Fund
---------------------------------------------
---------------------------------------------
   60  STATEMENTS OF
       ASSETS & LIABILITIES
---------------------------------------------
---------------------------------------------
   62  STATEMENTS OF OPERATIONS
---------------------------------------------
---------------------------------------------
   64  STATEMENTS OF
       CHANGES IN NET ASSETS
---------------------------------------------
---------------------------------------------
   66  FINANCIAL HIGHLIGHTS
---------------------------------------------
---------------------------------------------
   70  NOTES TO
       FINANCIAL STATEMENTS
---------------------------------------------
---------------------------------------------
   78  NOTES ON
       PORTFOLIO STATISTICS
---------------------------------------------
---------------------------------------------
   79  PRIVACY STATEMENT*
---------------------------------------------
---------------------------------------------

*The ARTISAN PRIVACY STATEMENT describes how we protect your privacy when we receive information about you, and the measures we take to safeguard that information. The full Privacy Statement may be viewed on page 79.

------------------------------------------------AVERAGE ANNUAL TOTAL RETURNS----

                                                                        SINCE
                                             1-YEAR   3-YEAR   5-YEAR INCEPTION
                                            -------- -------- -------- --------
Artisan International Fund
  (inception 12/28/95)                      -18.90%  -15.18%   7.89%   10.65%
--------------------------------------------------------------------------------
Artisan International Small Cap Fund
  (inception 12/21/01)                        -1.34       NA      NA    -0.54
--------------------------------------------------------------------------------
Artisan International Value Fund
  (inception 9/23/02)                            NA       NA      NA    6.00*
--------------------------------------------------------------------------------
Artisan Mid Cap Fund(inception 6/27/97)      -24.16    -2.21   14.51    18.28
--------------------------------------------------------------------------------
Artisan Mid Cap Value Fund(inception 3/28/01) -3.87       NA      NA     1.58
--------------------------------------------------------------------------------
Artisan Small Cap Fund(inception 3/28/95)    -28.67    -7.59   -4.04     5.21
--------------------------------------------------------------------------------
Artisan Small Cap Value Fund
  (inception 9/29/97)                         -4.44     9.93    7.64     7.88
--------------------------------------------------------------------------------
As of 12/31/02. *Not Annualized.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. IN TIMES OF MARKET VOLATILITY, A FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. A FUND'S HISTORICAL PERFORMANCE, PARTICULARLY OVER SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN AN INVESTMENT DECISION. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares in a Fund, when redeemed, may be worth more or less than their original cost. The performance information shown for Artisan International Small Cap Fund and Artisan International Value Fund does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less that, if reflected, would reduce the performance quoted. The performance information for Artisan International Value Fund and Artisan Mid Cap Value Fund reflects the adviser's undertaking to limit each Fund's expenses, which may be terminated at any time, has been in effect since the Fund's inception, and has had a material impact on each Fund's performance, which would have been lower in its absence.

ARTISAN INTERNATIONAL, INTERNATIONAL SMALL CAP & International Value Funds:
International investments involve special risks, including currency fluctuation, sometimes lower liquidity, different accounting methods and economic and political systems and higher transaction costs. These risks are typically greater in emerging markets. ARTISAN INTERNATIONAL AND INTERNATIONAL SMALL CAP FUNDS invest in growth stocks, which may underperform other asset types during a given period. ARTISAN INTERNATIONAL SMALL CAP FUND invests in the stocks of smaller non-U.S. companies, which may be more volatile and less liquid and may have a shorter history of operations than large and medium-sized companies. ARTISAN INTERNATIONAL VALUE FUND invests in value stocks, which may underperform other assets during some periods. In addition, the Fund may invest a significant portion of its assets in small and medium-sized companies, which may be more volatile and less liquid and may have a shorter history of operations than large companies.

ARTISAN MID CAP & MID CAP VALUE FUNDS: Stocks of medium-sized companies tend to be more volatile than those of large companies, and have underperformed the stocks of small and large companies during some periods. ARTISAN MID CAP FUND invests primarily in growth stocks, which may underperform other asset types during a given period. ARTISAN MID CAP VALUE FUND invests primarily in value stocks, which may underperform other asset types during a given period.

ARTISAN SMALL CAP & ARTISAN SMALL CAP VALUE FUNDS: Stocks of smaller companies may be more volatile and less liquid and may have a shorter history of operations than large and medium-sized companies. ARTISAN SMALL CAP FUND invests primarily in growth stocks, which may underperform other asset types during a given period. ARTISAN SMALL CAP VALUE FUND invests primarily in value stocks, which may underperform other asset types during a given period.

All of these risks are discussed in the Funds' prospectus. Please read it carefully before you invest or send money.

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                    (PHOTO)
                                MICHAEL C. ROOS
                                   President

"Like other market participants, we are unable to predict an end to the volatility. Nonetheless, we remain confident about our long-term investment strategies, which we believe have met many challenges over full market cycles."


Dear Fellow Shareholders,

In the past six months, change was rapid and intense, causing great uncertainty in the world's equity markets. Rising geopolitical tensions contributed to extreme volatility, as did high-profile bankruptcies, earnings disappointments, restrained business investment, and receding hopes for an imminent economic recovery. Like other market participants, we are unable to predict an end to the volatility. Nonetheless, we remain confident about our long-term investment strategies, which we believe have met many challenges over full market cycles.

During this period, our domestic growth funds adopted a more aggressive stance in anticipation of improving economic conditions; our value funds adhered to their rigorous disciplines; and our international products found values they hadn't seen in a very long time. In each strategy, moreover, we believe our portfolio managers attempted to capitalize on price declines by investing in what they considered quality companies at attractive valuations. Many of these companies had previously been outside the Funds' valuation parameters. We believe these approaches positioned our Funds to benefit when there is an eventual, sustained upturn in equity markets.

The last six months also brought some other items of note...

     o David Samra completed his first full quarter managing the new Artisan International Value Fund. Despite its launch during volatile equity markets, the Fund came out of the gate with a strong start.

     o Jim Kieffer and Scott Satterwhite marked their first full year at the helm of the Artisan Mid Cap Value Fund. We believe their emphasis on a company's balance sheet quality and cash flow proved its mettle; the Fund solidly outperformed its benchmarks and peer group over both the past six-month and twelve-month periods.

     o Mark Yockey and his crew of associate portfolio managers reached the first anniversary of Artisan International Small Cap Fund. We continue to believe that the nimbleness of small companies - their ability to react quickly to changes in the marketplace or economy - makes them especially attractive holdings in non-U.S. markets.

     o There were also "firsts" on the service side of the business. In response to requests from many of you, we rolled out combined statements. While making it easy to see all your holdings at a glance, this service eliminates multiple envelopes and cuts down on mailing costs. To provide you with an additional way to save for education expenses, we began offering Education Savings Accounts (formerly known as Education IRAs). Please continue to let us know where we can better serve you.

You've stayed the course with us, and we urge you to continue. History shows that, over time, the most successful investors are those who adopt a plan and stick with it. Like us, look past the headlines and take strength in your resilience.

Thank you for your continued confidence and support.

               Sincerely,

               /s/ Michael C. Roos

               Michael C. Roos
               President

A FEW HIGHLIGHTS TO NOTE

---------------------------------------------------------------NOW AVAILABLE----

EDUCATION SAVINGS ACCOUNT
Artisan Funds is pleased to now offer Education Savings Accounts (formerly known as Education IRAs). Education Savings Accounts (ESAs) are designed to provide a way to save money for qualified education expenses. The Economic Growth and Tax Relief Reconciliation Act of 2001 made many important improvements to ESAs starting January 1, 2002 that make ESAs even more attractive than they were before. For more complete information on an Artisan Funds ESA, including how to contribute, please visit our website at WWW.ARTISANFUNDS.COM or call
800.344.1770 for a free copy of the Artisan Funds Education Savings Account Disclosure Statement & Custodial Agreement.

----------------------------------------------------------2002 DISTRIBUTIONS----

FUND DISTRIBUTIONS(1)

                                    SHORT-TERM  LONG-TERM
                                       CAPITAL   CAPITAL  ORDINARY    TOTAL
                                        GAINS     GAINS    INCOME DISTRIBUTION
--------------------------------------------------------------------------------
Artisan International Fund              None      None     $0.1005   $0.1005
--------------------------------------------------------------------------------
Artisan International Small Cap Fund   $0.0239    None      None     $0.0239
--------------------------------------------------------------------------------
Artisan International Value Fund        None      None      None      None
--------------------------------------------------------------------------------
Artisan Mid Cap Fund                    None      None      None      None
--------------------------------------------------------------------------------
Artisan Mid Cap Value Fund              None      None      None      None
--------------------------------------------------------------------------------
Artisan Small Cap Fund                  None     $0.0628    None     $0.0628
--------------------------------------------------------------------------------
Artisan Small Cap Value Fund           $0.1388   $0.3574    None     $0.4962
--------------------------------------------------------------------------------

FOREIGN TAX CREDIT
Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund have elected to take a deduction for foreign taxes paid rather than pass through the foreign tax credit to shareholders. Any dividends paid by these Funds will reflect the benefit of that deduction. Dividends from the international funds will be reported on Form 1099-DIV and should be treated like dividends received from other Artisan Funds.

2002 DIRECT OBLIGATION AND AGENCY INCOME
Most states allow mutual funds to "pass through" the state tax exemption on income that funds earn from their investments in the securities or obligations of the U.S. government or its agencies; however, none of the Artisan Funds earned qualifying income from direct obligations of the U.S. government, an agency or other miscellaneous securities.

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                           01
                                                                         -----
                                                                          ONE

ARTISAN
INTERNATIONAL
FUND

----INVESTMENT APPROACH---------------------------------------------------------

The Fund seeks to provide investors with diversified exposure to the international equity markets, across capitalizations and regions, with a focus on well-managed growth companies. Because foreign markets may provide investors with growth opportunities that are distinct from those in the U.S., we try to identify attractive growth themes. Once identified, we combine intensive fundamental analysis with extensive international travel to find companies that appear well-positioned to capitalize on those themes. Important company criteria include sustainable growth prospects, reasonable valuations, and dominant or increasing market shares or direct exposure to an identified theme. We pick our stocks one at a time. As a result, we make no effort to mimic the composition of any index.

----PERFORMANCE-----------------------------------------------------------------

Artisan International Fund received a (4 stars) Overall Morningstar Rating/TM, (3 stars) for the 3-year period, and (5 stars) for the 5-year period. Ratings are as of 1/31/03 among Foreign Stock funds (overall and 3 years - 670 funds, and 5 years - 496 funds).(1)

(1) See page 78 for more information about Morningstar/TM ratings.

The six months ended December 31, 2002 were a volatile time for international markets, most of which ended the period with negative returns. Artisan International Fund declined 17.96%. The benchmark MSCI EAFE/R Index lost 14.55%, and the peer group, as measured by the Lipper International Funds Index, fell 14.27%.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/28/95 to 12/31/02)

              ARTISAN                      Lipper
           INTERNATIONAL      EAFE/R    International
                FUND          Index      Funds Index

12/28/95        10,000         10,000       10,000
                10,000         10,000     10,025.4
                10,910         10,289     10,467.3
                12,080       10,451.7     10,894.6
                12,220       10,438.6     10,902.8
   12/96      13,437.2       10,604.7     11,471.9
              14,153.5       10,438.6       11,756
              14,607.4       11,793.2     13,071.9
              14,839.5       11,710.2     13,322.2
   12/97      13,902.5       10,793.2     12,303.3
              16,714.2       12,380.9     14,128.6
              18,131.2       12,512.4     14,248.5
              14,716.8       10,733.9     12,000.5
   12/98        18,376       12,951.5       13,861
              20,439.3       13,131.7     14,038.6
              21,282.9       13,465.4     14,817.9
                22,343       14,056.4     15,317.5
   12/99      33,313.9       16,443.8     19,105.2
              39,181.8       16,426.6     19,223.4
              35,254.3       15,775.8     18,319.9
              31,338.4       14,503.3     16,975.5
   12/00      29,787.4       14,114.1     16,293.3
              25,965.4       12,175.9     14,167.9
              26,563.9       12,015.5     14,251.3
                22,823         10,365       12,120
   12/01        25,064         11,088       13,144
                25,282         11,144       13,467
                24,777         10,908       13,212
                19,480          8,755       10,621
   12/02        20,327          9,320       11,326


                 AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/02)

--------------------------------------------------------------------------------
                                                                   Since
 Fund / Index                        1-Year         5-Year       Inception
--------------------------------------------------------------------------------
 Artisan International Fund         -18.90%         7.89%          10.65%
--------------------------------------------------------------------------------
 EAFE/R Index                        -15.94         -2.89          -1.00
--------------------------------------------------------------------------------
 Lipper International Funds Index    -13.83         -1.64           1.79
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, DIFFERENT ACCOUNTING METHODS AND ECONOMIC AND POLITICAL SYSTEMS, AND HIGHER TRANSACTION COSTS. THESE RISKS TYPICALLY ARE GREATER IN EMERGING MARKETS. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 78 for a description of each index.

  02
------
  TWO

--------------------------------------------------------------6-MONTH REVIEW----

In the third quarter of 2002, international equity markets experienced arguably one of the worst quarters in the post-war period. After weakening in July, the markets stabilized somewhat in August only to decline in September.

Entering the quarter, corporate governance issues and concerns about earnings quality had shaken the markets. Investors became more skeptical when signs pointed toward an economic slowdown, not an anticipated recovery, and a number of geopolitical developments created uncertainty, including the possibility of a military conflict in Iraq.

International markets, in general, rebounded in the fourth quarter. They rallied in October, appeared to consolidate their gains in November and retreated in December. The quarter featured some major rotations as many previously underperforming sectors, including technology, media and telecommunications, rallied in October and November, at the expense of more conservative sectors, such as consumer staples. Positions, however, were reversed in December as consumer staples returned to favor and technology, media and telecommunications generally retreated. Financials recovered somewhat during the quarter's rally, but gave back some gains in December, as declining markets drove their underlying equity portfolios downward.

In general, European markets rebounded the most after the third quarter volatility, while some Asian markets lost ground in the fourth quarter. Some of the beaten down Latin American markets recovered in the fourth quarter, including Argentina and Brazil.

Our biggest gainer during the six months was Spanish retailer Industria de Diseno Textil, S.A. (Inditex), which operates six fashion chains, with more than 1,500 stores in 44 countries. Investors reacted positively to gains in sales and profits, as well as margin expansion and a continuation of aggressive store openings. Repsol, Spain's largest oil company, rose in response to stabilizing conditions in Latin America. The company owns 99% of Argentina's largest oil producer and 24% of a natural gas company with substantial exposure to the region. The UK's Vodafone gained on subscriber growth coupled with higher margins resulting from reduced competition and lower subscriber-acquisition costs. Good performance in its European wireless businesses helped Deutsche Telekom, as did reduced losses in its U.S. wireless business. Despite a lack of revenue growth, Telefonos de Mexico maintained attractive cash-flow margins by reducing capital expenditures.

Our biggest decliner was UK aerospace contractor BAE Systems, which announced in December that two major contracts were behind schedule and that the company would incur undetermined additional costs. Top 10 Holdings Allianz and Muenchener Rueckversicherungs-Gesellschaft AG (Munich Re) were stung by declining equity markets and rising claims. Allianz was also affected by continuing volatility in its non-core investment banking business and the resignation of its CEO. Lloyd's, a UK bank and Top 10 Holding, experienced a difficult operating environment, particularly for its equity market sensitive businesses. Clariant, a Switzerland-based producer of specialty chemicals, experienced weaker sales and higher prices for raw materials.

GOOD IDEAS THAT WORKED               %
                                    ---
Inditex..........................   12.6%
Vodafone Group PLC...............   11.1
Deutsche Telekom AG..............    8.5
Repsol YPF, S.A..................    7.4
Telefonos de Mexico (ADR)........    3.2

GOOD IDEAS AT THE TIME               %
                                    ---
BAE Systems PLC..................  -54.7%
Allianz AG.......................  -42.1
Munich Re........................  -40.8
Clariant AG......................  -25.0
Lloyds TSB Group PLC.............  -21.7

For the six months ended December 31, 2002, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings does not guarantee future results.

                                    (PHOTO)
                                 MARK L. YOCKEY
                               Portfolio Manager

"Against an uncertain economic background and volatile markets, we held our course. Our portfolio themes remained largely unchanged and we continued to emphasize financials and consumer goods, with smaller weightings in materials, telecommunications, healthcare and industrials. Despite technology's fourth quarter rebound, we remain unconvinced of an imminent and significant technology recovery and have maintained a low weighting in the sector."

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                           03
                                                                         ------
                                                                         THREE

----PORTFOLIO STRATEGIES--------------------------------------------------------

"The consumer staples sector was among the Fund's brighter spots. Even with some weakness in the fourth quarter, we remain comfortable with our holdings... Despite tough economic and market conditions, we believe they are generally delivering solid business results that may eventually be reflected in their stock prices."

Top 5 Country Allocations

United Kingdom..................... 22.4%

Switzerland........................ 14.4%

Netherlands........................ 10.9%

Germany............................ 10.6%

Japan..............................  8.1%

As a % of total net assets as of 12/31/02.

For a more detailed look at Region/Country Allocations please view the "Schedule of Investments" starting on page 30.

Against an uncertain economic background and volatile markets, we held our course. Our portfolio themes remained largely unchanged and we continued to emphasize financials and consumer goods, with smaller weightings in materials, telecommunications, energy, healthcare and industrials. Despite technology's fourth quarter rebound, we remain unconvinced of an imminent and significant technology recovery and have maintained a low weighting in the sector.

The consumer staples sector was among the Fund's brighter spots. Even with some weakness in the fourth quarter, we remain comfortable with our holdings, including Unilever, Nestle, Tesco and Henkel. Despite tough economic and market conditions, we believe they are generally delivering solid business results that may eventually be reflected in their stock prices.

Financials, one of our largest sector exposures throughout the six-month period, were under stress because of falling stock prices and bond yields, an increase in bad debt provisions, and a significant slowdown in corporate and investment banking activity.

Of special concern to us was the insurance industry because two of our larger holdings are German insurance companies, Munich Re and Allianz. They and other insurance companies struggled to maintain their capital adequacy ratios as falling market prices affected their investment portfolios. Especially vicious was the forced selling of equities into falling markets.

Some extraordinary claims, ranging from the September 11 terrorist attacks, the flooding of Central Europe this past summer and a court decision that expanded the class of asbestos claimants also affected insurance companies. As a result, both Munich Re and Allianz injected reserves into U.S. subsidiaries. Allianz was also affected by losses at its investment banking subsidiary due to slow capital market activities and higher debt provisions. We held or added to these positions because we believed the companies were still fundamentally strong and, in our view, were among the best positioned to benefit when this vicious cycle ends.

REGION ALLOCATION


                  As of 12/31/02            As of 6/30/02
                  ---------------          ---------------

North America           1.6%                     0.6%

Europe                 75.7%                    75.7%

Asia/Pacific           10.9%                    12.8%

Latin America           8.5%                     6.4%

[PICTURE]

As a percentage of total net assets.

The performance of our telecommunications holdings was mixed, but we remain confident that we have focused on those carriers with protected market positions and pricing power in their markets. The performance of our consumer discretionary holdings was marginal. What we considered attractive performance in retailers, such as Marks & Spencer of the UK, was offset by generally weak returns in our media stocks, which remain challenged by the global advertising recession. However, we believe that the worst for those stocks may be over.

  04
------
 FOUR

---------------------------------------------------PORTFOLIO CHARACTERISTICS----

On December 31, 2002, the Fund had total net assets of $7.2 billion, with $4.8 billion of that in the Investor Share class. The Fund held 84 securities in 22 countries. The portfolio's weighted average market cap was $24.3 billion, and its weighted average growth rate (3-5 year) was 10.6%. Based on 2003 estimates, the portfolio's weighed harmonic average P/E was 13.4X. Our Top 10 Holdings represented 30.8% of assets. Since June 30, 2002, our country and regional allocations remained roughly the same, with minor adjustments in our Asia/Pacific, Latin America and North America exposure. Financials remained our top sector, but its percentage declined as the portfolio's exposure to consumer staples and consumer discretionary increased. These changes reflect both trading activity and share-price movements in our various markets. For definitions of portfolio statistics, please refer to Definitions of Portfolio Statistics on page 78.

TOP 10 HOLDINGS

COMPANY NAME                              COUNTRY                  %
------------------------------------------------------------------------------
Compass Group PLC                         United Kingdom          3.6%
------------------------------------------------------------------------------
Nestle S.A., Class B                      Switzerland             3.5
------------------------------------------------------------------------------
Diageo PLC                                United Kingdom          3.3
------------------------------------------------------------------------------
CIBA Specialty Chemicals AG               Switzerland             3.2
------------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V. (ADR)    Mexico                  3.1
------------------------------------------------------------------------------
Honda Motor Co., Ltd.                     Japan                   3.0
------------------------------------------------------------------------------
Allianz AG                                Germany                 2.9
------------------------------------------------------------------------------
Munich Re                                 Germany                 2.8
------------------------------------------------------------------------------
Lloyds TSB Group PLC                      United Kingdom          2.8
------------------------------------------------------------------------------
Fortis (NL) N.V.                          Netherlands             2.6
------------------------------------------------------------------------------
TOTAL                                                            30.8%

As a percentage of total net assets as of December 31, 2002. Portfolio holdings are subject to change.

The past six months were a reflection of the last three years, providing a seemingly unending series of challenges to investors in international markets, as we experienced one of the most severe bear markets in modern history. Although we, like most other market observers, are unable to predict an end to the volatility, we remain confident in our long-term investing goals.

In our view, we are buying and holding stocks that offer long-term potential that may be as compelling as we have seen in some time. For example, we think the general price/earnings and dividend yield ratings for European equity markets could be as attractive as we have seen since the early 1990s. As always, we are looking beyond the headlines to focus on what we perceive to be favorable long-term trends and positioning the Fund, stock by stock, to make the most of them. We were disappointed with the returns in 2002, but we intend to continue capitalizing on market volatility to enhance those positions that inspire our highest conviction.

/s/ Mark L Yockey

Top 5 Sectors

Financials......................... 24.4%

Consumer Staples................... 23.9%

Consumer Discretionary............. 21.7%

Materials..........................  7.6%

Telecommunication Services.........  7.5%

As a % of total net assets as of 12/31/02.

For a more detailed look at Sector Diversification please see "Portfolio Diversification" on page 33.

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                           05
                                                                        -------
                                                                          FIVE

ARTISAN
INTERNATIONAL
SMALL CAP FUND

----INVESTMENT APPROACH---------------------------------------------------------

Artisan International Small Cap Fund pursues long-term capital growth through a diversified portfolio of growth stocks of smaller international companies, concentrating on industries or themes that the investment team believes present accelerating growth prospects and companies the investment team thinks are well positioned to capitalize on that growth.

----PERFORMANCE-----------------------------------------------------------------

"Our first full calendar year managing Artisan International Small Cap Fund was full of challenges for international investors. Although the Fund declined 1.34% for its volatile inaugural year, we outperformed our benchmark, the MSCI EAFE/R Small Cap Index, and our peer group, as measured by the Lipper International Small-Cap Funds Index, which fell 7.82% and 7.95%, respectively..."

The six months ended December 31, 2002 were marked by volatility and weakness in international markets. Although Artisan International Small Cap Fund declined 5.29% for the 6-month period, the Fund outperformed both the benchmark and peer group indices. The Fund's benchmark, the Morgan Stanley Capital International EAFE/R Small Cap Index, fell 16.30%; and the Fund's peer group, as measured by the Lipper International Small-Cap Funds Index, lost 13.90%.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (12/21/01 to 12/31/02)

               ARTISAN                     Lipper
            INTERNATIONAL     EAFE/R    International
              SMALL CAP      Small Cap    Small-Cap      EAFE/R
                FUND           Index     Funds Index      Index

12/21/01        10,000         10,000       10,000       10,000
                 9,620          9,978        9,999        9,701
                 9,900         10,144       10,160        9,769
3/02            10,490         10,806       10,645       10,298
                11,020         11,195       10,912       10,366
                11,090         11,692       11,271       10,497
6/02            10,500         11,254       10,925       10,079
                 9,650         10,385       10,021        9,084
                 9,770         10,251        9,938        9,064
9/02             9,090          9,449        9,131        8,090
                 9,380          9,331        9,183        8,525
                 9,744          9,599        9,439        8,912
12/02            9,945          9,420        9,407        8,612



                 AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/02)
--------------------------------------------------------------------------------
                                                                    Since
 Fund / Index                                       1-Year        Inception
--------------------------------------------------------------------------------
 International Small Cap Fund                        -1.34%         -0.54%
--------------------------------------------------------------------------------
 EAFE/R Small Cap Index                              -7.82          -5.65
--------------------------------------------------------------------------------
 Lipper International Small-Cap Funds Index          -7.95          -5.78
--------------------------------------------------------------------------------
 EAFE/R Index                                       -15.94         -13.53
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, DIFFERENT ACCOUNTING METHODS AND ECONOMIC AND POLITICAL SYSTEMS, AND HIGHER TRANSACTION COSTS. THESE RISKS TYPICALLY ARE GREATER IN EMERGING MARKETS. ARTISAN INTERNATIONAL SMALL CAP FUND INVESTS IN THE STOCKS OF SMALLER NON-U.S. COMPANIES, WHICH MAY BE MORE VOLATILE AND LESS LIQUID AND MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGE AND MEDIUM-SIZED COMPANIES. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. A FUND'S HISTORICAL PERFORMANCE, PARTICULARLY OVER SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN AN INVESTMENT DECISION. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The performance information shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less that, if reflected, would reduce the performance quoted. See page 78 for a description of each index.

  06
------
  SIX

--------------------------------------------------------------6-MONTH REVIEW----

The third quarter of 2002 was turbulent, with many international markets experiencing their worst quarterly performance since World War II. Already nervous from concerns regarding earnings and corporate governance, investor confidence was damaged further due to apprehensions about international tensions and fading hopes for an economic turnaround.

Markets were generally lower in July, then stabilized somewhat in August only to decline again in September. Many European markets recorded disappointing quarterly results. The German market, for example, was off more than 35% for the quarter, in part because financials, of which it has a significant weighting, were discounted dramatically. Overall, volatility took both the London and Paris markets down by more than 20% for the quarter.

The fourth quarter was also volatile. International markets typically were stronger in October and November, benefiting from a rally driven by financial and consumer discretionary stocks. European markets, including Germany, generally rebounded more than markets in other regions following the severe losses of the third quarter. In December international markets weakened as rising oil and gas prices, issues with Iraq and North Korea and uncertainty over the ability of the global economy to recover, pulled investors back.

We think the market volatility we experienced during the six-month period reflects the continued effort by the markets to unwind the imbalances of the "bubble" created in the late 1990s.

Our biggest gainer for the six-month period was Telekom Austria when its market share in the fixed-line business began to stabilize and its wireless business - where it has a sizeable domestic market share - continued to perform well. Danish medical-equipment maker Radiometer closed a money-losing subsidiary, showed earnings improvement and appeared to benefit from a bid for a competitor that was made at a higher earnings multiple. At Agfa Gevaert, a Belgian manufacturer of film and printing equipment, new management implemented a major restructuring program. Eniro, a Swedish publisher of yellow pages, posted good results, closed an unprofitable German holding and purchased Tampere, the Finnish yellow pages. Trinity Mirror, a UK newspaper publisher, indicated some improvement in advertising revenues in recent months.

GOOD IDEAS THAT WORKED                %
                                     ---
Telekom Austria AG...............   31.2%
Radiometer A/S, B Shares.........   30.9
Agfa Gevaert N.V. ...............   27.9
Eniro AB.........................   21.4
Trinity Mirror PLC...............   16.1

GOOD IDEAS AT THE TIME                %
                                     ---
Aberdeen Asset Management........  -74.0%
J.D. Wetherspoon PLC.............  -39.6
Chipita International S.A........  -30.5
Signet Group PLC.................  -22.0
SMG PLC..........................  -10.4

For the six months ended December 31, 2002, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings does not guarantee future results.

Asset managers have generally found the bear market difficult, and Aberdeen Asset Management declined as its split-capital trusts investment business collapsed. Though its holiday sales were in line with expectations, jewelry retailer Signet Group was affected by a falling U.S. dollar and appeared to be "guilty by association" with retailers in general. Greek food-products marketer Chipita International suffered from negative currency effects and a delayed joint venture. J.D. Wetherspoon, a rapidly expanding UK operator of pubs, surprised investors by projecting a possible earnings decline for the year. SMG, one of Scotland's leading media groups, fell on ongoing balance sheet concerns.

                                    (PHOTO)
                                 MARK L. YOCKEY
                             Lead Portfolio Manager

"Despite the market volatility, we continue to believe small international companies are particularly attractive because they generally have the ability to react quickly to changes in a marketplace or economy."

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                           07
                                                                        -------
                                                                         SEVEN

----PORTFOLIO STRATEGIES--------------------------------------------------------

"We continue to favor the consumer sectors because we think well-managed, niche companies have tremendous opportunities to gain market share in a tough economic environment."

Top 5 Country Allocations

United Kingdom...................   16.1%

Germany..........................   11.7%

Netherlands......................   10.8%

Switzerland......................    6.3%

Belgium..........................    5.1%

As a % of total net assets as of 12/31/02.

For a more detailed look at Region/Country Allocations please view the "Schedule of Investments" starting on page 34.

Against an uncertain economic background and volatile markets, we held our course during the six-month period and our portfolio themes remained mostly unchanged, concentrated primarily in consumer discretionary and consumer staples sectors, with exposure to healthcare, financials and materials. We continue to favor the consumer sectors because we think well-managed, niche companies have tremendous opportunities to gain market share in a tough economic environment. We increased our weighting in telecommunications during the six-month period because we believe the sector had been overly punished and too long depressed. Yet, we remain skeptical about prospects for information technology.

REGION ALLOCATION

                       As of 12/31/02            As of 6/30/02
                       --------------           --------------

North America                3.0%                     1.3%

Europe                      78.4%                    63.7%

Asia/Pacific                 6.7%                     7.8%

Latin America                8.3%                     6.9%

[PICTURE]

As a percentage of total net assets.

Among our consumer discretionary holdings, two manufacturers, Yamaha Motor of Japan and Ducati Motor of Italy, performed well. We believed advertising and media companies could be experiencing the end of their downward cycle and, in the fourth quarter, we saw solid results for many of our media holdings. We recently added Agfa Gevaert, the Belgian manufacturer of consumer and industrial film and printing equipment. Agfa, one of our top performers for the six months, changed management in 2001 and restructured its work force, realigned manufacturing sites, and paid down debt, effectively deleveraging its balance sheet and improving free cash flow.

We think consumer staples continued to show promise, such as Baron de Ley, a Spanish vintner that increased market share as demand in its segment grew. Colruyt, Belgium's third largest food retailer, initiated strong cost and financial discipline and posted sales growth.

We saw some opportunities in selected industrials and materials companies that have been able to adjust to a changing marketplace. For example, in our view, elevator manufacturers such as Schindler became more compelling investments when they began to emphasize revenue generation from service contracts instead of manufacturing, which ultimately could reduce their sensitivity to market volatility.

We continued to believe throughout the period that financial firms looking to "gather assets" have growth potential. Financial stocks generally rallied in the fourth quarter following a major correction in the sector during the third quarter. Banco Latinoamericano rebounded from a third quarter sell-off, as financial markets in Argentina and Brazil stabilized in the fourth quarter. Our insurance positions also faced volatility as their investment portfolios continued to be revalued down and their capital adequacy ratios plummeted. We still believe that those firms are fundamentally attractive but are being dragged down as the entire insurance sector goes through a correction.

  08
-------
 EIGHT

---------------------------------------------------PORTFOLIO CHARACTERISTICS----

On December 31, 2002, the Fund held 50 stocks, the portfolio's weighted average market cap was $1.5 billion, and its Top 10 Holdings comprised 34.5% of assets. Based on 2003 estimates, the weighted harmonic average P/E was 13.0X, and the weighted average growth rate (3-5 year) was 11.4%. The portfolio remained broadly diversified by geography with holdings in 26 countries, with purchases giving Europe greater prominence in the portfolio. Consumer discretionary remained our largest sector and consumer staples continued as our second largest sector. We significantly increased our holdings in telecommunications services and materials, while our industrials exposure declined. These changes reflect both trading activity and share-price movement. For definitions of portfolio statistics, please refer to Definitions of Portfolio Statistics on page 78.

TOP 10 HOLDINGS

COMPANY NAME                              COUNTRY                  %
--------------------------------------------------------------------------------
Wella AG, Preferred                       Germany                 4.7%
--------------------------------------------------------------------------------
Trinity Mirror PLC                        United Kingdom          4.0
--------------------------------------------------------------------------------
Celanese AG                               Germany                 3.9
--------------------------------------------------------------------------------
Koninklijke Grolsch N.V.                  Netherlands             3.4
--------------------------------------------------------------------------------
SMG PLC                                   United Kingdom          3.2
--------------------------------------------------------------------------------
Eniro AB                                  Sweden                  3.2
--------------------------------------------------------------------------------
Stada Arzneimittel AG                     Germany                 3.2
--------------------------------------------------------------------------------
Fraser & Neave Limited                    Singapore               3.1
--------------------------------------------------------------------------------
Euronext N.V.                             Netherlands             2.9
--------------------------------------------------------------------------------
Agfa Gevaert N.V.                         Belgium                 2.9
--------------------------------------------------------------------------------
TOTAL                                                            34.5%

As a percentage of total net assets as of December 31, 2002. Portfolio holdings are subject to change.

Our first full calendar year managing Artisan International Small Cap Fund was full of challenges for international investors. Although the Fund declined 1.34% for its volatile inaugural year, we outperformed our benchmark, the MSCI EAFE/R Small Cap Index, and our peer group, as measured by the Lipper International Small-Cap Funds Index, which fell 7.82% and 7.95%, respectively, for the 12 months ended December 31, 2002.

Throughout the calendar year, and particularly in the past six months, we experienced negative news on earnings, potential international conflict and uncertain economic recovery that fed market instability. Perhaps the market needed an additional correction to bring this bear market, the most severe in modern history, to an end.

Despite the market volatility, we continue to believe small international companies are particularly attractive because they generally have the ability to react quickly to changes in a marketplace or economy. We believe agility may allow them to respond swiftly to trends such as deregulation, privatization, restructuring and consolidation that are creating what we consider opportunities for growth in foreign markets. We continue to travel and meet with management of companies we consider attractively priced, that are focused on higher earnings despite an anticipated low-growth environment. We are optimistic the market will eventually recognize their value.

/s/ Mark L. Yockey

Top 5 Sectors

Consumer Discretionary.............   35.6%

Consumer Staples...................   28.5%

Healthcare.........................    8.5%

Financials.........................    7.3%

Materials..........................    6.5%

As a % of total net assets as of 12/31/02.

For a more detailed look at Sector Diversification please see "Portfolio Diversification" on page 37.

                                                                           09
                                                                         ------
                                                                          NINE

ARTISAN
INTERNATIONAL
VALUE FUND

----INVESTMENT APPROACH---------------------------------------------------------

Artisan International Value Fund pursues long-term capital growth through a diversified portfolio of stocks of undervalued non-U.S. companies. The Fund's investment process is premised on the belief that, over the long-term, the price of a company's stock will converge with the economic value of the business. The Fund seeks to invest at a significant discount to what Artisan believes is the economic value of the business and hold those securities until that convergence takes place.

----PERFORMANCE-----------------------------------------------------------------

"We recognize that estimating the intrinsic value of a business is subjective and based on experience and judgment. We have analyzed thousands of businesses across the globe in a wide variety of industries and believe that the important financial characteristics of a superior business include attractive profit margins, return on invested capital and level of free cash flow."

As of December 31, 2002, Artisan International Value Fund had completed one full quarter of operations, having commenced operations on September 23, 2002. Since inception, the Fund gained 6.00%. For the same period, the Fund's benchmark, the MSCI EAFE/R Index, rose 6.78%, and the Fund's peer group, as measured by the Lipper International Funds Index, was up 6.33%.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/23/02 to 12/31/02)

                 ARTISAN                     Lipper
              INTERNATIONAL    EAFE/R    International
                  VALUE         Value        Funds        EAFE/R
                  FUND          Index        Index         Index


 9/23/02         10,000         10,000       10,000       10,000
                  9,920          9,965       10,031        9,971
   10/02         10,070         10,473       10,570       10,488
   11/02         10,570         11,116       11,049       10,985
   12/02         10,600         10,632       10,678       10,633


                         TOTAL RETURNS (as of 12/31/02)
--------------------------------------------------------------------------------
                                               Since
 Fund / Index                                Inception*
--------------------------------------------------------------------------------
 International Value Fund                       6.00%
--------------------------------------------------------------------------------
 EAFE/R Value Index                             6.32
--------------------------------------------------------------------------------
 Lipper International Funds Index               6.33
--------------------------------------------------------------------------------
 EAFE/R Index                                   6.78
--------------------------------------------------------------------------------

*Not Annualized

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, DIFFERENT ACCOUNTING METHODS AND ECONOMIC AND POLITICAL SYSTEMS AND HIGHER TRANSACTION COSTS. THESE RISKS TYPICALLY ARE GREATER IN EMERGING MARKETS. THE FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN THE STOCKS OF SMALL AND MEDIUM-SIZED NON-U.S. COMPANIES, WHICH MAY BE MORE VOLATILE AND LESS LIQUID AND MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGE COMPANIES. THE FUND INVESTS IN VALUE STOCKS, WHICH MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. A FUND'S HISTORICAL PERFORMANCE, PARTICULARLY OVER SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN AN INVESTMENT DECISION. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The performance shown reflects the adviser's undertaking to limit the Fund's expenses, which may be terminated at any time, has been in effect since the Fund's inception, and has had a material impact on the Fund's performance, which would have been lower in its absence. The performance shown does not reflect the deduction of a 2% redemption fee on shares held by an investor for 90 days or less that, if reflected, would reduce the performance quoted. See page 78 for a description of each index.

  10
 -----
  TEN

------------------------------------------------------SINCE INCEPTION REVIEW----

International markets generally were strong in October and November with financial and consumer discretionary stocks driving a rally. However, international markets weakened in December when investors became concerned about the price increases of oil and gas, exhibited apprehension regarding potential conflict with Iraq and North Korea and displayed doubts that the global economy could begin to recover.

From the Fund's inception on September 23rd through the end of December, the Fund's consumer discretionary, information technology, industrials and healthcare sectors provided the largest contributions to the Fund's performance. Telecommunication services and consumer staples were the sectors detracting from the Fund's returns.

GOOD IDEAS THAT WORKED                                     %
                                                          ---
Radiometer A/S, B Shares...............................   51.2%
Amdocs, Ltd............................................   43.1
Vivendi Universal S.A..................................   30.6
Pargesa Holding AG.....................................   21.2
Vontobel Holding AG....................................   16.0

GOOD IDEAS AT THE TIME                                     %
                                                          ---
Cable & Wireless PLC (ADR).............................  -52.6%
Ichiyoshi Securities Co., Ltd..........................  -25.5
Neopost S.A............................................  -16.2
Signet Group PLC.......................................  -10.0
Asia Satellite Telecommunications Holdings Limited.....   -9.7

For the period from September 23, 2002 through December 31, 2002, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings does not guarantee future results.

Our biggest gainer during our short period of operations was Radiometer, a Danish medical equipment maker that closed a money-losing subsidiary, showed earnings improvement and appeared to benefit from perceived value after a bid for another Scandinavian medical products maker was made at a higher earnings multiple. Computer services provider Amdocs rallied with technology in the fourth quarter, supported by a strong earnings report and a potentially large contract. Global media and communications group Vivendi continued to take actions that offered investors evidence that the company's financial situation was improving. Pargesa, a holding company involved with a variety of industry and services sectors, including minerals processing, media and exploration and production of oil and gas, continued to trade at a significant discount to our estimate of its value. We believe investor interest was based on the company's discount, because it did not appear to benefit from a tangible event. We think investors were attracted to Vontobel, a traditional Swiss domestic private bank, not because of results, but on potential, because the company traded at what many viewed as an attractive price-to-book multiple.

Cable & Wireless, our biggest decliner, was disappointing to say the least. Management's report of two previously undisclosed substantial liabilities reduced credibility with us and caused us to significantly reduce our assessment of the company's value. Investors' continued negative sentiment toward Japanese financial services companies drove down the share price of Ichiyoshi Securities, which offers comprehensive services ranging from brokerage and dealing to underwriting and public offerings. Neopost, a worldwide leader in mail room equipment and logistics systems, declined in the fourth quarter due to a potentially costly patent dispute with its major competitor. Signet Group, the world's largest jewelry retailer and owner of the mall-based Kay Jewelers stores in the U.S., declined in the quarter due to investor concerns over holiday spending on jewelry. Asia Satellite Telecommunications is one of Asia's largest satellite broadcasters. Although company fundamentals looked good to us, the stock may have performed poorly due to what we consider the market's misconception that the company's services could experience pricing pressure.

                                    (PHOTO)
                                 N. DAVID SAMRA
                               Portfolio Manager

"Overall, we are pleased with our portfolio. In the fourth quarter, the Fund gained 6.85%, slightly outperforming both its benchmark and peer group. For the quarter, the Fund's benchmark, the MSCI EAFE/R Index, and the Fund's peer group, as measured by the Lipper International Funds Index, increased by 6.45% and 6.64%, respectively."

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                            11
                                                                          ------
                                                                          ELEVEN

----PORTFOLIO STRATEGIES--------------------------------------------------------

"We believe there is an essential distinction between a fundamentally undervalued company and one that is simply cheap. The long-term investment return potential of the former is greater than the latter."

Top 5 Country Allocations

United Kingdom.....................   24.2%

Switzerland........................   19.0%

Japan..............................   10.6%

Netherlands........................    6.7%

Denmark............................    6.3%

As a % of total net assets as of 12/31/02.

For a more detailed look at Region/Country Allocations please view the "Schedule of Investments" starting on page 38.

We provided a detailed description of our investment principles in the Fund's Quarterly Update dated December 31, 2002. In this report we believe an overview of our principles supported by an example from the Fund's portfolio can add value. Since we opened Artisan International Value Fund in September 2002, we have sought to buy stocks of businesses priced at a significant discount to what we believe to be their intrinsic value, wanting to hold them until their prices rise to reflect that value.

We recognize that estimating the intrinsic value of a business is subjective and based on experience and judgment. We have analyzed thousands of businesses across the globe in a wide variety of industries and believe that the important financial characteristics of a superior business include attractive profit margins, return on invested capital and level of free cash flow. We also weigh the company's ability to protect and grow its cash flow stream, management's track record as allocators of capital, and the company's capital structure and country risk, and we try to separate cyclical from structural influences on a business. Adding these factors together and applying our judgment provides us with a value that we compare to the current market price to make an investment decision.

We are patient investors and may own the businesses in which we're investing for a number of years, but only if we are convinced that a company's intrinsic value is stable or, as we prefer, rising over time. We believe there is an essential distinction between a fundamentally undervalued company and one that is simply cheap. The long-term investment return potential of the former is greater than the latter.

The set of businesses in our investment universe that both meet our standards and are undervalued according to our measures is surprisingly small and, as a result, we are able to manage a relatively focused portfolio. Successfully navigating the tradeoff between price and business quality is at the heart of our investment process.

REGION ALLOCATION

                            As of 12/31/02
                            --------------

Bermuda/North America             4.3%

Europe                           71.2%

Asia/Pacific                     16.8%

Latin America                     2.9%

As a percentage of total net assets.

Here is an example of how our process worked to help us find a company that was our top performer since the Fund's inception. Radiometer is a Danish medical equipment maker with an approximate 40% worldwide market share in blood-gas analyzers, machines that are critical to the care of hospitalized patients. While the market for blood-gas analyzers is mature, each machine that is sold provides a recurring revenue stream of consumables, which for regulatory reasons are largely immune from competition. As a result, Radiometer has very attractive operating margins and return on capital, and virtually no requirements for capital reinvestment. Consequently, it has an attractive dividend payout and no debt. The stock price suffered when an acquisition generated losses, temporarily masking the profitability of the core blood-gas business. The company has closed the operation and we believe its focus will return to the core blood-gas business that, in our opinion, continues to develop strongly.

  12
------
TWELVE

---------------------------------------------------PORTFOLIO CHARACTERISTICS----

On December 31, 2002, the Fund held 36 stocks, the portfolio's weighted average market cap was $5.1 billion, and its Top 10 Holdings comprised 33.0% of assets. Based on 2003 estimates, the weighted harmonic average P/E was 12.1X. The portfolio was broadly diversified by geography with holdings in 14 countries. More than 70% of Fund assets were invested in Europe. Financials was our largest sector, with consumer discretionary and industrials holding prominent positions. These weightings result from our bottom-up, stock-by-stock decision-making process because neither our sector or regional weightings are pre-determined. For definitions of portfolio statistics, please refer to Definitions of Portfolio Statistics on page 78.

TOP 10 HOLDINGS

COMPANY NAME                                         COUNTRY               %
--------------------------------------------------------------------------------
Meitec Corporation                                   Japan                3.9%
--------------------------------------------------------------------------------
Hunter Douglas N.V.                                  Netherlands          3.7
--------------------------------------------------------------------------------
Pfeiffer Vacuum Technology AG                        Germany              3.3
--------------------------------------------------------------------------------
Pargesa Holding AG                                   Switzerland          3.3
--------------------------------------------------------------------------------
Radiometer A/S, B Shares                             Denmark              3.3
--------------------------------------------------------------------------------
Asia Satellite Telecommunications Holdings Limited   Hong Kong            3.2
--------------------------------------------------------------------------------
Vivendi Universal S.A.                               France               3.1
--------------------------------------------------------------------------------
Jyske Bank A/S                                       Denmark              3.1
--------------------------------------------------------------------------------
Lloyds TSB Group PLC                                 United Kingdom       3.1
--------------------------------------------------------------------------------
Schindler Holding AG                                 Switzerland          3.0
--------------------------------------------------------------------------------
TOTAL                                                                    33.0%

As a percentage of total net assets as of December 31, 2002. Portfolio holdings are subject to change.

Overall, we are pleased with our portfolio. In the fourth quarter, the Fund gained 6.85%, slightly outperforming both its benchmark and peer group. For the quarter, the Fund's benchmark, the MSCI EAFE/R Index, and the Fund's peer group, as measured by the Lipper International Funds Index, increased by 6.45% and 6.64%, respectively.

As we begin 2003, we want to share several observations. Our experience has taught us that it is generally futile to attempt to predict the future course of economies and stock markets. Instead, we focus our attention on understanding and monitoring the variables that affect the intrinsic value of individual businesses.

We enter the New Year with our largest commitments in the financials and consumer discretionary sectors. Consumer discretionary contributed positively to performance for the reporting period and although, in general, our financial holdings have not contributed as significantly to portfolio performance, we believe that many companies in that sector are undervalued and offer long-term value. We believe, also, in the opportunities in Europe, where at year-end we had more than 70% of the Fund's assets.

We are planning a number of overseas visits, first to Europe and then to Asia. We will continue to look for opportunities in out-of-favor markets and sectors, but will, as always, focus on disciplined analysis and judgment regarding the quality and valuation of individual companies in our universe.

/s/ N. David Samra

Top 5 Sectors

Financials.........................   22.6%

Consumer Discretionary.............   22.3%

Industrials........................   15.5%

Information Technology.............    8.5%

Consumer Staples...................    7.9%

As a % of total net assets as of 12/31/02.

For a more detailed look at Sector Diversification please see "Portfolio Diversification" on page 40.

                                                                          13
                                                                      ---------
                                                                       THIRTEEN

ARTISAN
MID CAP FUND

----INVESTMENT APPROACH---------------------------------------------------------

Artisan Mid Cap Fund pursues long-term capital growth through a diversified portfolio of stocks of medium-sized U.S. growth companies that exhibit franchise characteristics. Companies with an established franchise often possess a proprietary asset, an established brand name, low cost production capability or another competitive advantage that allows them to achieve a dominant position in their marketplace. From these companies, the Fund seeks firms with strong growth characteristics - including accelerating earnings, expanding profit margins and increasing market share - that are attractively priced by the market.

----PERFORMANCE-----------------------------------------------------------------

Artisan Mid Cap Fund received a (5 stars) Overall and 5-year Morningstar Rating/TM, and (4 stars) for the 3-year period. Ratings are as of 1/31/03 among Mid-Cap Growth funds (overall and 3-years - 505, and 5-years - 350).(1)

(1)See page 78 for more information about Morningstar/TM ratings.

The six months ended December 31, 2002 were a period of market volatility. Equities, including mid-caps, retreated in the face of earnings disappointments and geopolitical tensions. For the period, Artisan Mid Cap Fund declined 11.61%. The benchmark Russell Midcap/R Index fell 11.11%, while the peer group, as measured by the Lipper Mid-Cap Core Funds Index, lost 10.86%.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (6/27/97 to 12/31/02)

                ARTISAN       Russell  Lipper Mid-Cap     Russell
                MID CAP      Midcap/R    Core Funds      Midcap/R
                 FUND          Index        Index      Growth Index

6/97             10,000         10,000       10,000       10,000
                 12,550       11,292.6     11,539.6       11,393
12/97          12,814.4       11,417.8     11,192.6       11,079
               14,713.6       12,651.5       12,514       12,402
               14,606.9       12,460.8     12,144.2       12,394
               13,067.6       10,613.5     9,913.58       10,325
12/98          17,090.2       12,570.4     12,063.4       13,059
               17,161.7       12,511.5     11,485.2       13,505
               19,839.4       13,869.7     12,958.1       14,912
               19,601.4       12,677.7     12,122.9       14,165
12/99          26,983.6       14,862.3     15,464.5       19,757
               34,037.4       16,361.1     17,706.7       23,930
               34,298.6       15,622.8     17,113.1       22,158
               38,105.4       16,686.7     17,759.6       22,717
12/00            34,311       16,088.2       16,432       17,436
               30,389.7       14,399.9       14,550       13,062
               34,091.7       15,772.8     16,378.3       15,175
                 26,430         12,956       13,240       10,957
12/01            33,266         15,183       15,627       13,922
                 32,583         15,828       16,205       13,676
                 28,545         14,317       14,485       11,179
                 23,386         11,792       12,114        9,259
12/02            25,230         12,726       12,912       10,107

                 AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/02)
--------------------------------------------------------------------------------
                                                                   Since
 Fund / Index                        1-Year         5-Year       Inception
--------------------------------------------------------------------------------
 Artisan Mid Cap Fund                -24.16%         14.51%         18.28%
--------------------------------------------------------------------------------
 Russell Midcap/R Index              -16.19           2.19           4.47
--------------------------------------------------------------------------------
 Lipper Mid-Cap Core Funds Index     -17.37           2.90           4.75
--------------------------------------------------------------------------------
 Russell Midcap/R Growth Index       -27.41          -1.82           0.19
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. THE FUND INVESTS IN STOCKS OF MEDIUM-SIZED COMPANIES, WHICH TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES, AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. GROWTH STOCKS MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 78 for a description of each index.

    14
---------
 FOURTEEN

--------------------------------------------------------------6-MONTH REVIEW----

The third quarter of 2002 was the toughest quarter in an already disappointing year for equity investors, who had no place to hide as virtually all equity asset classes - growth, core and value - and market capitalizations - large, mid and small - returned negative results.

The technology sector performed dismally in July and the Fund, with a large weighting in the sector, felt the effects. Cyclical holdings that may benefit as the economy recovers, such as advertising, transportation and manufacturing, generally suffer disproportionately during times of economic weakness and that was true during the third quarter. Some healthcare positions, generic drug makers, for example, and energy holdings, in oil services and natural gas firms, provided some relative stability for the quarter.

The market moved higher during the fourth quarter, ending a difficult year on a positive note. Software, semiconductors, transportation and consumer services led the rally as investors seemed to take advantage of opportunities to buy companies whose share prices did not reflect their perceived fundamental value. Prices retreated somewhat in December, as investors reacted to, among other things, continuing tension with Iraq, anxiety concerning North Korea and the nationwide strike in Venezuela that increased the price of crude oil.

For the six-month period, our biggest gainer was Getty Images, Inc., which owns and markets the world's largest archive of photographic images. As advertising trends turned positive, the strength of its operating model became evident: a small revenue increase resulted in a significant profit increase. Biotech manufacturer Amgen Inc. saw great success with three new products, one for treating a chronic inflammatory disease and others for chemotherapy-related problems. Network Appliance, Inc., a data-storage company, also appears to have benefited from a major new product that positioned the company to compete in new markets. PeopleSoft, Inc. rallied with the enterprise-software industry. NYSE broker/dealer LaBranche and Co., Inc. benefited from an increase in overall NYSE trading volumes and winning new listings.

GOOD IDEAS THAT WORKED                %
                                     ---
Getty Images, Inc..................   38.5%
Amgen, Inc. .......................   30.1
LaBranche & Co., Inc. .............   17.6
Network Appliance, Inc.............   16.6
PeopleSoft, Inc....................   12.2

GOOD IDEAS AT THE TIME                %
                                     ---
Retek, Inc.........................  -76.0%
Navistar International Corp........  -42.1
National Semiconductor Corp........  -33.6
Intersil Corp......................  -26.1
Comerica, Inc. ....................  -20.9

For the six months ended December 31, 2002, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings does not guarantee future results.

Our biggest decliner for the period was Retek, Inc., which makes predictive software for retail management. Large-ticket purchases of software slowed as retailers came under pressure due to slowing consumer spending. National Semiconductor Corporation was affected by the slowdown in IT spending, especially in the PC and wireless handset areas. Leverage to commercial lending worked against Comerica, Inc., as loan demand weakened and commercial credit quality deteriorated, forcing unexpectedly high charge-offs. Navistar International Corporation, maker of International trucks and engines, saw slowing end-market demand for its heavy trucks, a strike at a key facility and liquidity concerns related to high pension costs. Intersil Corporation, which makes semiconductors for wireless networks, suffered from the perception of significant new competition.

                                    (PHOTO)
                               ANDREW C. STEPHENS
                             Lead Portfolio Manager

                                    (PHOTO)
                                 JAMES D. HAMEL
                          Associate Portfolio Manager

"The third quarter of 2002 was the toughest quarter in an already disappointing year for equity investors, who had no place to hide as virtually all equity asset classes - growth, core and value - and market capitalizations - large, mid and small - returned negative results."

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                          15
                                                                       -------
                                                                       FIFTEEN

----PORTFOLIO STRATEGIES--------------------------------------------------------

"We are seeking to position the Fund for a growth cycle. We believe the corporate profit picture is beginning to stabilize and, if it does, we anticipate many companies may soon begin investing for growth. That's why we tilted the Fund toward enterprise spending..."

--------------------------------------------------------------------------------
Our GARDEN/SM investments are where securities enter our investment process, typically in relatively small positions.

Our CROP/SM investments - where we believe the Fund gets its "punching power" - are where we concentrate our capital in larger positions. We move a holding from GARDEN to CROP investments when conditions appear to warrant the commitment, and when we think the holding is attractively valued and experiencing a positive profit cycle.

As the profit cycle of a company begins to plateau or valuations approach our estimate, it moves into our HARVEST/SM investments and it is generally reduced or eliminated over time.
--------------------------------------------------------------------------------

Throughout the third quarter, we were not finding firms with attractive profit cycles, so we increased the number of GARDEN investments, adding companies that offered what we considered higher quality, well-positioned franchises at attractive prices. We believed that when profit cycles rebound, we could increase the positions of our most appealing companies and move them into our CROP investments.

During the quarter, a declining market brought, in our view, many established companies that we believed presented attractive franchises within our capitalization range and private market value parameters. For example, we added W.W. Grainger, the leading distributor of maintenance, repair and operating products to North American industrial companies. In August we trimmed several holdings, including a number of Top 10 Holdings, because of lowered expectations. In September we capitalized on weakness in consumer-related stocks and initiated a few smaller positions, including Estee Lauder and Williams-Sonoma. We also trimmed our financial services holdings, believing that interest rates had bottomed.

We ended the third quarter with nearly two-thirds of Fund assets in our GARDEN investments and the portfolio was broadly exposed to the economy. We believe this breadth in our GARDEN investments was a reason for the Fund's relative strength during the market sell-off in September.

During the fourth quarter, we continued to focus on our GARDEN investments, both adding and trimming holdings. Additionally, the market rally in October and November provided an opportunity to completely harvest several companies that approached our estimate of their full private market value. We expect to maintain a large number of GARDEN positions until we see evidence of positive profit cycles among our holdings.

SECTOR DIVERSIFICATION

SECTOR                  6/30/02   12/31/02   SECTOR            6/30/02  12/31/02
--------------------------------------------------------------------------------
Auto & Transportation      4.1%      3.2%    Other               2.3%      1.0%
--------------------------------------------------------------------------------
Consumer Discretionary    15.3      18.6     Other Energy        6.5       6.4
--------------------------------------------------------------------------------
Consumer Staples           1.4       2.2     Producer Durables   6.0      12.2
--------------------------------------------------------------------------------
Financial Services        15.7      15.5     Technology         19.1      15.2
--------------------------------------------------------------------------------
Healthcare                11.2      12.2     Utilities           1.7       0.6
--------------------------------------------------------------------------------
Integrated Oils            0.0       0.0     Other assets
                                             less liabilities    6.8       6.0
--------------------------------------------------------------------------------
Materials & Processing     9.9       6.9     TOTAL             100.0%    100.0%
--------------------------------------------------------------------------------

As a percentage of total net assets as of June 30, 2002 and December 31, 2002, respectively.

We added BEA Systems, a leading vendor of middle-ware applications for servers, believing the company's fundamentals, particularly revenues, were improving, and Linear Technology, a manufacturer of high performance, linear integrated circuits, that we think has attractive margins. We also established GARDEN positions in several stocks we have held in the past. We believe both Smurfit-Stone Container Corporation and Thermo Electron Corporation appear to be entering positive profit cycles.

From our GARDEN investments, we liquidated Siebel Systems, an enterprise software provider, and a number of healthcare-related holdings because of deteriorating fundamentals. During the fourth quarter, we sold long-time holding Intuit, a leading provider of financial management software and services to small businesses, that we had begun trimming in the third quarter as the company's profit cycle began to slow.

    16
 -------
 SIXTEEN

---------------------------------------------------PORTFOLIO CHARACTERISTICS----

On December 31, 2002, the Fund remained broadly diversified by sector, exposed to most major areas of the economy. Consumer discretionary represented the largest sector exposure, followed by financial services and technology. Our exposure to consumer discretionary and producer durables rose from June 30, while our weightings in technology and materials & processing declined. Remember, our sector exposures result from our bottom-up stock-by-stock decisions.

On December 31, 2002, the portfolio held 84 stocks, had a median market cap of $4.0 billion, and its Top 10 Holdings represented 21.0% of assets. Based on a 3 to 5-year forecast, the portfolio's earnings growth rate was 16.9% and weighted harmonic average P/E was 19.2X. For definitions of portfolio statistics, please refer to Definitions of Portfolio Statistics on page 78.

TOP 10 HOLDINGS

COMPANY NAME                                                          %
--------------------------------------------------------------------------------
XL Capital Limited                                                   2.9%
--------------------------------------------------------------------------------
Pactiv Corporation                                                   2.8
--------------------------------------------------------------------------------
Danaher Corporation                                                  2.3
--------------------------------------------------------------------------------
Nabors Industries, Ltd.                                              2.2
--------------------------------------------------------------------------------
Univision Communications, Inc.                                       2.0
--------------------------------------------------------------------------------
Lamar Advertising Company                                            1.9
--------------------------------------------------------------------------------
Novellus Systems, Inc.                                               1.9
--------------------------------------------------------------------------------
RPM International, Inc.                                              1.7
--------------------------------------------------------------------------------
W.W. Grainger, Inc.                                                  1.7
--------------------------------------------------------------------------------
PeopleSoft, Inc.                                                     1.6
--------------------------------------------------------------------------------
TOTAL                                                               21.0%

As a percentage of total net assets as of December 31, 2002. Portfolio holdings are subject to change.

We are seeking to position the Fund for a growth cycle. We believe the corporate profit picture is beginning to stabilize and, if it does, we anticipate many companies may soon begin investing for growth. That's why we tilted the Fund toward enterprise spending, into companies that manufacture software, create and sell advertising, assemble factory equipment or provide electronic components for products such as cell phones and diagnostic equipment.

Clouding our view of an improving economic cycle are international tensions and consumer activity. A long war in Iraq and continued difficulties with countries such as North Korea could hinder the recovery we now envision. Spending by U.S. consumers has been a key factor in sustaining any economic activity the past two years and lower spending could stall an economic recovery as well.

Our intention is to follow our discipline and continue to accumulate what we consider the best survivor franchises available from across the economy. Until profit cycles improve, the portfolio will remain slightly more aggressive relative to past periods and our GARDEN investments will continue to be larger than our CROP and HARVEST investments.

/s/ Andrew C. Stephens                  /s/ James D. Hamel

"Our intention is to follow our discipline and continue to accumulate the best survivor franchises available from across the economy. Until profit cycles improve, the portfolio will remain slightly more aggressive relative to past periods and our GARDEN investments will continue to be larger than our CROP and HARVEST investments."

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                          17
                                                                      ---------
                                                                      SEVENTEEN

ARTISAN
MID CAP VALUE
FUND

----INVESTMENT APPROACH---------------------------------------------------------

Artisan Mid Cap Value Fund pursues long-term capital growth through a diversified portfolio of medium-sized company stocks that it believes are undervalued and offer a controlled level of risk. The Fund invests chiefly in companies with market capitalizations of $1.2 to $10 billion. The management team looks for stocks that are significantly underpriced in the marketplace. From among these undervalued companies, the management team tries to identify through in-depth analysis those firms that provide a controlled level of risk through financial strength and favorable economics.

----PERFORMANCE-----------------------------------------------------------------

"We marked our first full calendar year at the helm of Artisan Mid Cap Value Fund on December 31, 2002, and although the Fund was off 3.87% for the year, it outperformed both its benchmark and peer group."

Though the second half of 2002 was a turbulent period for equities, Artisan Mid Cap Value Fund showed strong relative performance. For the six-month period ended December 31, 2002, the Fund declined 5.82%, while the benchmark Russell Midcap/R Value Index lost 12.16%, and the peer group, as measured by the Lipper Mid-Cap Value Funds Index, fell 12.02%.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/01 to 12/31/02)

                ARTISAN       Russell      Lipper
                MID CAP      Midcap/R      Mid-Cap       Russell
                 VALUE         Value     Value Funds    Midcap/R
                 FUND          Index        Index         Index

3/28/01         10,000         10,000       10,000       10,000
   6/01         11,180         10,865       11,146       11,061
   9/01          9,150          9,610        9,777        9,085
  12/01         10,693         10,766       11,206       10,647
   3/02         11,328         11,616       11,904       11,099
   6/02         10,905         11,074       10,870       10,040
   9/02          9,331          9,086        8,972        8,269
  12/02         10,279          9,728        9,563        8,924


                 AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/02)
--------------------------------------------------------------------------------
                                                               Since
 Fund / Index                             1-Year             Inception
--------------------------------------------------------------------------------
 Artisan Mid Cap Value Fund                -3.87%               1.58%
--------------------------------------------------------------------------------
 Lipper Mid-Cap Value Funds Index         -14.66               -2.50
--------------------------------------------------------------------------------
 Russell Midcap/R Value Index              -9.64               -1.56
--------------------------------------------------------------------------------
 Russell Midcap/R Index                   -16.19               -6.26
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. THE FUND INVESTS IN STOCKS OF MEDIUM-SIZED COMPANIES, WHICH TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES, AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. VALUE STOCKS MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects the adviser's undertaking to limit the Fund's expenses, which may be terminated at any time, has been in effect since the Fund's inception and has had a material impact on the Fund's performance, which would have been lower in their absence. See page 78 for a description of each index.

    18
---------
 EIGHTEEN

--------------------------------------------------------------6-MONTH REVIEW----

The third quarter of 2002 offered investors a stark reminder of how a bear market behaves, as stocks trended down sharply and market volatility increased. In general, equity owners experienced negative returns regardless of market capitalization or style preference.

A floundering economy, weakened investor confidence, the threat of war and continued reports of corporate misdeeds were some of the factors that pulled the market down. Another issue, in our view, was that the world economy continued to struggle with the disruptive fallout from the excesses of the boom period in the market that peaked in early 2000. The quarter's volatility affected nearly every sector of the economy, but, in general, technology continued to receive the harshest treatment from the market. Finance and energy were among the better performers for the quarter and we benefited from our exposure to reinsurers and natural gas producers.

Following the September downturn, the market rallied in October as financials, technology and consumer discretionary stocks provided support to the mid-value segment. The market continued to rally in November with technology leading the way, but back-pedaled in December, apparently responding to concerns over war and disappointing economic data. We believe that risk-taking returned to favor during the fourth quarter as corporate yield spreads tightened for the first time in many months and technology stocks and leveraged equities proved to be standout performers. In our opinion, the lowest price stocks - in absolute dollar terms - tended to deliver the larger rewards.

The six-month period saw a number of sizeable gainers. EDS (Electronic Data Systems) rebounded from a drop in September, when investors appeared to panic over asset write downs associated with customer bankruptcies, underperformance of certain contracts, primarily in Europe, and management overestimates of earnings. Computer services provider Amdocs rallied with technology in the fourth quarter, supported by a strong earnings report and a potentially large contract. Strong earnings reports also helped The Student Loan Corporation. XTO Energy benefited from rising natural gas prices and an acquisition that diversified its production capabilities. Increased trading volumes helped NYSE equity trading specialist LaBranche & Co.

GOOD IDEAS THAT WORKED                 %
                                      ---
Electronic Data Systems Corp.......   45.7%
Amdocs Ltd.........................   33.6
LaBranche & Co. Inc................   21.8
XTO Energy, Inc....................   17.4
The Student Loan Corporation.......   15.4

GOOD IDEAS AT THE TIME                 %
                                      ---
BearingPoint, Inc. ................  -52.5%
El Paso Corp.......................  -45.3
Trizec Properties, Inc.............  -34.4
TECO Energy, Inc. .................  -33.8
Arrow Electronics, Inc. ...........  -27.0

For the six months ended December 31, 2002, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings does not guarantee future results.

Our biggest decliner was BearingPoint, formerly known as KPMG Consulting, that declined as IT spending continued to deteriorate and investors grew more pessimistic about the timing of a recovery in business spending. Energy company El Paso Corporation was hurt by continued turmoil in the merchant energy business and a potentially costly court ruling that the company had manipulated prices in the California energy market. Fears of diminished cash flow and a lower dividend caused investors to sell Trizec Properties, which faced weakness in both its retail and office properties. Component distributor Arrow Electronics was affected by continuing weak demand for technology products. TECO Energy, a utility holding company, was affected by concerns about the merchant energy business and an equity offering that investors believed diluted shareholder value.

                                    (PHOTO)
                                JAMES C. KIEFFER
                              Portfolio Co-Manager

                                    (PHOTO)
                              SCOTT C. SATTERWHITE
                              Portfolio Co-Manager

"Following the September downturn, the market rallied in October as financials, technology and consumer discretionary stocks provided support to the mid-value segment. The market continued to rally in November with technology leading the way, but back-pedaled in December..."


                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                          19
                                                                       --------
                                                                       NINETEEN

----PORTFOLIO STRATEGIES--------------------------------------------------------

"We pay close attention if an industry bellwether delivers unsettling news, for more often than not, its peers also decline. If, in our opinion, the decrease is excessive or unwarranted, we believe we may have an interesting buying opportunity."

We pay close attention if an industry bellwether delivers unsettling news, for more often than not, its peers also decline. If, in our opinion, the decrease is excessive or unwarranted, we believe we may have an interesting buying opportunity. The high level of investor skittishness in the third quarter greatly expanded the range of companies available at what we considered compelling prices.

During the period, we were more active than we had been in a while, adding 13 new names to the Fund. Our buys generally were companies that in our view had temporary deficiencies and a price that more than compensated for the risks, such as money management firm John Nuveen, property and casualty insurance and reinsurance products company Arch Capital Group, and retail apparel and accessories firm Polo Ralph Lauren. Technology stocks were in the doghouse, so we were able to buy those companies on our terms. We emphasized industry leaders with embedded market positions that appeared to have the appropriate products and services to prosper once industry conditions improve, such as Electronic Data Systems, Cadence Design Systems and Rational Software. We sold companies that either reached our price objective or because we thought our investment case was off the mark, and swapped several stocks for similar businesses in the industry that were available at what we considered a more compelling price.

In the fourth quarter, we reduced Amdocs, EDS, and LaBranche & Co., and sold Rational Software, as they approached our selling targets because of the market rally. We also took advantage of the market upswing to exit names in which our confidence was waning such as telecommunications provider Citizens Communications and mortgage insurer PMI Group.

The financial sector remained a large area of exposure because we believe this sector offers attractive value to us. We have been pleased with our mortgage-related entities such as Countrywide Financial and Golden West Financial and specialty finance companies like The Student Loan Corp. Our natural gas holdings continued to be a large weighting because we believe that supply/demand dynamics may play out favorably for the owners and producers of gas reserves. We think our investment thesis was supported when a number of our holdings moved up in the fourth quarter as inventories fell due to cold weather, continued weak incremental production and rising prices in the commodity markets.

SECTOR DIVERSIFICATION

SECTOR                   6/30/02  12/31/02   SECTOR            6/30/02  12/31/02
--------------------------------------------------------------------------------
Auto & Transportation      1.3%      2.6%    Other               0.0%      0.0%
--------------------------------------------------------------------------------
Consumer Discretionary     9.7      10.8     Other Energy       15.2      13.9
--------------------------------------------------------------------------------
Consumer Staples           0.0       2.8     Producer Durables  10.0       7.9
--------------------------------------------------------------------------------
Financial Services        30.3      24.9     Technology          2.2       4.6
--------------------------------------------------------------------------------
Healthcare                 1.7       2.2     Utilities          12.2       5.9
--------------------------------------------------------------------------------
Integrated Oils            0.0       0.0     Other assets
                                             less liabilities    9.1      17.4
--------------------------------------------------------------------------------
Materials & Processing     8.3       7.0%    TOTAL             100.0%    100.0%
--------------------------------------------------------------------------------

As a percentage of total net assets as of June 30, 2002 and December 31, 2002, respectively.

We marked our first full calendar year at the helm of Artisan Mid Cap Value Fund on December 31, 2002, and although the Fund was off 3.87% for the year, it outperformed both its benchmark and peer group. For the 12-month period, the Fund's benchmark, the Russell Midcap/R Value Index, and its peer group, as measured by the Lipper Mid-Cap Value Funds Index, dropped 9.64% and 14.66%, respectively.

    20
  ------
  TWENTY

---------------------------------------------------PORTFOLIO CHARACTERISTICS----

On December 31, 2002, the Fund held 48 stocks, with a weighted average market cap of $3.8 billion. Our Top 10 Holdings represented 27.7% of assets. Based on 2003 estimates, our stocks had a median book value of 1.7X and a weighted harmonic average P/E of 11.6X. Because of our fourth quarter selling and trimming activity, cash (repurchase agreement) on December 31, 2002, stood at roughly 11%. For definitions of portfolio statistics, please refer to Definitions of Portfolio Statistics on page 78.

TOP 10 HOLDINGS

COMPANY NAME                                                               %
--------------------------------------------------------------------------------
Apache Corporation                                                        4.0%
--------------------------------------------------------------------------------
Countrywide Financial Corporation                                         3.7
--------------------------------------------------------------------------------
The Student Loan Corporation                                              3.5
--------------------------------------------------------------------------------
White Mountains Insurance Group, Ltd.                                     2.9
--------------------------------------------------------------------------------
PartnerRe Ltd.                                                            2.4
--------------------------------------------------------------------------------
XTO Energy, Inc.                                                          2.3
--------------------------------------------------------------------------------
John Nuveen Company                                                       2.3
--------------------------------------------------------------------------------
Republic Services, Inc.                                                   2.3
--------------------------------------------------------------------------------
Mylan Laboratories, Inc.                                                  2.2
--------------------------------------------------------------------------------
Zale Corporation                                                          2.1
--------------------------------------------------------------------------------
TOTAL                                                                    27.7%

As a percentage of total net assets as of December 31, 2002. Portfolio holdings are subject to change.

As we look ahead, a number of factors, including the uncertain direction of the economy, regional tensions in oil producing nations, and threats of war give us reason to expect market volatility to continue.

According to our analysis, our stock selection was a significant factor in our performance in 2002. If asked to provide an explanation for our relative success, we would point to how we view a stock's liquidity. While liquidity is commonly used to describe a stock's trading activity, we think that another and, in our opinion, a more important definition of liquidity is to view it in terms related to a company's balance sheet quality and cash flow quantity.

We seek companies with a strong financial position and an attractive business model that we can purchase at what we consider an attractive price. We rely on these criteria because we believe they represent an effective way to make money without incurring excessive risk. We also believe that they have proven effective over time. In our view, 2002 is a testament to the strength of this approach, because, in our opinion, many of the market's biggest disappointments involved business situations in which our definition of liquidity - a proxy for a company's financial condition - was strained.

We believe our approach makes us price conscious, risk aware and business focused. We look forward to 2003 and believe we will be prepared to take advantage of new opportunities as they develop.

/s/ James C. Kieffer                    /s/ Scott C. Satterwhite

"According to our analysis, our stock selection was a significant factor in our performance in 2002. If asked to provide an explanation for our relative success, we would point to how we view a stock's liquidity... a company's balance sheet quality and cash flow quantity."


                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                          21
                                                                      ----------
                                                                      TWENTY-ONE

ARTISAN
SMALL CAP FUND

----INVESTMENT APPROACH---------------------------------------------------------

Artisan Small Cap Fund pursues long-term capital growth through a diversified portfolio of underfollowed, small growth companies. The Fund strives to identify those companies between $200 million and $1.5 billion in market capitalization with the greatest prospects for growth. Through intensive research on each potential investment, the Fund determines a company's "intrinsic value" - the price the Fund thinks a strategic buyer would pay to own the entire company. In general, the Fund purchases stocks of those growth companies that are currently at a substantial discount to this intrinsic value. Due to the Fund's attention to stock valuations, this strategy is often characterized as "growth-at-a-reasonable-price."

----PERFORMANCE-----------------------------------------------------------------

"Small-cap stocks declined sharply in the third quarter as investor confidence in a near-term recovery in corporate profits waned and fears of a potential war in Iraq increased."

For the six months ended December 31, 2002, equities continued retreating, and small-cap growth strategies again took a backseat to value. Artisan Small Cap Fund declined 17.07%. The Fund's benchmark index, the Russell 2000/R Index, lost 16.56%, the Fund's peer group, as measured by the Lipper Small-Cap Core Funds Index, declined 14.61% and the Russell 2000/R Growth Index was down 15.63%.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (3/28/95 to 12/31/02)

               ARTISAN        Russell  Lipper Small-Cap    Russell
              SMALL CAP       2000/R      Core Funds       2000/R
                FUND           Index         Index      Growth Index

3/28/95          10,050         10,000     10,004.6         10,000
                 11,520       10,961.8     10,706.4       10,951.2
                 12,650       12,044.4     11,873.7       12,196.6
12/95            13,283       12,305.4       12,193       12,376.9
                 14,059       12,933.4     13,035.8       13,087.8
               14,784.6       13,580.3     13,902.6       13,852.6
               14,159.8       13,626.2     13,988.9       13,734.5
12/96          14,857.9       14,335.1     14,474.1       13,770.8
               14,149.9       13,593.9     13,682.8       12,326.5
               16,459.2       15,797.5     16,002.6       14,490.4
               18,626.9       18,148.6     18,684.9         16,942
12/97          18,226.3       17,540.9     17,692.1       15,553.5
               19,565.9       19,305.3     19,617.8       17,401.4
               18,883.2       18,405.3       18,711         16,402
                 13,976       14,697.4     14,594.9       12,734.6
12/98          15,770.7       17,094.4     17,048.7       15,744.7
               13,891.2       16,167.2     15,609.2       15,480.3
               15,671.8       18,681.4     17,991.2       17,762.9
               15,530.5       17,500.2     17,223.4       16,889.4
12/99          18,794.9       20,728.1     20,488.2       22,529.5
               21,211.3       22,196.5     22,601.6       24,620.8
               20,759.1       21,357.4     22,240.2       22,805.8
12/00          18,531.4       20,101.9     21,908.7       17,476.3
               17,744.4       18,794.2     20,243.5       14,819.2
               20,773.6       21,479.5     23,353.2       17,482.9
                 16,571         17,014       19,268       12,573.6
12/01            20,795         20,602       23,471       15,863.5
                 20,481         21,422       24,308       15,552.7
                 17,886         19,633       22,199       13,111.6
                 13,575         15,431       17,919       10,290.2
12/02            14,833         16,382       18,957       11,062.9

                 AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/02)
--------------------------------------------------------------------------------
                                                                      Since
 Fund / Index                               1-Year       5-Year     Inception
--------------------------------------------------------------------------------
 Artisan Small Cap Fund                     -28.67%       -4.04%       5.21%
--------------------------------------------------------------------------------
 Russell 2000/R Index                       -20.48        -1.36        6.57
--------------------------------------------------------------------------------
 Lipper Small-Cap Core Funds Index          -19.23         1.39        8.59
--------------------------------------------------------------------------------
 Russell 2000/R  Growth Index               -30.26        -6.59        1.31
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. STOCKS OF SMALLER COMPANIES MAY BE MORE VOLATILE AND LESS LIQUID AND MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGE COMPANIES. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 78 for a description of each index.

    22
----------
TWENTY-TWO

--------------------------------------------------------------6-MONTH REVIEW----

Small-cap stocks declined sharply in the third quarter as investor confidence in a near-term recovery in corporate profits waned and fears of a potential war in Iraq increased. The sell-off in the quarter was most pronounced in July, as companies reported mid-year earnings and updated guidance for the balance of the year. The forecasts were uniformly lower than prior expectations, leading to severe selling pressure that was broad-based across sectors. The market rallied briefly in August, but resumed its decline in September, as leading economists, following disappointing macro-economic news, lowered their GDP forecasts for the balance of the year.

The third quarter sell-off continued during the first nine calendar days of the fourth quarter, with small-caps falling about 10%, as measured by the Russell 2000/R Index. The market then turned and rallied strongly through the balance of October and into November. In our view, investors initiated the rally believing that stocks had simply become too cheap, because a catalyst such as improving corporate profitability or a reversal on the U.S. position regarding Iraq was absent. The Federal Reserve once again lowered interest rates in early November in an attempt to recharge the economy, but the outlook for corporate capital expenditures remained muted.

The market retreated in December as a lack of positive economic news, continuing concern about war with Iraq and relations with North Korea, and lackluster December sales among retailers made investors uneasy.

The Fund's best performer in the six-month period was SERENA Software, a provider of infrastructure software which manages changes to software code and configurations on both mainframe and distributed systems environments. In November, the company announced third quarter results that exceeded expectations for revenue, earnings and margins. Also contributing to Fund performance were Avocent, Tekelec and GlobespanVirata, technology or telecommunications-related companies that rebounded in the fourth quarter rally. Alliance Gaming benefited from a trend toward electronic games in casinos and the opening of new gambling venues in an attempt to boost dwindling state budgets.

GOOD IDEAS THAT WORKED                      %
                                           ---
SERENA Software, Inc....................   39.8%
Tekelec.................................   27.8
Avocent Corp............................   27.6
Alliance Gaming Corp....................   23.2
GlobespanVirata, Inc....................   22.5

GOOD IDEAS AT THE TIME                      %
                                           ---
HPL Technologies, Inc...................  -81.6%
First Horizon Pharmaceutical Corp.......  -56.2
Duane Reade, Inc........................  -54.6
Insight Enterprises, Inc................  -48.3
MeriStar Hospitality Corp...............  -42.3

For the six months ended December 31, 2002, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings does not guarantee future results.

Reduced earnings expectations accounted for a series of stock declines, but HPL Technologies plunged on reports of misstated financials. Insight Enterprises, which markets computers and software, encountered difficulties absorbing an acquisition. Sales slowed at drugstore chain Duane Reade. First Horizon Pharmaceutical experienced increased competition for two of its drugs. MeriStar Hospitality, a real estate investment trust (REIT) that operates hotels, is battling the weak occupancy trends in the lodging industry.

                                    (PHOTO)
                               CARLENE M. ZIEGLER
                              Portfolio Co-Manager

                                    (PHOTO)
                               MARINA T. CARLSON
                              Portfolio Co-Manager

"The market then turned and rallied strongly through the balance of October and into November. In our view, investors initiated the rally believing that stocks had simply become too cheap, because a catalyst such as improving corporate profitability or a reversal on the U.S. position regarding Iraq was absent."

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                       23
                                                                  -------------
                                                                  TWENTY-THREE

----PORTFOLIO STRATEGIES--------------------------------------------------------

"The Fund rallied nicely in the fourth quarter, in part because of purchases made during the market downturn, with significant contributions from our technology and tech-related producer-durable holdings..."

Our valuation discipline helps keep us from overpaying for companies. We think our levelheaded investments usually help insulate the Fund from the impact of market volatility, as the highest fliers are often the ones that fall hardest. The third quarter was an exception. Unlike prior sell-offs, we were unable to avoid the broad market instability in the third quarter that affected a number of holdings.

Our producer durables, such as semiconductor capital equipment companies, were particularly weak because of the market volatility, and our consumer staples and financial services holdings also generally moved lower. Although a number of higher-growth stocks that we added during the quarter hurt performance in September, in our view, they could be well-positioned to benefit when the market rebounds. A bright spot in the quarter was healthcare, where Mid Atlantic Medical Services, Inc., Charles River Laboratories International, Inc., Techne Corporation, and Taro Pharmaceuticals Industries, Ltd. provided positive results.

We expanded our consumer discretionary holdings, with purchases that included Shuffle Master, Inc., a supplier to the gaming industry. Believing that consumer spending would stay healthy through the holiday season, we added several apparel retailers, such as Christopher & Banks Corporation and Too, Inc., the young-girls spin-off of Limited Stores, and Linens 'n Things, a home decorations retailer.

The Fund rallied nicely in the fourth quarter, in part because of purchases made during the market downturn, with significant contributions from our technology and tech-related producer-durable holdings. Healthcare, a sector that had held up well for most of the year, posted negative results for the quarter.

Reversing the trend of the last two quarters, our biggest changes in sector weightings in the fourth quarter were a decrease in consumer discretionary and an increase in technology, reflecting price activity among our holdings and purchases, including Anteon International and DRS Technologies, both providers to the defense industry; and Borland Software Corporation and Hyperion Solutions Corporation, both involved in applications software. Other buys included Platinum Underwriters Holdings, another property/casualty reinsurance provider similar to IPC Holdings, which has been a successful investment for us; and Strayer Education, a for-profit college operator. We continued to believe healthcare and related securities offered long-term potential and added several companies, including Priority Healthcare Corporation, Respironics, Inc., and Wilson Greatbatch Technologies.

SECTOR DIVERSIFICATION

SECTOR                  6/30/02   12/31/02   SECTOR            6/30/02  12/31/02
--------------------------------------------------------------------------------
Auto & Transportation      4.4%      5.2%    Materials &
                                             Processing          4.6%      4.3%
--------------------------------------------------------------------------------
Consumer Discretionary    22.0      23.2     Other Energy        8.2       5.9
--------------------------------------------------------------------------------
Consumer Staples           1.9       1.7     Producer Durables  10.6      11.5
--------------------------------------------------------------------------------
Financial Services        13.3      12.3     Technology         16.8      18.6
--------------------------------------------------------------------------------
Healthcare                13.3      12.6     Utilities           3.1       2.3
--------------------------------------------------------------------------------
Integrated Oils            0.0       1.9     Other assets
                                             less liabilities    1.8       0.5
--------------------------------------------------------------------------------
                                             TOTAL             100.0%    100.0%
--------------------------------------------------------------------------------
As a percentage of total net assets as of June 30, 2002 and December 31, 2002, respectively.

      24
 ------------
  TWENTY-FOUR

---------------------------------------------------PORTFOLIO CHARACTERISTICS----

On December 31, 2002, we held 73 positions. Based on 2003 estimates, they were selling at a weighted harmonic average P/E of 15.2X, a weighted average growth rate (3-5 years) of 18.4%. We believe these stocks are more attractively valued, and better positioned in both their competitive advantages and returns on invested capital, than at almost any time since the Fund's inception. For definitions of portfolio statistics, please refer to Definitions of Portfolio Statistics on page 78.

TOP 10 HOLDINGS

COMPANY NAME                                                               %
--------------------------------------------------------------------------------
Medical Office Properties, Inc., 144A Security                            2.4%
--------------------------------------------------------------------------------
Commonwealth Telephone Enterprises, Inc.                                  2.3
--------------------------------------------------------------------------------
IPC Holdings, Ltd.                                                        2.0
--------------------------------------------------------------------------------
Photronics, Inc.                                                          2.0
--------------------------------------------------------------------------------
Medicis Pharmaceutical Corporation, Class A                               1.9
--------------------------------------------------------------------------------
DRS Technologies, Inc.                                                    1.9
--------------------------------------------------------------------------------
RARE Hospitality International, Inc.                                      1.9
--------------------------------------------------------------------------------
Stage Stores, Inc.                                                        1.9
--------------------------------------------------------------------------------
Kroll, Inc.                                                               1.9
--------------------------------------------------------------------------------
Cimarex Energy Co.                                                        1.9
--------------------------------------------------------------------------------
TOTAL                                                                    20.1%

As a percentage of total net assets as of December 31, 2002. Portfolio holdings are subject to change.

The brutal bear market in growth equities that began in 2000 has been a painful experience for equity investors, but we believe that the market lows in early October may have marked the bottom. As we look forward to 2003 and beyond, we do not expect a repeat of the 1990's bull market, but we think over-enthusiasm, for the most part, has been squeezed from the market and the current risk-reward balance is attractive.

Volatility often offers opportunity and we tried to use the price declines to establish positions in new companies at what we consider more attractive valuations. We began to position the Fund a bit more aggressively to benefit from those attractive valuations when corporate profits recover.

Although we do not envision the economy rebounding strongly in 2003, we remain optimistic about the outlook for small-caps relative to large-caps. We also remain optimistic about the outlook for growth relative to value. The small-cap cycle to date has been largely driven by value stocks, and an improving economy could smooth the way for growth to outperform.

/s/ Carlene M. Ziegler                  /s/ Marina T. Carlson

"Volatility often offers opportunity and we tried to use the price declines to establish positions in new companies at what we consider more attractive valuations. We began to position the Fund a bit more aggressively to benefit from those attractive valuations when corporate profits recover."

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                       25
                                                                  ------------
                                                                   TWENTY-FIVE

ARTISAN
SMALL CAP VALUE
FUND

----INVESTMENT APPROACH---------------------------------------------------------

Artisan Small Cap Value Fund pursues long-term capital growth through a diversified portfolio of small company U.S. stocks that it believes are undervalued and offer a controlled level of risk. The Fund invests chiefly in companies with a market capitalization of less than $1.2 billion. The management team looks for stocks that are priced significantly below the team's estimate of the value of the business. From among these undervalued companies, the management team tries to identify through in-depth analysis those firms that provide a controlled level of risk through financial strength and favorable economics.

----PERFORMANCE-----------------------------------------------------------------

Artisan Small Cap Value Fund received a (5 stars) Overall and 5-year Morningstar Rating/TM, and (4 stars) for the 3-year period. Ratings are as of 1/31/2003 among Small Value funds (overall and 3-years - 194 funds and 5-years - 130 funds).(1)

(1) See page 78 for more information about Morningstar/TM ratings.

The second half of 2002 was a volatile period for equities, but we believe Artisan Small Cap Value Fund fared relatively well compared to its benchmark and peer group indices. For the six-month period ended December 31, 2002, the Fund declined 10.11%, while the benchmark Russell 2000/R Value Index fell 17.42%, and the peer group, as measured by the Lipper Small-Cap Value Funds Index, lost 14.27%.

         GROWTH OF AN ASSUMED $10,000 INVESTMENT (9/29/97 to 12/31/02)

                ARTISAN                     Lipper       Russell
               SMALL CAP       Russell     Small-Cap     2000/R
                 VALUE         2000/R     Value Funds     Value
                 FUND           Index        Index        Index

9/29/97           9,990       10,058.5       10,000     10,050.7
  12/97          10,310       9,721.63     9,840.74     10,219.7
                 11,220       10,699.5     10,724.8       11,073
                 11,370       10,200.7     10,252.6     10,673.2
                9,078.7       8,145.69     8,243.06     8,765.13
  12/98        9,716.55       9,474.19     9,180.34     9,560.36
               9,270.05       8,960.27     8,213.26     8,633.62
                 11,258       10,353.7     9,715.44       10,063
               10,790.3       9,699.08     8,978.19     9,275.84
  12/99        11,214.5         11,488      9,301.3     9,418.09
               11,391.1       12,301.9      9,690.7     97,78.03
               11,733.3       11,836.9      9,817.5     99,68.82
                 12,517       11,967.8     10,492.4     10,700.5
  12/00        13,550.4         11,141       10,860     11,567.8
               13,793.6       10,416.2     11,174.5     11,680.3
               15,113.9       11,904.5     12,595.3     13,039.5
                 13,330          9,430       10,781       11,301
  12/01          15,589         11,418       12,781       13,190
                 17,052         11,873       13,801       14,454
                 16,573         10,881       13,238       14,147
                 13,856          8,553       10,745       11,135
  12/02          14,896          9,079       11,349       11,683


                 AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/02)
--------------------------------------------------------------------------------
                                                                       Since
 Fund / Index                               1-Year       5-Year      Inception
--------------------------------------------------------------------------------
 Artisan Small Cap Value Fund                -4.44%        7.64%       7.88%
--------------------------------------------------------------------------------
 Russell 2000/R Index                       -20.48        -1.36       -1.82
--------------------------------------------------------------------------------
 Lipper Small-Cap Value Funds Index         -11.20         2.81        2.44
--------------------------------------------------------------------------------
 Russell 2000/R Value Index                 -11.43         2.71        3.00
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT WWW.ARTISANFUNDS.COM OR CALL 800.344.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. STOCKS OF SMALLER COMPANIES MAY BE MORE VOLATILE AND LESS LIQUID AND MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGE COMPANIES. THE FUND INVESTS IN VALUE STOCKS, WHICH MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 78 for a description of each index.

      26
  -----------
  TWENTY-SIX

--------------------------------------------------------------6-MONTH REVIEW----

The six-month period ended December 31, 2002, was one of contrasts. Market volatility early in the period was followed by a rally before the market retreated in December. Third quarter volatility seemed greater than in any other quarter we can remember.

Amid the third quarter's dashed earnings hopes and rising financing fears for some sectors, we believe our security selection, based on the long-term fundamental factors of valuation, financial strength, and business quality, proved somewhat defensive and helped our relative outperformance. In the energy sector, we continued to benefit from our general decision to own the reserve owners instead of the more leveraged service companies. Additionally, the Fund displayed relative strength in a number of cyclical holdings sectors, such as materials and processing and producer durables, because we stressed good balance sheets and what we consider better businesses, and avoided the more leveraged cyclicals the market appeared to favor in late 2001 and early 2002.

In the fourth quarter, the Fund participated in the market rally of October and November that was led by technology and related stocks. We moved toward some technology and associated companies in summer as they became distressed when companies trimmed spending in the sector. During December, the market in general gave back much of the quarter's earlier gains, but overall we held our own, supported by a relatively large weighting in natural gas stocks. Inventories of gas in storage melted away more quickly than expected due to a cold fall and continued pressure on production, we believe, made our natural gas holdings more attractive to investors.

GOOD IDEAS THAT WORKED                     %
                                          ---
MKS Instruments, Inc....................   68.8%
Internet Security Systems, Inc..........   62.8
LandAmerica Financial Group, Inc........   13.5
Kirby Corp. ............................   13.1
Briggs & Stratton Corp..................   10.8

GOOD IDEAS AT THE TIME                     %
                                          ---
Footstar, Inc...........................  -82.3%
AK Steel Corp...........................  -36.2
Genlyte Group, Inc......................  -23.3
USFreightways Corp......................  -21.4
Kellwood Co.............................  -16.4

For the six months ended December 31, 2002, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings does not guarantee future results.

Not surprisingly, our best performing holding for the six-month period was a technology company, MKS Instruments, Inc., that benefited from the tech-led fourth quarter rally. MKS produces instruments, components and integrated subsystems used in semiconductor manufacturing processes and was a tech stock we managed to buy at what we considered a bargain price before the rally. Another tech holding, Internet Security Systems, Inc., rose after reporting results in line with expectations. LandAmerica Financial Group, Inc., a title insurance and other real estate services provider, posted strong results. Barge operator Kirby Corporation continued to make acquisitions investors considered attractive. Briggs & Stratton, the world's largest producer of air-cooled gasoline engines for outdoor power equipment, came through with better earnings.

Our biggest decliner for the reporting period was Footstar, Inc., a major shoe retailer that operates franchises in national chains. Compounding losses resulting, in part, from the bankruptcies of Ames Department Stores and Kmart, the company disclosed accounting irregularities in November. Lower than expected earnings and pension-related expenses hurt AK Steel Corporation. Though, in our view, the fundamentals seemed intact at clothing manufacturer Kellwood, the company appeared to have undergone a valuation adjustment. We attribute the drop of lighting fixtures manufacturer Genlyte Group Incorporated to deteriorating markets for its products. USFreightways declined on disappointing earnings.

                                    (PHOTO)
                              SCOTT C. SATTERWHITE
                              Portfolio Co-Manager

                                    (PHOTO)
                                JAMES C. KIEFFER
                              Portfolio Co-Manager

"Amid the third quarter's dashed earnings hopes and rising financing fears for some sectors, we believe our security selection, based on the long-term fundamental factors of valuation, financial strength, and business quality proved somewhat defensive and helped our relative outperformance."

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                       27
                                                                  -------------
                                                                  TWENTY-SEVEN

----PORTFOLIO STRATEGIES--------------------------------------------------------

"...the Fund displayed relative strength in a number of cyclical holdings sectors, such as materials and processing and producer durables, because we stressed good balance sheets and what we consider better businesses, and avoided the more leveraged cyclicals the market appeared to favor in 2001 and early 2002."

Market volatility in June made more securities look attractive to us as we began the third quarter. By the end of July we were almost awash in opportunities and had little difficulty becoming fully invested. We were interested, particularly, in the information technology and related areas, telecommunications and cable TV. Cutting across several sectors, companies in these areas were reeling from overcapacity and spending cuts, with falling revenues and cost structures geared for much higher activity levels. Many fell further during the third quarter of 2002, as the market was unable to project their near-term recovery.

Although many companies among these groups face stiff challenges and even questions of survival, we believe capital spending in their sectors could recover over a three-to-five year investment horizon. In our view, corporate profits are rising, although sluggishly, and balance sheets are improving. We decided to diversify broadly in a number of companies with moderate to low valuations that we thought had attractive balance sheets along with defensible industry positions. We expected a long-term accumulation period in these companies, but midway into the fourth quarter we began selling as the rally lifted these stocks into our target price ranges.

We made relatively few changes to the Fund in the fourth quarter. In general, we were sellers of utility stocks at the beginning of the period. Purchased primarily during the first half of 2002, we viewed these utilities as priced attractively relative to what we considered an overvalued market. We believe our defensive theory played out well and, as price weakness in the broad market accelerated early in the fourth quarter, we sold utilities and moved funds into more attractive alternatives.

SECTOR DIVERSIFICATION

SECTOR                  6/30/02   12/31/02   SECTOR            6/30/02  12/31/02
--------------------------------------------------------------------------------
Auto & Transportation      7.3%      8.0%    Other               1.4%      0.0%
--------------------------------------------------------------------------------
Consumer Discretionary    12.0      16.2     Other Energy       16.2      18.4
--------------------------------------------------------------------------------
Consumer Staples           1.2       0.2     Producer Durables   9.0       7.6
--------------------------------------------------------------------------------
Financial Services        15.4      13.1     Technology          3.4       4.2
--------------------------------------------------------------------------------
Healthcare                 0.8       1.9     Utilities           8.0       6.1
--------------------------------------------------------------------------------
Integrated Oils            0.0       1.1     Other assets
                                             less liabilities    7.0       4.7
--------------------------------------------------------------------------------
Materials & Processing    18.3      18.5     TOTAL             100.0%    100.0%
--------------------------------------------------------------------------------

As a percentage of total net assets as of June 30, 2002 and December 31, 2002, respectively.

Our new purchases were varied. Generally these companies were discounted to the point we considered attractive because their earnings or earnings growth expectations had been disappointing to investors. Each, we believe, has a good business with potential and is financially strong. Among these new ideas were an information management company, ProQuest Company, insurance broker Hub International, Ltd., Bio-Rad Laboratories, which provides test kits and lab supplies, Butler Manufacturing, a manufacturer of metal buildings, and Willbros Group, a pipeline construction contractor. We continue to believe that natural gas stocks overall are decent values and attractive investments because of the potential for consolidation within the industry and an environment that in our view favors the owners and producers of gas reserves.

      28
 -------------
 TWENTY-EIGHT

---------------------------------------------------PORTFOLIO CHARACTERISTICS----

As always, the Fund was broadly diversified by economic sector at year-end. Our largest sector commitments were materials & processing, energy, consumer discretionary and financial services. Relative to six months earlier, we increased our exposure to auto & transportation, consumer discretionary, healthcare, integrated oils, energy and technology, and lowered our exposure to consumer staples, financial services, producer durables and utilities. Because we make our investment decisions on a bottom-up, stock-by-stock basis, these changes result from individual decisions, rather than calls on the economy or broad investment themes.

On December 31, 2002, the Fund held 102 stocks, down from 113 on June 30. Our Top 10 Holdings comprised 23.9% of assets. Our weighted average market cap was $713.8 million. The median Price/Book Value was 1.4X, and, based on 2003 estimates, the weighted harmonic average P/E was 12.9X. We regard these valuations as attractive. For definitions of portfolio statistics, please refer to Definitions of Portfolio Statistics on page 78.

TOP 10 HOLDINGS

COMPANY NAME                                                         %
--------------------------------------------------------------------------------
Kellwood Company                                                     3.2%
--------------------------------------------------------------------------------
Zale Corporation                                                     3.1
--------------------------------------------------------------------------------
Centex Construction Products, Inc.                                   2.9
--------------------------------------------------------------------------------
Forest Oil Corporation                                               2.5
--------------------------------------------------------------------------------
Mueller Industries, Inc.                                             2.2
--------------------------------------------------------------------------------
Stewart Information Services Corporation                             2.1
--------------------------------------------------------------------------------
LandAmerica Financial Group, Inc.                                    2.1
--------------------------------------------------------------------------------
St. Mary Land & Exploration Company                                  2.0
--------------------------------------------------------------------------------
Genlyte Group, Inc.                                                  1.9
--------------------------------------------------------------------------------
ADVO, Inc.                                                           1.9
--------------------------------------------------------------------------------
TOTAL                                                               23.9%

As a percentage of total net assets as of December 31, 2002. Portfolio holdings are subject to change.

During the third quarter we became more optimistic about the prospects for earning decent returns from the average stock, as market volatility, reflecting lowered economic growth and earnings expectations, priced stocks more in-line with our views. By the end of the fourth quarter, however, the rally generally moved stock prices, especially technology company stocks, higher even as earnings expectations continued to fall. We are therefore less optimistic about future returns than we were three months ago.

Profits, of course, are the heartbeat of any capitalist system and without them, sustained expansion cannot occur. Profits, as measured in the national income accounts, bottomed in mid-to-late 2001 and had risen each succeeding quarter until the third quarter 2002. Meanwhile, consumers have more recently shown signs of weariness. While these trends in profits and consumer spending certainly bear watching, we believe the economy is on the mend and we think that the portfolio is well-positioned for the current environment.

/s/ Scott C. Satterwhite                /s/ James C. Kieffer

"While these trends in profits and consumer spending certainly bear watching, we believe the economy is on the mend and we think that the portfolio is well-positioned for the current environment."

                     800.344.1770  o  WWW.ARTISANFUNDS.COM

                                                                          29
                                                                     -----------
                                                                     TWENTY-NINE

ARTISAN
INTERNATIONAL FUND
(ARTIX)

Schedule of Investments - December 31, 2002 (Unaudited)


                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
COMMON AND PREFERRED STOCKS - 96.7%

AUSTRALIA - 1.9%
  Commonwealth Bank of Australia - diversified
     financial services                                3,399,290   $51,649,662
  Foster's Group Ltd. - brewery                       19,221,659    48,676,449
  National Australia Bank Ltd. - diversified
     financial services                                1,943,491    34,724,961
                                                                  ------------
                                                                   135,051,072
BELGIUM - 1.7%
  Colruyt N.V. - multi-line retail                        21,819     1,201,283
  Interbrew - brewery                                  5,313,391   125,373,387
                                                                  ------------
                                                                   126,574,670
BRAZIL - 0.9%
  Petroleo Brasileiro S.A. - (ADR) - oil, gas,
     and petrochemicals                                1,180,200    17,632,188
  Tele Norte Leste Participacoes S.A.,
     Preferred - (ADR) - telecommunication services 2,701,600 19,856,760 Telesp Celular Participacoes S.A., Preferred -
     (ADR) - telecommunication services                8,161,200    24,891,660
                                                                  ------------
                                                                    62,380,608
CANADA - 1.6%
  CanWest Global Communications Corporation(1)(2) -
     television and cable broadcasting                 3,481,998    14,217,185
  Corus Entertainment, Inc.,  Class B(1)(2) -
     multimedia                                        2,526,050    30,302,366
  EnCana Corp. - oil and gas                           2,237,000    69,076,951
\                                                                 ------------
                                                                   113,596,502
DENMARK - 1.0%
  Novo-Nordisk A/S, Class B(3) - pharmaceuticals       2,441,950    70,492,406

FINLAND - 0.3%
  Kone Corporation, Class B(3) - elevator manufacturer   474,501    14,236,593
  Nokia OYJ(3) - telecommunications                      412,500     6,553,716
                                                                  ------------
                                                                    20,790,309

FRANCE - 6.7%
  Axa - multi-line insurance                           8,756,089   117,444,255
  Carrefour S.A. - food and drug retailing             3,898,327   173,461,206
  Casino Guichard-Perrachon S.A. - food retailing        249,385    18,503,242
  JC Decaux S.A.(1) - outdoor media
     advertising services                              7,746,974    93,428,850
  Rhodia S.A. - specialty chemical manufacturer        8,559,495    70,823,308
  Sanofi-Synthelabo S.A. - pharmaceuticals               165,200    10,091,531
                                                                  ------------
                                                                   483,752,392

    30
 -------
  THIRTY

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                     ------
                                     ARTIX
                                     ------

                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
GERMANY - 10.6%
  Allianz AG(3) - insurance and financial services 2,234,005 $212,374,815 Deutsche Boerse AG(3) - diversified
     financial services                                2,243,189    89,768,775
  Henkel KGaA(3) - diversified chemicals/materials     2,375,643   150,850,373
  KDG Investors, L.P.(1)(3)(4). - cable television                   1,117,000
  Linde AG(1)(3) - research and development of
     industrial products and systems                   2,967,691   108,927,563
  Muenchener Rueckversicherungs-Gesellschaft
     AG(1)(3) - reinsurance                            1,702,480   203,534,453
                                                                  ------------
                                                                   766,572,979
IRELAND - 0.0%(6)
  Allied Irish Banks PLC - commercial bank               151,310     2,075,518

ITALY - 2.5%
  Autogrill S.p.A.(1)(3) - restaurants                 3,986,659    31,021,590
  Mediaset S.p.A.(3) - television broadcasting         1,895,547    14,431,858
  Telecom Italia S.p.A.(3) - telecommunication
     services                                         26,547,943   133,914,319
                                                                  ------------
                                                                   179,367,767
JAPAN - 8.1%
  Banyu Pharmaceutical Co., Ltd.(3) - pharmaceuticals  5,678,300    53,263,946
  Honda Motor Co., Ltd.(3) - automobiles               5,801,900   214,469,022
  Japan Tobacco, Inc.(3) - tobacco                        12,905    86,279,640
  Nippon Telegraph & Telephone Corp.(3) -
     telecommunication services                            1,588     5,763,119
  NTT DoCoMo, Inc.(3) - telecommunication services        15,930    29,375,800
  Promise Co., Ltd.(3) - consumer finance              3,084,700   109,871,009
  Toyota Motor Corporation(3) - automobiles            3,046,300    81,826,347
  Yamanouchi Pharmaceutical Co., Ltd.(3) -
     pharmaceuticals                                     290,500     8,414,618
                                                                  ------------
                                                                   589,263,501
LUXEMBOURG - 0.4%
  RTL Group(3) - television and radio                    859,254    25,501,109

MEXICO - 7.6%
  Fomento Economico Mexicano S.A. de C.V. (ADR) -
     brewery                                           2,722,800    99,164,376
  Grupo Modelo S.A. de C.V., Series C - brewery       27,802,300    68,011,576
  Grupo Televisa S.A. (ADR)(1) - multimedia            2,512,200    70,165,746
  Telefonos de Mexico S.A. de C.V. (ADR) -
     telecommunication services                        7,034,340   224,958,193
  Wal-Mart de Mexico S.A. de C.V., Series V -
     discount retailer                                39,093,600    89,292,484
                                                                  ------------
                                                                   551,592,375
NETHERLANDS - 10.9%
  ABN Amro Holding N.V. - commercial bank              7,688,123   125,614,230
  ASML Holding N.V.(1) - semiconductors                4,537,100    37,874,114
  Fortis (NL) N.V. - diversified financial services   10,693,776   186,834,530
  Heineken N.V. - brewery                              1,809,400    70,587,628
  ING Groep N.V. - diversified financial services        906,700    15,346,813
  Royal Dutch Petroleum Company, NY Shares(5) -
     oil, gas, and petrochemicals                      3,510,260   154,521,645
  Unilever N.V. - food and household products          1,613,150    99,049,598
  Wolters Kluwer N.V. - publisher                      5,541,454    96,467,913
                                                                  ------------
                                                                   786,296,471

                                                                       31
                                                                   -----------
                                                                   THIRTY-ONE

-----SCHEDULE OF INVESTMENTS----------------------------------------------------

                                     -----
                                     ARTIX
                                     ------

                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
NORWAY - 0.0%(6)
  P4 Radio Hele Norge ASA(3) - radio broadcasting        911,450      $368,002
  Storebrand ASA(3) - diversified financial services     496,400     1,861,079
                                                                  ------------
                                                                     2,229,081
POLAND - 0.2%
  Bank Pekao S.A. - commercial bank                      692,435    17,089,347

PORTUGAL - 1.1%
  Portugal Telecom, SGPS, S.A. - telecommunication
     services                                         11,640,406    79,957,737

SINGAPORE - 0.9%
  DBS Group Holdings Ltd. - money center bank         10,814,807    68,580,334

SPAIN - 3.5%
  Banco Bilbao Vizcaya Argentaria, S.A.(3) -
     money center bank                                   325,500     3,113,127
  Industria de Diseno Textil, S.A.(3) - apparel        4,668,048   110,194,996
  Promotora de Informaciones, S.A. (Prisa)(3) -
     multimedia                                        5,386,347    35,078,175
  Repsol YPF, S.A.(3) - oil and natural gas
     exploration and production                        5,831,711    77,057,977
  Telefonica S.A.(1)(3) - telecommunication services   2,986,800    26,718,141
                                                                  ------------
                                                                   252,162,416
SWEDEN - 0.0%(6)
  SKF AB, B shares(3) - industrial products and systems   66,100     1,718,265

SWITZERLAND - 14.4%
  CIBA Specialty Chemicals AG(3) -
     specialty chemicals                               3,316,470   231,152,996
  Clariant AG(2)(3) - specialty chemicals              7,780,992   124,329,349
  Credit Suisse Group(1)(3) - commercial bank          5,543,900   120,249,440
  Julius Baer Holding Ltd., Class B(3) -
     commercial bank                                     227,281    49,298,171
  Nestle S.A., Class B(3) - food products              1,208,026   255,911,805
  Novartis AG(3) - pharmaceuticals                     3,003,953   109,572,286
  UBS AG(1)(3) - money center bank                     3,163,310   153,694,188
                                                                 -------------
                                                                 1,044,208,235
UNITED KINGDOM - 22.4%
  BAE Systems PLC - military defense products         48,578,668    96,952,329
  British American Tobacco PLC - tobacco               7,940,139    79,297,747
  Boots Company PLC - health and personal
     care products                                     5,093,455    48,039,784
  Carlton Communications PLC -
     television broadcaster                           21,747,485    46,990,957
  Compass Group PLC - hospitality services            49,626,077   263,581,450
  Diageo PLC - food and alcoholic beverages           22,018,251   239,209,018
  Granada PLC - media services                        80,093,298   102,805,849
  Imperial Chemical Industries PLC -
     specialty chemicals                              33,417,558   123,706,780
  Lloyds TSB Group PLC - money center bank            27,962,906   200,728,075
  Marks & Spencer Group PLC - multi-line retail       32,444,424   164,490,788
  Next PLC - apparel retailing                         5,841,173    69,241,071
  Pearson PLC - multimedia                               751,900     6,952,501
  Reuters Group PLC - multimedia                       3,131,501     8,946,267
  Tesco PLC - food retailer                           54,757,968   170,977,913
                                                                 -------------
                                                                 1,621,920,529

                                                                 -------------
TOTAL COMMON AND PREFERRED STOCKS (Cost $8,370,641,001)          7,001,173,623

    32
----------
THIRTY-TWO

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                     -----
                                     ARTIX
                                     -----

                                                         PAR
                                                       AMOUNT         VALUE
                                                      ========       ========
SHORT-TERM INVESTMENTS - 3.8%
  Repurchase agreement with State Street Bank
     and Trust Company, 1.000%, dated 12/31/2002,
     due 1/2/2003, maturity value $278,796,488,
     collateralized by $80,364,294 market value
     Federal National Mortgage Association Note,
     1.750% due 12/8/2003, $51,001,550 market
     value Federal National Mortgage Association
     Note, 0.000% due 8/1/2012, $102,000,000 market
     value Federal Home Loan Bank Note, 1.600%
     due 1/9/2004 and $51,000,367 market value
     Federal Home Loan Mortgage Corporation Note,
     6.875% due 9/15/2010 (Cost $278,781,000)       $278,781,000  $278,781,000
                                                                --------------

TOTAL INVESTMENTS - 100.5% (Cost $8,649,422,001)                 7,279,954,623

OTHER ASSETS LESS LIABILITIES - (0.5%)                            (38,634,095)
                                                                --------------

TOTAL NET ASSETS - 100.0%(7)                                    $7,241,320,528
                                                                ==============

(1)  Non-income producing security.
(2)  Affiliated company as defined by the Investment Company Act of 1940. See
     Note 7 to the financial statements.
(3) Valued at a fair value in accordance with procedures established by the Fund's Board of Directors.
(4) Private investment partnership which is restricted as to resale.Total investment cost of $10 million, made through capital contributions on 3/6/2000, 7/10/2000 and 5/15/2001. Value at December 31, 2002 represents less than 0.1% of total net assets.
(5)  Principally traded in the United States.
(6)  Represents less than 0.1% of total net assets.
(7)  Percentages for the various classifications relate to total net assets.
     (ADR) American Depository Receipt.

--------------------------------------------------------------------------------
Portfolio Diversification - December 31, 2002 (Unaudited)

                                                        VALUE         PERCENTAGE
                                                       ======         ==========
Consumer Discretionary                            $1,570,891,526         21.7%
Consumer Staples                                   1,734,595,025          23.9
Energy                                               318,288,761           4.4
Financials                                         1,763,852,781          24.4
Healthcare                                           251,834,786           3.5
Industrials                                          221,834,750           3.1
Information Technology                                44,427,831           0.6
Materials                                            550,012,434           7.6
Telecommunication Services                           545,435,729           7.5
Utilities                                                      -             -
                                                ----------------     ---------
TOTAL COMMON AND PREFERRED STOCKS                  7,001,173,623          96.7
Total short-term investments                         278,781,000           3.8
                                                ----------------     ---------
TOTAL INVESTMENTS                                  7,279,954,623         100.5
OTHER ASSETS LESS LIABILITIES                       (38,634,095)         (0.5)
                                                ----------------     ---------
TOTAL NET ASSETS                                  $7,241,320,528        100.0%
                                                ================     =========

    The accompanying notes are an integral part of the financial statements.

                                                                       33
                                                                  ------------
                                                                  THIRTY-THREE

ARTISAN INTERNATIONAL
SMALL CAP FUND (ARTJX)

Schedule of Investments - December 31, 2002 (Unaudited)

                                     -----
                                     ARTJX
                                     -----

                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
COMMON AND PREFERRED STOCKS - 96.4%

AUSTRALIA - 1.2%
  RG Capital Radio Limited - radio station operator    1,054,600    $1,275,974
AUSTRIA - 2.0%
  Telekom Austria AG(1)(2) - telecommunication services  211,000     2,135,309

BELGIUM - 5.1%
  Agfa Gevaert N.V. - photo equipment and supplies       140,200     3,124,338
  Colruyt N.V. - multi-line retailer                      43,600     2,400,473
                                                                  ------------
                                                                     5,524,811
BRAZIL - 2.0%
  Telesp Celular Participacoes S.A., Preferred(1) -
     (ADR) - telecommunication services                  727,700     2,219,485

CANADA - 3.0%
  CanWest Global Communications Corporation(1)(3) -
     television and cable broadcasting                   274,000     1,118,757
  Corus Entertainment, Inc., Class B(1)(3) - multimedia   79,700       956,077
  Four Seasons Hotels, Inc.(4) - luxury hotel operator    40,700     1,149,775
                                                                  ------------
                                                                     3,224,609
CHILE - 1.5%
  Compania Cervecerias Unidas S.A. - (ADR) -
     beverage producer                                   112,500     1,642,500

DENMARK - 2.8%
  Radiometer A/S, B Shares(2) - advanced
     medical instruments                                  59,450     3,096,638

FINLAND - 0.1%
  KONE Corporation, Class B(2) - elevator manufacturer     3,220        96,611

FRANCE - 4.5%
  Etam Developpement SA(1) - women's clothing retailer 82,492 1,283,798 JC Decaux S.A.(1) - outdoor media
     advertising services                                122,058     1,472,025
  Rodriguez Group - luxury boat designer
     and manufacturer                                     26,500     1,432,602
  Tonnellerie Francois Freres - wine barrel producer      35,705       703,944
                                                                  ------------
                                                                     4,892,369
GERMANY - 11.7%
  Celanese AG(1)(2) - chemical manufacturer              192,400     4,237,165
  Stada Arzneimittel AG(2) - pharmaceutical manufacturer  85,400     3,430,107
  Wella AG, Preferred(2) - personal care products         84,700     5,063,016
                                                                  ------------
                                                                    12,730,288

      34
 ------------
  THIRTY-FOUR

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                     -----
                                     ARTJX
                                     -----

                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
GREECE - 2.3%
  Chipita International S.A. - snack product
     producer and distributor                            168,150      $712,409
  Coca-Cola Hellenic Bottling Company S.A. -
     beverage producer                                   131,200     1,818,932
                                                                  ------------
                                                                     2,531,341
HONG KONG - 1.3%
  Vitasoy International Holdings Limited - food and
     beverage manufacturer                             6,478,000     1,395,521

IRELAND - 0.8%
  Readymix PLC - manufacturer of concrete products,
     mortar, pipes and pavers                            732,643       921,987

ITALY - 3.9%
  Davide Campari-Milano S.p.A.(2) - beverage producer 99,600 3,109,490 Gruppo Editoriale L'Espresso S.p.A.(2) - newspaper
     and magazine publisher and radio operator           361,300     1,178,364
                                                                  ------------
                                                                     4,287,854
JAPAN - 1.0%
  Yamaha Motor Co., Ltd.(2) - motorcycle manufacturer    131,000     1,081,004

MEXICO - 2.4%
  Grupo Modelo S.A. de C.V., Series C - brewery        1,072,000     2,622,388

NETHERLANDS - 10.8%
  Euronext N.V. - pan-European stock exchange            145,900     3,168,739
  Koninklijke Grolsch N.V. - brewery                     171,500     3,715,742
  Laurus N.V.(1) - food retailer and wholesaler        1,960,366     1,788,576
  N.V. Holdingmaatschappij De Telegraaf -
     newspaper publisher                                 189,116     3,062,151
                                                                  ------------
                                                                    11,735,208
NORWAY - 1.3%
  Storebrand ASA(1)(2) - diversified financial services  371,500     1,392,810

PANAMA - 2.4%
  Banco Latinoamericano de Exportaciones, S.A.,,E
     Shares(1)(3)(4) - multinational bank                583,900     2,656,745

PORTUGAL - 4.0%
  Brisa-Auto Estradas de Portugal, S.A. -
     motorways operator                                  371,900     2,059,260
  Vodafone Telecel - Comunicacoes Pessoais, S.A. -
     cellular communications services                    290,900     2,257,493
                                                                  ------------
                                                                     4,316,753
RUSSIA - 1.1%
  Wimm-Bill-Dann Foods OJSC(1) - (ADR) - dairy
     and juice products manufacturer                      66,600     1,195,470

SINGAPORE - 3.2%
  Fraser & Neave Limited - beverage producer             761,800     3,425,498

SPAIN - 2.4%
  Baron de Ley, S.A.(1)(2) - winery                       74,101     2,129,245
  Cortefiel, S.A.(2) - retail clothing store operator    112,266       512,140
                                                                  ------------
                                                                     2,641,385
SWEDEN - 3.2%
  Eniro AB(2) - catalog and telephone
     directory publisher                                 553,300     3,500,288

                                                                       35
                                                                  ------------
                                                                  THIRTY-FIVE

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                     -----
                                     ARTJX
                                     -----

                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
SWITZERLAND - 6.3%
  Bank Sarasin & Cie AG, B shares(2) -
     banking services                                        640      $711,677
  Clariant AG(2)(3) - specialty chemicals                 73,700     1,177,623
  Schindler Holding AG, Participation
     Certificates(2) - elevator and escalator
     manufacturer                                         11,000     2,143,374
  Straumann Holding AG(2) - surgical implants and
     instruments for dental medicine                      33,600     2,769,431
                                                                  ------------
                                                                     6,802,105
UNITED KINGDOM - 16.1%
  The Berkeley Group PLC - home builder                  220,700     2,117,091
  J.D. Wetherspoon PLC - public house developer
     and manager                                         882,156     2,364,017
  Maiden Group PLC - outdoor advertising
     space provider                                      383,600     1,704,035
  Selfridges PLC - department store operator             435,800     1,556,802
  Signet Group PLC - jewelry and accessories retailer  1,737,200     1,901,296
  SMG PLC - multi-media entertainment provider         2,347,740     3,514,179
  Trinity Mirror PLC - magazine and
     newspaper publisher                                 635,700     4,384,441
                                                                  ------------
                                                                    17,541,861

                                                                  ------------
TOTAL COMMON AND PREFERRED STOCKS (Cost $105,253,540)              104,886,812


                                                         Par
                                                       Amount
                                                     ===========
SHORT-TERM INVESTMENTS - 10.0%
  Repurchase agreement with State Street Bank
     and Trust Company, 1.000%, dated 12/31/2002,
     due 1/2/2003, maturity value $10,830,602,
     collateralized by $11,047,490 market value
     Federal Home Loan Mortgage Corporation Note,
     3.000%, due 7/15/2004 (Cost $10,830,000)        $10,830,000    10,830,000
                                                                  ------------

TOTAL INVESTMENTS - 106.4% (Cost $116,083,540)                     115,716,812

OTHER ASSETS LESS LIABILITIES - (6.4%)                             (6,917,609)
                                                                  ------------

TOTAL NET ASSETS - 100.0%(5)                                      $108,799,203
                                                                  ============

(1)  Non-income producing security.
(2) Valued at a fair value in accordance with procedures established by the Fund's Board of Directors.
(3)  Affiliated company as defined by the Investment Company Act of 1940. See
     Note 7 to the financial statements.
(4)  Principally traded in the United States.
(5)  Percentages for the various classifications relate to total net assets.
     (ADR) American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.

    36
----------
THIRTY-SIX

ARTISAN INTERNATIONAL
SMALL CAP FUND (ARTJX)

Portfolio Diversification - December 31, 2002 (Unaudited)

                                     -----
                                     ARTJX
                                     -----
                                                       VALUE          PERCENTAGE
                                                      =======         ==========
Consumer Discretionary                               $38,689,154         35.6%
Consumer Staples                                      31,019,260          28.5
Energy                                                         -             -
Financials                                             7,929,971           7.3
Healthcare                                             9,296,176           8.5
Industrials                                            4,299,245           3.9
Information Technology                                         -             -
Materials                                              7,040,719           6.5
Telecommunication Services                             6,612,287           6.1
Utilities                                                      -             -
                                                  --------------     ---------
TOTAL COMMON AND PREFERRED STOCKS                    104,886,812          96.4
Total short-term investments                          10,830,000          10.0
                                                  --------------     ---------
TOTAL INVESTMENTS                                    115,716,812         106.4
OTHER ASSETS LESS LIABILITIES                        (6,917,609)         (6.4)
                                                  --------------     ---------
TOTAL NET ASSETS                                    $108,799,203        100.0%
                                                  ==============     =========

    The accompanying notes are an integral part of the financial statements.

                                                                       37
                                                                  -------------
                                                                  THIRTY-SEVEN

ARTISAN INTERNATIONAL
VALUE FUND (ARTKX)

Schedule of Investments - December 31, 2002 (Unaudited)

                                     -----
                                     ARTKX
                                     -----

                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
COMMON STOCKS - 95.2%

BERMUDA - 1.7%
  Accenture, Ltd.(1)(2) - management and technology
     consulting services
     and solutions                                         3,000       $53,970

CANADA - 2.6%
  Toronto Stock Exchange, 144A(1) - stock exchange         6,350        85,420

DENMARK - 6.3%
  Jyske Bank A/S(3) - commercial banking and
     investment services                                   3,685        99,874
  Radiometer A/S, B Shares(3) - advanced
     medical instruments                                   2,035       105,999
                                                                  ------------
                                                                       205,873
FRANCE - 3.1%
  Vivendi Universal S.A. - multi-media and
     telecommunications                                    6,300       101,679

GERMANY - 6.2%
  Henkel KGaA(3) - industrial, commercial, and
     consumer chemical products                            1,760        96,438
  Pfeiffer Vacuum Technology AG(3) - customized vacuums
     and pumps                                             5,320       106,672
                                                                  ------------
                                                                       203,110
HONG KONG - 3.2%
  Asia Satellite Telecommunications Holdings Limited -
     broadcasting and telecommunications industries       90,000       105,597

ITALY - 1.5%
  Caltagirone Editore S.p.A.(3) - media company            8,000        47,401

JAPAN - 10.6%
  Ichiyoshi Securities Co., Ltd.(3) - brokerage firm      40,000        67,363
  Meitec Corporation(3) - software engineering services    5,200       126,979
  Nipponkoa Insurance Company, Ltd.(3) - property and
     casualty insurance                                   23,000        86,570
  Tokyo Broadcasting System, Inc.(3) - national
     broadcasting television and radio programs            5,000        62,816
                                                                  ------------
                                                                       343,728
MEXICO - 2.9%
  Grupo Aeroportuario del Sureste S.A. de C.V. (ADR) -
     Mexican airport                                       7,990        93,883

NETHERLANDS - 6.7%
  Euronext N.V. - pan-European stock exchange              4,454        96,734
  Hunter Douglas N.V. - window coverings and
     architectural products                                4,055       121,408
                                                                  ------------
                                                                       218,142
NEW ZEALAND - 3.0%
  Telecom Corporation of New Zealand, Ltd. -
     telecommunication services                           40,680        96,498

      38
 ------------
 THIRTY-EIGHT

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                     -----
                                     ARTKX
                                     -----

                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
NORWAY - 4.2%
  Ekornes ASA(3) - home furnishings                        5,200       $62,986
  Statoil ASA(3) - crude oil and natural gas               8,700        73,390
                                                                  ------------
                                                                       136,376
SWITZERLAND - 19.0%
  Givaudan S.A.(3) - natural and synthetic
     fragrances and flavors                                  173        77,550
  Gurit-Heberlein AG(3) - diversified manufacturing          209        97,466
  Pargesa Holding AG(3) - holding company                     59       106,644
  Schindler Holding AG(3) - elevators, escalators,
     and moving walkways                                     525        98,691
  Societe Generale D'Affichage(3) - billboard advertiser     107        47,191
  Tamedia AG(3) - daily and weekly Swiss papers
     and magazines                                         1,761        94,219
  Vontobel Holding AG(3) - private banking services        6,040        95,201
                                                                  ------------
                                                                       616,962
UNITED KINGDOM - 24.2%
  Amdocs, Ltd.(1)(2) - telecommunication services          9,670        94,959
  Cable & Wireless PLC (ADR) - global provider of
     telecommunications and Internet services             18,300        42,639
  Carpetright PLC - carpet retailer                       10,110        95,842
  Diageo PLC - food and alcoholic beverages                8,650        93,975
  Halma PLC - holding company for various detection
     and safety systems and equipment                     35,800        64,535
  Lloyds TSB Group PLC - money center bank                13,850        99,420
  Michael Page International PLC - recruitment
     consultancy services                                 33,100        58,490
  Rotork PLC - holding company for control and
     instrumentation equipment                            17,100        81,191
  Signet Group PLC - jewelry and accessories retailer     83,750        91,661
  Somerfield PLC - food retailer                          48,500        66,742
                                                                  ------------
                                                                       789,454

                                                                  ------------
TOTAL COMMON STOCKS (Cost $2,916,131)                                3,098,093


                                                         PAR
                                                       AMOUNT
                                                      ========
SHORT-TERM INVESTMENTS - 7.0%
  Repurchase agreement with State Street Bank &
     Trust Company, 1.000%, dated 12/31/02,
     due 01/2/03, maturity value $229,013,
     collateralized by $238,249 market value
     Federal Home Loan Mortgage Corporation Note,
     3.000%, due 7/15/2004 (Cost $229,000)              $229,000       229,000
                                                                  ------------

TOTAL INVESTMENTS - 102.2% (Cost $3,145,131)                         3,327,093

OTHER ASSETS LESS LIABILITIES - (2.2%)                                (71,371)
                                                                  ------------

TOTAL NET ASSETS - 100.0%(4)                                        $3,255,722
                                                                  ============

(1)  Non-income producing security.
(2)  Principally traded in the United States.
(3) Valued at a fair value in accordance with procedures established by the Fund's Board of Directors.
(4)  Percentages for the various classifications relate to total net assets.
     (ADR) American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.

                                                                       39
                                                                  ------------
                                                                   THIRTY-NINE

ARTISAN INTERNATIONAL
VALUE FUND (ARTKX)

Portfolio Diversification - December 31, 2002 (Unaudited)

                                     -----
                                     ARTKX
                                     -----

                                                        VALUE         PERCENTAGE
                                                        ======        ==========
Consumer Discretionary                                  $725,203         22.3%
Consumer Staples                                         257,155           7.9
Energy                                                    73,390           2.2
Financials                                               737,226          22.6
Healthcare                                               105,999           3.3
Industrials                                              503,462          15.5
Information Technology                                   275,908           8.5
Materials                                                175,016           5.4
Telecommunication Services                               244,734           7.5
Utilities                                                      -             -
                                                   -------------     ---------
TOTAL COMMON STOCKS                                    3,098,093          95.2
Total short-term investments                             229,000           7.0
                                                   -------------     ---------
TOTAL INVESTMENTS                                      3,327,093         102.2
OTHER ASSETS LESS LIABILITIES                           (71,371)         (2.2)
                                                   -------------     ---------
TOTAL NET ASSETS                                      $3,255,722        100.0%
                                                   =============     =========

    The accompanying notes are an integral part of the financial statements.

    40
  ------
  FORTY

ARTISAN
MID CAP FUND
(ARTMX)

Schedule of Investments - December 31, 2002 (Unaudited)

                                     -----
                                     ARTMX
                                     -----

                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
COMMON STOCKS - 94.0%

AUTO & TRANSPORTATION - 3.2%
  AIR TRANSPORT - 1.3%
     Southwest Airlines Co. - U.S.-based
       airline company                                 2,237,100   $31,095,690

  TRANSPORTATION MISCELLANEOUS - 0.5%
     C.H. Robinson Worldwide, Inc. - multi-modal
       transportation services and logistics solutions   401,600    12,529,920

  TRUCKERS - 1.4%
     CNF, Inc. - global supply chain
       service management                                446,900    14,854,956
     Swift Transportation Co., Inc.(1) - national
       truckload carrier                                 896,000    17,936,128
                                                                  ------------
                                                                    32,791,084
CONSUMER DISCRETIONARY - 18.6%
  ADVERTISING AGENCIES - 2.9%
     Lamar Advertising Company(1) - outdoor
       advertising structures                          1,352,500    45,511,625
     Omnicom Group, Inc. - marketing communications
       and advertising services                          376,600    24,328,360
                                                                  ------------
                                                                    69,839,985
  COSMETICS - 1.0%
     The Estee Lauder Companies, Inc. - skin care,
       makeup, fragrance, and hair care products         917,900    24,232,560

  HOTEL/MOTEL - 1.0%
     Starwood Hotels & Resorts Worldwide, Inc. -
       owns, manages, and franchises hotels worldwide  1,015,800    24,115,092

  HOUSEHOLD FURNISHINGS - 0.7%
     Newell Rubbermaid, Inc. - manufacturer of
       consumer products                                 535,000    16,226,550

  PUBLISHING: NEWSPAPERS - 0.8%
     The New York Times Company - diversified media      391,500    17,903,295

  RADIO & TV BROADCASTING - 3.3%
     Entercom Communications Corporation(1) -
       radio broadcasting                                633,400    29,719,128
     Univision Communications, Inc.(1) -
       Spanish language media                          1,974,600    48,377,700
                                                                  ------------
                                                                    78,096,828
  RESTAURANTS - 0.5%
     Outback Steakhouse, Inc. - global
       restaurant operator                               360,700    12,422,508

                                                                          41
                                                                      ---------
                                                                      FORTY-ONE

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                     -----
                                     ARTMX
                                     -----
                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
CONSUMER DISCRETIONARY (CONTINUED)
  RETAIL - 4.2%
     AnnTaylor Stores Corporation(1) - national
       specialty retailer in women's
       apparel and accessories                         1,657,850   $33,853,297
     Limited Brands, Inc. - specialty retailer         1,506,700    20,988,331
     Williams-Sonoma, Inc.(1) - cooking and serving
       equipment, home furnishings, and
       home accessories                                  624,100    16,944,315
     Zale Corporation(1) - fine jewelry retailer         918,800    29,309,720
                                                                  ------------
                                                                   101,095,663
  SERVICES: COMMERCIAL - 2.9%
     Getty Images, Inc.(1) - e-commerce visual
       content provider                                1,082,200    33,061,210
     Robert Half International, Inc.(1) - temporary
       and permanent staffing services                 2,236,287    36,026,584
                                                                  ------------
                                                                    69,087,794
  TOYS - 1.3%
     Mattel, Inc. - global manufacturer of
       children's products                             1,563,600    29,942,940

CONSUMER STAPLES - 2.2%
  FOODS - 1.3%
     Dean Foods Company(1) - manufacturer/distributor
       of dairy products and specialty foods             816,100    30,277,310
  SOAPS & HOUSEHOLD CHEMICALS - 0.9%
     The Dial Corporation - manufacturer of
       consumer products                               1,107,100    22,551,627

FINANCIAL SERVICES - 15.5%
  BANKS: OUTSIDE NEW YORK CITY - 1.2%
     Comerica, Inc. - North American holding
       company for business, individual, and
       investment banks                                  462,200    19,985,528
     North Fork Bancorporation, Inc. - multi-bank
       holding company                                   217,900     7,351,946
                                                                  ------------
                                                                    27,337,474
  FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 4.2%
     Fiserv, Inc.(1) - information management
       technology provider for financial industries 883,900 30,008,405 Paychex, Inc. - payroll and human resource
       services provider                               1,329,700    37,098,630
     SunGard Data Systems, Inc.(1) - integrated
       information technology provider for
       financial industries                            1,398,200    32,941,592
                                                                  ------------
                                                                   100,048,627
  INSURANCE: MULTI-LINE - 1.5%
     Arthur J. Gallagher & Company -
       insurance products                              1,249,800    36,719,124

  INSURANCE: PROPERTY-CASUALTY - 3.9%
     Platinum Underwriters Holdings, Ltd.(1) -
       property and casualty reinsurance                 916,500    24,149,775
     XL Capital Limited - insurance and
       reinsurance products                              896,000    69,216,000
                                                                  ------------
                                                                    93,365,775
  INVESTMENT MANAGEMENT COMPANIES - 2.1%
     SEI Investments Company - global investment
       and business solutions provider                 1,221,300    33,194,934
     T. Rowe Price Group, Inc. - investment
       management company                                604,000    16,477,120
                                                                  ------------
                                                                    49,672,054
  REAL ESTATE INVESTMENT TRUSTS - 0.0%(2)
     Medical Office Properties, Inc.,144A(3) -
       healthcare-related real estate investments          9,160       111,294

    42
---------
FORTY-TWO

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                     -----
                                     ARTMX
                                     -----

                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
FINANCIAL SERVICES (CONTINUED)
  SECURITIES BROKERAGE & SERVICES - 2.6%
     LaBranche & Co., Inc.(1) - NYSE specialist firm 1,031,300 $27,473,832 The Charles Schwab Corporation -
       financial services                              3,093,100    33,560,135
                                                                  ------------
                                                                    61,033,967
HEALTHCARE - 12.2%
  BIOTECHNOLOGY RESEARCH & PRODUCTION - 3.7%
     Amgen, Inc(1). - human therapeutics biotechnology 515,240 24,906,702 Biogen, Inc.(1) - developer and manufacturer
       of drugs for human health care                    713,300    28,574,798
     IDEC Pharmaceuticals Corporation(1) -
       biopharmaceutical products of targeted
       therapeutics                                      998,700    33,126,879
                                                                  ------------
                                                                    86,608,379
  DRUGS & PHARMACEUTICALS - 1.9%
     Barr Laboratories, Inc.(1) -
       pharmaceutical products                           376,700    24,519,403
     Mylan Laboratories, Inc. - pharmaceutical products  610,600    21,309,940
                                                                  ------------
                                                                    45,829,343
  ELECTRONICS: MEDICAL SYSTEMS - 1.1%
     Affymetrix, Inc.(1) - DNA chip technology         1,118,600    25,604,754

  HEALTH CARE MANAGEMENT SERVICES - 0.7%
     Community Health Systems, Inc.(1) - acute
       healthcare services in non-urban communities      837,300    17,240,007

  MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 2.1%
     Apogent Technologies, Inc.(1) - laboratory and
       life science products designer and manufacturer 747,500 15,548,000 DENTSPLY International, Inc. - global developer/manufacturer of dental products
       and equipment                                     257,000     9,560,400
     Guidant Corporation(1) - developer/manufacturer
       of therapeutic medical devices                    793,200    24,470,220
                                                                  ------------
                                                                    49,578,620
  MISCELLANEOUS HEALTH CARE - 1.0%
     Alcon, Inc.(1) - developer/manufacturer of
       healthcare products for the eye                   616,300    24,313,035

  HEALTHCARE MANAGEMENT SERVICES - OTHER - 1.7%
     Anthem, Inc.(1) - health benefits company           467,900    29,430,910
     WebMD Corporation(1) - healthcare information
       services and technology solutions               1,342,400    11,477,520
                                                                  ------------
                                                                    40,908,430
MATERIALS & PROCESSING - 6.9%
  AGRICULTURE FISHING & RANCHING - 0.5%
     Monsanto Company - technology-based solutions
       and agricultural products provider                627,800    12,085,150

  CHEMICALS - 1.0%
     Rohm & Haas Company - chemicals and materials
       for industrial applications                       741,800    24,093,664

  CONTAINERS & PACKAGING: PAPER & PLASTIC - 3.7%
     Pactiv Corporation(1) - specialty packaging and
       consumer products                               3,019,800    66,012,828
     Smurfit-Stone Container Corporation -
       integrated manufacturer of paper and
       paper-based packaging                           1,383,900    21,299,605
                                                                  ------------
                                                                    87,312,433

                                                                       43
                                                                  ------------
                                                                   FORTY-THREE

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                     -----
                                     ARTMX
                                     -----

                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
MATERIALS & PROCESSING (CONTINUED)
  PAINTS & COATINGS - 1.7%
     RPM International, Inc. - manufacturer of
       specialty coatings                              2,724,463   $41,629,794

OTHER - 1.0%
  MULTI-SECTOR COMPANIES - 1.0%
     Brunswick Corporation - recreation brand
       marketer and manufacturer                       1,204,100    23,913,426

OTHER ENERGY - 6.4%
  MACHINERY: OIL WELL EQUIPMENT & SERVICES - 5.2%
     Nabors Industries, Ltd.(1) - contract
       land drilling services                          1,466,700    51,730,509
     Smith International, Inc.(1) - oil and gas
       exploration and production                      1,118,600    36,488,732
     Weatherford International, Ltd.(1) - oil and
       natural gas services                              884,500    35,318,085
                                                                  ------------
                                                                   123,537,326
  OIL: CRUDE PRODUCERS - 1.2%
     Devon Energy Corporation - oil and natural
       gas exploration                                   613,800    28,173,420

PRODUCER DURABLES - 12.2%
  AEROSPACE - 2.5%
     Alliant Techsystems, Inc.(1) - aerospace
       and defense technologies                          547,400    34,130,390
     Rockwell Collins, Inc. - electronic
       communications, avionics, and in-flight
       entertainment systems                           1,118,500    26,016,310
                                                                  ------------
                                                                    60,146,700
  DIVERSIFIED PRODUCTION - 2.3%
     Danaher Corporation - process environmental
       control products                                  819,500    53,841,150

  ELECTRONICS: INSTRUMENTS GAUGES & METERS - 2.2%
     Mettler-Toledo International, Inc. - precision
       weighing instruments                              776,100    24,881,766
     Thermo Electron Corporation(1) -
       measurement instruments                         1,358,300    27,328,996
                                                                  ------------
                                                                    52,210,762
  MISCELLANEOUS EQUIPMENT - 1.7%
     W.W. Grainger, Inc. - maintenance, repair
       and operating supply distributor                  767,500    39,564,625

  OFFICE FURNITURE & BUSINESS EQUIPMENT - 0.7%
     Lexmark International, Inc.(1) - printing products  294,000    17,787,000

  PRODUCTION TECHNOLOGY EQUIPMENT - 2.8%
     KLA - Tencor Corporation(1) - semiconductor
       industry yield management and process
       monitoring systems                                667,700    23,616,549
     Novellus Systems, Inc.(1) - automated wafer
       fabrication systems                             1,575,100    44,228,808
                                                                  ------------
                                                                    67,845,357
TECHNOLOGY - 15.2%
  COMMUNICATIONS TECHNOLOGY - 2.8%
     Advanced Fibre Communications, Inc.(1) -
       multi-feature digital loop carrier system
       manufacturer and designer                         724,700    12,087,996
     Network Associates, Inc.(1) - security and
       availability solutions for e-business           2,277,000    36,636,930
     Symbol Technologies, Inc. - scanner-integrated
       mobile and wireless
       information management systems                  2,274,900    18,699,678
                                                                  ------------
                                                                    67,424,604
  COMPUTER SERVICES SOFTWARE & SYSTEMS - 5.6%
     Adobe Systems, Inc. - computer software
       products and technologies                         821,800    20,471,038

    44
----------
FORTY-FOUR

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                     -----
                                     ARTMX
                                     -----

                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
TECHNOLOGY (CONTINUED)
     BEA Systems, Inc.(1) - e-commerce
       infrastructure software                         1,917,500   $21,993,725
     BMC Software, Inc.(1) - management solutions
       for information technology systems              1,508,800    25,815,568
     PeopleSoft, Inc.(1) - enterprise application
       software products                               2,086,500    38,182,950
     Seagate Technology(1) - rigid disc drive
       designer/manufacturer                           2,448,300    26,270,259
                                                                  ------------
                                                                   132,733,540
  COMPUTER TECHNOLOGY - 3.8%
     EMC Corporation(1) - enterprise storage
       systems, software, networks, and services       3,252,900    19,972,806
     Ingram Micro, Inc.(1) - information
       technology products and services                2,826,600    34,908,510
     Network Appliance, Inc.(1) - network-attached
       data storage and access devices                 2,208,400    22,084,000
     Western Digital Corporation(1) - hard drive
       manufacturer/designer                           2,282,700    14,586,453
                                                                  ------------
                                                                    91,551,769
  ELECTRONICS: TECHNOLOGY - 0.1%
     Rockwell Automation, Inc. - industrial
       automation power, control, and information
       solution provider                                 100,800     2,087,568

  ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 2.9%
     Intersil Corporation(1) - semiconductor
       designer/manufacturer                           1,027,300    14,320,562
     Linear Technology Corporation - linear
       integrated circuits designer/manufacturer         924,500    23,778,140
     National Semiconductor Corporation(1) -
       semiconductor designer/manufacturer             2,048,800    30,752,488
                                                                  ------------
                                                                    68,851,190
UTILITIES - 0.6%
  UTILITIES: TELECOMMUNICATIONS - 0.6%
     AT&T Wireless Services, Inc.(1) - digital
       wireless network operator                       2,489,400    14,065,110

                                                                 -------------
TOTAL COMMON STOCKS (Cost $2,260,954,070)                        2,239,434,317


                                                         PAR
                                                       AMOUNT
                                                      ========
SHORT-TERM INVESTMENTS - 5.0%
  Repurchase agreement with State Street Bank
     and Trust Company, 1.000%, dated 12/31/02,
     due 1/2/03, maturity value $119,147,619,
     collateralized by $19,529,734 market value
     Federal Home Loan Mortgage Corporation Note,
     6.875% due 9/15/2010 and $102,001,528 market
     value Federal Home Loan Mortgage Corporation
     Note, 3.000% due 7/15/2004
     (Cost $119,141,000)                            $119,141,000   119,141,000
                                                                --------------

TOTAL INVESTMENTS -  99.0% (Cost $2,380,095,070)                 2,358,575,317

OTHER ASSETS LESS LIABILITIES - 1.0%                                23,141,315
                                                                --------------

TOTAL NET ASSETS - 100.0%(4)                                    $2,381,716,632
                                                                ==============

(1)  Non-income producing security.
(2)  Represents less than 0.1% of total net assets.
(3) Valued at a fair value in accordance with procedures established by the Fund's Board of Directors.
(4)  Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                                                        45
                                                                    -----------
                                                                    FORTY-FIVE

ARTISAN
MID CAP VALUE FUND
(ARTQX)

Schedule of Investments - December 31, 2002 (Unaudited)

                                     -----
                                     ARTQX
                                     -----
                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
COMMON STOCKS - 82.6%

AUTO & TRANSPORTATION - 2.6%
  TRANSPORTATION MISCELLANEOUS - 1.6%
     Tidewater, Inc. - offshore energy services           19,900      $618,890

  TRUCKERS - 1.0%
     Swift Transportation Co., Inc.(1) - national
     truckload carrier                                    19,500       390,351

CONSUMER DISCRETIONARY - 10.8%
  HOUSEHOLD FURNISHINGS - 1.9%
     Furniture Brands International, Inc.(1) -
       furniture manufacturer and distributor             31,600       753,660

  RESTAURANTS - 1.0%
     Brinker International, Inc.(1) -
       specialty restaurants                              12,300       396,675

  RETAIL - 2.1%
     Zale Corporation(1) - fine jewelry retailer          25,700       819,830

  SERVICES: COMMERCIAL - 2.3%
     Republic Services, Inc.(1) - non-hazardous
       solid waste collection and disposal                43,100       904,238

  TEXTILES: APPAREL MANUFACTURERS - 3.5%
     Liz Claiborne, Inc. - apparel designer               22,700       673,055
     Polo Ralph Lauren Corporation(1) - lifestyle
       product and apparel designer                       33,700       733,312
                                                                  ------------
                                                                     1,406,367
CONSUMER STAPLES - 2.8%
  DRUG & GROCERY STORE CHAINS - 1.6%
     Safeway, Inc.(1) - retail food and drug stores       27,500       642,400

  TOBACCO - 1.2%
     Loews Corp - Carolina Group - tracking stock for
       Lorillard, Inc. (a tobacco producer)               22,800       462,156

FINANCIAL SERVICES - 24.9%
  FINANCE: SMALL LOAN - 3.5%
     The Student Loan Corporation - student loans         14,000     1,369,200

  INSURANCE: MULTI-LINE - 3.2%
     Loews Corporation - multi-industry holding company   13,800       613,548
     Old Republic International Corporation -
       multi-line insurance                               22,700       635,600
                                                                  ------------
                                                                     1,249,148

    46
----------
FORTY-SIX

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                     -----
                                     ARTQX
                                     -----
                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
FINANCIAL SERVICES (CONTINUED)
  INSURANCE: PROPERTY-CASUALTY - 7.7%
     Arch Capital Group, Ltd.(1) - property and
       casualty insurance and reinsurance                 16,900      $526,773
     Everest Re Group, Ltd. - property and
       casualty reinsurance                                8,100       447,930
     PartnerRe Ltd. - multi-line reinsurance              18,200       943,124
     White Mountains Insurance Group, Ltd. -
       property and casualty insurance and reinsurance     3,500     1,130,500
                                                                  ------------
                                                                     3,048,327
  REAL ESTATE INVESTMENT TRUSTS (REIT) - 2.3%
     AvalonBay Communities, Inc. - apartment communities  13,500       528,390
     ProLogis - distribution facilities and services      14,797       372,145
                                                                  ------------
                                                                       900,535
  SAVINGS & LOANS - 1.3%
     Golden West Financial Corporation - savings and
       loan holding company                                7,400       531,394

  SECURITIES BROKERAGE & SERVICES - 6.9%
     Countrywide Financial Corporation -
       mortgage banking services                          27,900     1,441,035
     John Nuveen Company - investment
       management services                                35,700       904,995
     LaBranche & Co., Inc.(1) - NYSE specialist firm      13,800       367,632
                                                                  ------------
                                                                     2,713,662
HEALTHCARE - 2.2%
  DRUGS & PHARMACEUTICALS - 2.2%
     Mylan Laboratories, Inc. - pharmaceutical products   25,100       875,990

MATERIALS & PROCESSING - 7.0%
  PAPER - 3.2%
     Domtar, Inc. - paper products                        50,300       506,018
     MeadWestvaco Corporation - paper products            30,919       764,008
                                                                  ------------
                                                                     1,270,026
  REAL ESTATE - 1.9%
     Catellus Development Corporation - diversified
       real estate operations                             36,800       730,480

  STEEL - 1.9%
     Harsco Corporation - industrial services and
       engineered products                                23,700       755,793

OTHER ENERGY - 13.9%
  COAL - 1.5%
     Peabody Energy Corporation - coal mining             20,400       596,292

  MACHINERY: OIL WELL EQUIPMENT & SERVICES - 1.2%
     Weatherford International, Ltd. - oil and
       natural gas services                               11,900       475,167

  OFFSHORE DRILLING - 1.2%
     Diamond Offshore Drilling, Inc. - oil and gas
       offshore drilling                                  21,200       463,220

  OIL: CRUDE PRODUCERS - 10.0%
     Apache Corporation - oil and natural gas
       exploration/production                             27,360     1,559,246
     EOG Resources, Inc. - oil and natural gas
       exploration/production                             19,400       774,448
     Newfield Exploration Company(1) - oil and
       natural gas exploration/production                 19,300       695,765
     XTO Energy, Inc. - natural gas production            36,900       911,430
                                                                  ------------
                                                                     3,940,889

                                                                        47
                                                                   ------------
                                                                    FORTY-SEVEN

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                     -----
                                     ARTQX
                                     -----

                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
PRODUCER DURABLES - 7.9%
  DIVERSIFIED PRODUCTION - 2.7%
     Dover Corporation - specialized
       industrial products                                20,400      $594,864
     Pentair, Inc. - diversified manufacturer             13,800       476,790
                                                                  ------------
                                                                     1,071,654
  HOMEBUILDING - 1.9%
     Centex Corporation - building contractor             14,900       747,980

  IDENTIFICATION CONTROL & FILTER DEVICES - 1.4%
     Waters Corporation(1) - high-performance
       chromatography products                            25,400       553,212

  MACHINERY: INDUSTRIAL/SPECIALTY - 1.9%
     Ingersoll-Rand Company, Class A - industrial
       equipment and components                           17,500       753,550

TECHNOLOGY - 4.6%
  COMPUTER SERVICES SOFTWARE & SYSTEMS - 2.0%
     Amdocs Ltd. - telecommunication services             34,800       341,736
     Cadence Design Systems, Inc.(1) - design and
       consulting services and technology                 39,500       465,705
                                                                  ------------
                                                                       807,441
  COMPUTER TECHNOLOGY - 1.0%
     Electronic Data Systems Corporation -
       business services                                  22,000       405,460

  ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 1.6%
     Arrow Electronics, Inc.(1) - electronic components   47,700       610,083

UTILITIES - 5.9%
  UTILITIES: ELECTRICAL - 3.1%
     Cinergy Corporation - electric and gas services      18,400       620,448
     Wisconsin Energy Corporation - diversified
       energy services holding company                    24,000       604,800
                                                                  ------------
                                                                     1,225,248
  UTILITIES: GAS DISTRIBUTORS - 1.6%
     Sempra Energy - energy services holding company      26,600       629,090

  UTILITIES: TELECOMMUNICATIONS - 1.2%
     Telephone and Data Systems, Inc. - diversified
       telecommunications services                        10,500       493,710

                                                                  ------------
TOTAL COMMON STOCKS (Cost $31,527,312)                              32,612,118

                                                         PAR
                                                       AMOUNT
                                                      ========
SHORT-TERM INVESTMENTS - 10.8%
  Repurchase agreement with State Street
     Bank & Trust Company, 1.000%, dated 12/31/02,
     due 01/2/03, maturity value $4,241,236,
     collateralized by $4,329,912 market value
     Federal Home Loan Mortgage Corporation Note,
     3.000%, due 7/15/2004 (Cost $4,241,000)          $4,241,000     4,241,000
                                                                  ------------

TOTAL INVESTMENTS - 93.4% (Cost $35,768,312)                        36,853,118

OTHER ASSETS LESS LIABILITIES - 6.6%                                 2,619,069
                                                                  ------------

TOTAL NET ASSETS - 100.0%(2)                                       $39,472,187
                                                                  ============

(1) Non-income producing security.
(2) Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

     48
------------
FORTY-EIGHT

ARTISAN
SMALL CAP FUND
(ARTSX)

Schedule of Investments - December 31, 2002 (Unaudited)

                                     -----
                                     ARTSX
                                     -----

                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
COMMON STOCKS - 99.5%

AUTO & TRANSPORTATION - 5.2%
  AIR TRANSPORT - 1.0%
     Atlantic Coast Airlines Holdings, Inc.(1) -
       regional airline                                   83,600    $1,006,544

  AUTO PARTS: AFTER MARKET - 1.0%
     Superior Industries International, Inc. - motor
       vehicle parts and accessories                      23,100       955,416

  TRUCKERS - 3.2%
     Pacer International, Inc.(1) - transportation
       and logistics solutions                           135,500     1,802,150
     USFreightways Corporation - nationwide
       less-than-truckload transportation                 51,000     1,466,250
                                                                  ------------
                                                                     3,268,400
CONSUMER DISCRETIONARY - 23.2%
  CASINOS & GAMBLING - 1.4%
     Shuffle Master, Inc.(1) - gaming supplies to
       casino industry                                    75,600     1,444,716

  EDUCATION SERVICES - 1.3%
     Strayer Education, Inc. - regional institution
       of higher learning                                 21,900     1,259,250

  ENTERTAINMENT - 1.1%
     Alliance Gaming Corporation(1) - gaming
       machines and systems                               67,000     1,141,010

  PUBLISHING: MISCELLANEOUS - 1.6%
     Information Holdings, Inc.(1) - informational
       products and services to
       professional end-users                            106,100     1,646,672

  RADIO & TV BROADCASTING - 2.7%
     LIN TV Corporation, Class A(1) -
       television station owner/operator                  44,300     1,078,705
     Regent Communications, Inc.(1) -
       radio broadcasting owner/operator                 286,500     1,693,215
                                                                  ------------
                                                                     2,771,920
  RESTAURANTS - 1.9%
     RARE Hospitality International, Inc.(1) -
       restaurant owner/operator                          69,100     1,908,542
  RETAIL - 8.3%
     Christopher & Banks Corporation(1) - women's
       specialty clothing retailer                        35,900       744,925
     Insight Enterprises, Inc.(1) - direct marketer
       of computers, hardware
       and software                                      187,900     1,561,449
     Linens 'n Things, Inc.(1) - housewares and
       home accessories retailer                          59,600     1,346,960
     Men's Wearhouse, Inc.(1) - mens' fashion retailer    95,700     1,641,255
     Stage Stores, Inc.(1) - family apparel retailer      90,200     1,897,808
     Too, Inc.(1) - girls' apparel retailer               49,200     1,157,184
                                                                  ------------
                                                                     8,349,581

                                                                          49
                                                                      ----------
                                                                      FORTY-NINE

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                     -----
                                     ARTSX
                                     -----


                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
CONSUMER DISCRETIONARY (CONTINUED)
  SERVICES: COMMERCIAL - 4.9%
     The Advisory Board Company(1) - best practice
       research and analysis
       to the healthcare industry                         46,500    $1,390,350
     Kroll, Inc.(1) - global risk consulting services     99,300     1,894,644
     Waste Connections, Inc.(1) - waste
       services provider                                  43,900     1,694,979
                                                                  ------------
                                                                     4,979,973
CONSUMER STAPLES - 1.7%
  FOODS - 1.7%
     American Italian Pasta Company, Class A(1) -
       dry pasta producer                                 47,000     1,691,060

FINANCIAL SERVICES - 12.3%
  BANKS: OUTSIDE NEW YORK CITY - 2.3%
     Community First Bankshares, Inc. -
       multi-bank holding company                         30,800       814,968
     Greater Bay Bancorp - multi-bank holding company     84,300     1,457,547
                                                                  ------------
                                                                     2,272,515
  FINANCIAL DATA PROCESSING SERVICES & SYSTEMS - 1.5%
     InterCept, Inc.(1) - technology products and
       services for financial institutions                90,400     1,530,562

  INSURANCE: PROPERTY-CASUALTY - 4.8%
     IPC Holdings, Ltd.(1) - property
       catastrophe reinsurance                            65,700     2,072,178
     Platinum Underwriters Holdings, Ltd.(1) -
       property and casualty reinsurance                  44,400     1,169,940
     Selective Insurance Group, Inc. - broad range
       of insurance products for
       individuals and businesses                         65,700     1,654,326
                                                                  ------------
                                                                     4,896,444
  REAL ESTATE INVESTMENT TRUSTS (REIT) - 3.7%
     Medical Office Properties, Inc., 144A(2) -
       healthcare-related real estate investments        199,320     2,421,738
     MeriStar Hospitality Corporation - hotel-related
       real estate investment trust                      196,800     1,298,880
                                                                  ------------
                                                                     3,720,618
HEALTHCARE - 12.6%
  BIOTECHNOLOGY RESEARCH & PRODUCTION - 0.7%
     Charles River Laboratories International,
       Inc.(1) - research tools and support services
       for drug discovery and development                 17,600       677,248

  DRUGS & PHARMACEUTICALS - 4.9%
     Medicis Pharmaceutical Corporation, Class A(1) -
       dermatology drugs                                  39,300     1,952,031
     Priority Healthcare Corporation, Class B(1) -
       distributor of
       specialty pharmaceuticals                          60,500     1,403,600
     Taro Pharmaceutical Industries, Ltd.(1) -
       generic prescription and
       over-the-counter drugs                             43,700     1,643,120
                                                                  ------------
                                                                     4,998,751
  ELECTRONICS: MEDICAL SYSTEMS - 1.0%
     Affymetrix, Inc.(1) - DNA chip technology            44,700     1,023,183

  HEALTH CARE MANAGEMENT SERVICES - 1.4%
     Mid Atlantic Medical Services, Inc.(1) -
       managed healthcare products                        43,200     1,399,680

    50
 -------
  FIFTY

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                     -----
                                     ARTSX
                                     -----


                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
HEALTHCARE (CONTINUED)
  MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 4.6%
     American Medical Systems Holdings, Inc.(1) -
       medical devices for urological disorders           94,200    $1,526,982
     Kyphon, Inc.(1) - medical devices for
       orthopedic applications                            56,900       485,926
     Respironics, Inc.(1) - medical devices and
       therapy products for
       respiratory disorders                              47,000     1,435,380
     Techne Corporation(1) - biotechnology products       24,700       705,630
     Therasense, Inc.(1) - glucose
       self-monitoring systems                            58,500       488,475
                                                                  ------------
                                                                     4,642,393
INTEGRATED OILS - 1.9%
  OIL: INTEGRATED DOMESTIC - 1.9%
     Cimarex Energy Company(1) - crude oil and
       natural gas producer                              105,600     1,890,240
MATERIALS & PROCESSING - 4.3%
  BUILDING MATERIALS - 1.3%
     Hughes Supply, Inc. - construction and
       industrial materials distributor                   49,800     1,360,536

  CHEMICALS - 1.5%
     Wilson Greatbatch Technologies, Inc.(1) -
       implantable medical device power sources
       and components                                     52,400     1,530,080

  METAL FABRICATING - 0.2%
     Intermagnetics General Corporation(1) -
       superconducting materials and
       magnet manufacturer                                12,500       245,500

  PLASTICS - 1.3%
     Spartech Corporation - plastics for
       manufacturing customers                            62,200     1,283,186

OTHER ENERGY - 5.9%
  MACHINERY: OIL WELL EQUIPMENT & SERVICES  - 5.1%
     Global Industries, Ltd.(1) - offshore oil
       and gas construction services                     428,100     1,785,177
     Pride International, Inc.(1) - oil and gas
       contract drilling services                        111,100     1,655,390
     Varco International, Inc.(1) - oil and gas
       drilling equipment                                 99,800     1,736,520
                                                                  ------------
                                                                     5,177,087
  OIL: CRUDE PRODUCERS - 0.8%

     Unit Corporation(1) - oil and gas contract
       drilling services                                  44,600       827,330

PRODUCER DURABLES - 11.5%
  ELECTRICAL EQUIPMENT & COMPONENTS - 1.8%
     Technitrol, Inc. - magnetics-based electronic
       component manufacturer                            111,900     1,806,066

  HOMEBUILDING - 1.5%
     Beazer Homes USA, Inc.(1) - single
       family homebuilder                                 24,700     1,496,820

  IDENTIFICATION CONTROL & FILTER DEVICES - 1.4%
     ESCO Technologies, Inc.(1) - engineered
       products for industrial applications               38,800     1,435,600

  MACHINERY: CONSTRUCTION & HANDLING - 1.5%
     The Manitowoc Company, Inc. - manufacturer of
       cranes and food service equipment                  60,700     1,547,850

                                                                          51
                                                                      ----------
                                                                      FIFTY-ONE

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                     -----
                                     ARTSX
                                     -----


                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
PRODUCER DURABLES (CONTINUED)
  PRODUCTION TECHNOLOGY EQUIPMENT - 3.7%
     Axcelis Technologies, Inc.(1) - ion
       implantation equipment for semiconductors         316,500    $1,775,249
     Photronics, Inc.(1) - photomask equipment
       for semiconductors                                144,200     1,976,982
                                                                  ------------
                                                                     3,752,231
  TELECOMMUNICATIONS EQUIPMENT - 1.6%
     Tollgrade Communications, Inc.(1) - testing
       products for telecommunications                   136,100     1,596,453

TECHNOLOGY - 18.6%
  COMMUNICATIONS TECHNOLOGY - 3.4%
     Avocent Corporation(1) - connectivity
       solutions provider                                 72,000     1,599,840
     Tekelec(1) - network systems products and
       diagnostic systems                                172,900     1,806,805
                                                                  ------------
                                                                     3,406,645
  COMPUTER SERVICES SOFTWARE & SYSTEMS - 5.6%
     Anteon International Corporation(1) -
       information technology and advanced
       engineering service provider                       22,800       547,200
     Borland Software Corporation(1) - enterprise
       applications for e-businesses                      47,400       583,020
     Fidelity National Information Solutions, Inc.(1) -
       system integration
       solutions for real-estate decision making          90,400     1,559,400
     Hyperion Solutions Corporation(1) - business
       analysis software provider                         23,800       610,946
     Keane, Inc.(1) - information technology and
       consulting services                                79,200       712,008
     Progress Software Corporation(1) - software
       application development tools                      81,200     1,051,621
     SERENA Software, Inc.(1) - e-business
       infrastructure software change
       management solutions                               37,000       584,230
                                                                  ------------
                                                                     5,648,425
  ELECTRICAL & ELECTRONICS - 1.5%
     Plexus Corporation(1) - product realization
       services to original equipment manufacturers      175,500     1,544,400

  ELECTRONICS - 2.2%
     Aeroflex, Inc.(1) - testing solutions used
       in communication applications                     162,400     1,120,560
     Semtech Corporation(1) - circuit and
       assembly products                                 100,900     1,101,828
                                                                  ------------
                                                                     2,222,388
  ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 4.0%
     DSP Group, Inc.(1) - digital signal
       processing cores                                  116,100     1,836,702
     GlobespanVirata, Inc.(1) - integrated circuits
       for broadband access                              366,700     1,617,147
     ParthusCeva, Inc.(1) - next generation mobile
       Internet platforms                                105,500       623,505
                                                                  ------------
                                                                     4,077,354
  ELECTRONICS: TECHNOLOGY - 1.9%
     DRS Technologies, Inc.(1) -
       defense electronic systems                         62,200     1,948,726

UTILITIES - 2.3%
  UTILITIES: TELECOMMUNICATIONS - 2.3%
     Commonwealth Telephone Enterprises, Inc.(1) -
       wireline telecommunications services company       64,800     2,322,432

                                                                  ------------
TOTAL COMMON STOCKS (Cost $102,872,111)                            100,703,827


    52
---------
FIFTY-TWO

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                     -----
                                     ARTSX
                                     -----


                                                         PAR
                                                       AMOUNT         VALUE
                                                      ========       ========
SHORT TERM INVESTMENTS -  0.7%
  Repurchase agreement with State Street Bank
     and Trust Company, 1.000%, dated 12/31/2002,
     due 1/2/2003, maturity value $768,043,
     collateralized by $786,755 market value
     Federal National Mortgage Association Note,
     1.750%, due 12/8/2003 (Cost $768,000)              $768,000      $768,000
                                                                  ------------
TOTAL INVESTMENTS - 100.2% (Cost $103,640,111)                     101,471,827

OTHER ASSETS LESS LIABILITIES - (0.2%)                               (222,755)
                                                                  ------------

TOTAL NET ASSETS - 100.0%(3)                                      $101,249,072
                                                                  ============


(1)  Non-income producing securities.
(2) Valued at a fair value in accordance with procedures established by the Fund's Board of Directors. Represents 2.39% of total net assets.
(3)  Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                                                        53
                                                                    -----------
                                                                    FIFTY-THREE

ARTISAN
SMALL CAP VALUE FUND
(ARTVX)

Schedule of Investments - December 31, 2002 (Unaudited)

                                     -----
                                     ARTVX
                                     -----
                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
COMMON STOCKS - 95.3%

AUTO & TRANSPORTATION - 8.0%
  AUTO PARTS: AFTER MARKET - 0.8%
     Superior Industries International, Inc. -
       motor vehicle parts and accessories               112,200    $4,640,592

  AUTO PARTS: ORIGINAL EQUIPMENT - 1.2%
     BorgWarner, Inc. -  automotive systems
       and components                                    137,800     6,947,876

  AUTO TRUCKS & PARTS - 1.1%
     Modine Manufacturing Company - heat exchangers
       and systems                                       343,100     6,045,422

  RECREATIONAL VEHICLES & BOATS - 0.8%
     Fleetwood Enterprises, Inc.(1) -
       manufactured housing and recreational vehicles    566,000     4,443,100

  SHIPPING - 2.3%
     Kirby Corporation(1) - marine transportation
       and diesel engine services                        336,800     9,224,952
     Teekay Shipping Corporation - crude oil and
       petroleum product transportation services          87,800     3,573,460
                                                                  ------------
                                                                    12,798,412
  TRUCKERS - 1.8%
     USFreightways Corporation - nationwide
       less-than-truckload carrier                       345,900     9,944,625
CONSUMER DISCRETIONARY - 16.2%
  ADVERTISING AGENCIES - 1.9%
     ADVO, Inc. - direct mail marketer                   328,300    10,778,089

  COMMERCIAL INFORMATION SERVICES - 1.0%
     Proquest Company(1) - Internet publisher            277,600     5,440,960

  CONSUMER ELECTRONICS - 0.4%
     Register.com, Inc.(1) - Internet domain name
       registration services                             500,600     2,252,700

  HOUSEHOLD FURNISHINGS - 0.8%
     Ethan Allen Interiors, Inc. - home furnishings      126,600     4,351,242

  PUBLISHING: MISCELLANEOUS - 1.1%
     Courier Corporation - book manufacturer             134,563     6,168,368

  RADIO & TV BROADCASTING - 0.4%
     World Wrestling Entertainment, Inc.(1) -
       integrated media and entertainment                288,900     2,325,645

    54
----------
FIFTY-FOUR

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                     -----
                                     ARTVX
                                     ------
                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
CONSUMER DISCRETIONARY (CONTINUED)
  RESTAURANTS - 1.0%
     IHOP Corporation(1) - family restaurant chain       223,900    $5,373,600

  RETAIL - 4.0%
     School Specialty, Inc.(1) - non-textbook
       educational supplies                              265,500     5,304,690
     Zale Corporation(1) - fine jewelry retailer         548,500    17,497,150
                                                                    22,801,840
  SERVICES: COMMERCIAL - 1.6%
     BearingPoint, Inc.(1) - consulting and
       systems integration                               571,400     3,942,660
     Chemed Corporation - diversified services           150,200     5,309,570
                                                                  ------------
                                                                     9,252,230
  TEXTILES: APPAREL MANUFACTURERS - 3.2%
     Kellwood Company - apparel & soft goods             687,750    17,881,500

  WHOLESALERS - 0.8%
     United Stationers, Inc. - business
       products wholesaler                               158,400     4,562,078

CONSUMER STAPLES - 0.2%
  DRUG & GROCERY STORE CHAINS - 0.2%
     Pathmark Stores, Inc.(1) - regional
       supermarket company                               255,200     1,293,864

FINANCIAL SERVICES - 13.1%
  FINANCIAL MISCELLANEOUS - 4.2%
     LandAmerica Financial Group, Inc. -
       property title insurer                            334,400    11,854,480
     Stewart Information Services Corporation(1) -
       property title insurer                            563,800    12,059,682
                                                                  ------------
                                                                    23,914,162
  INSURANCE: LIFE - 1.9%
     Scottish Annuity & Life Holdings, Ltd. - life
       and annuity reinsurance                           614,700    10,726,515

  INSURANCE: MULTI-LINE - 1.5%
     HUB International, Ltd. - insurance broker          159,800     2,050,234
     PICO Holdings, Inc.(1) - diversified
       holding company                                   460,700     6,187,201
                                                                  ------------
                                                                     8,237,435
  INSURANCE: PROPERTY-CASUALTY - 3.4%
     Arch Capital Group, Ltd.(1) - property and
       casualty insurance and reinsurance                206,200     6,427,254
     IPC Holdings, Ltd.(1) - property
       catastrophe reinsurance                           208,400     6,572,936
     White Mountains Insurance Group, Ltd. - property
       and caualty insurance and reinsurance              18,900     6,104,700
                                                                  ------------
                                                                    19,104,890
  INVESTMENT MANAGEMENT COMPANIES - 0.9%
     Capital Southwest Corporation - closed-end
       venture capital investment company                105,800     5,312,218

  REAL ESTATE INVESTMENT TRUSTS - 1.2%
     Cousins Properties, Inc. - commercial real
       estate investments                                260,400     6,431,880
     Medical Office Properties, Inc., 144A(2) -
       healthcare-related real estate investments         31,405       381,571
                                                                  ------------
                                                                     6,813,451
HEALTHCARE - 1.9%
  ELECTRONICS: MEDICAL SYSTEMS - 0.5%
     Visx, Inc.(1) - technologies and systems for
       laser vision correction                           274,400     2,628,752

                                                                          55
                                                                      ----------
                                                                      FIFTY-FIVE

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                     -----
                                     ARTVX
                                     -----

                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
HEALTHCARE (CONTINUED)
  MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 1.1%
     Bio-Rad Laboratories, Inc.(1) - life science
       research products                                  59,800    $2,314,260
     National Dentex Corporation(1)(3) -
       dental laboratory operator                        189,900     3,710,646
                                                                  ------------
                                                                     6,024,906
  MEDICAL SERVICES - 0.3%
     American Service Group, Inc.(1) -
       managed healthcare services                        90,200     1,524,380

INTEGRATED OILS - 1.1%
  OIL: INTEGRATED DOMESTIC - 1.1%
     Cimarex Energy Company(1) - crude oil and
       natural gas producer                              346,300     6,198,770

MATERIALS & PROCESSING - 18.5%
  AGRICULTURE FISHING & RANCHING - 0.5%
     Delta & Pine Land Company - cotton and
       soybean seed producer                             126,500     2,581,865

  BUILDING: CEMENT - 2.9%
     Centex Construction Products, Inc. -
       cement and gypsum wallboard                       459,200    16,140,880

  BUILDING MATERIALS - 2.1%
     Butler Manufacturing Company - manufacturer
       of non-residential structure components            83,500     1,615,725
     LSI Industries, Inc. - manufacturer of
       lighting fixtures and graphic elements            189,250     2,621,112
     Simpson Manufacturing Company, Inc.(1) -
       building materials connectors                     233,600     7,685,440
                                                                  ------------
                                                                    11,922,277
  CHEMICALS - 0.3%
     American Pacific Corporation(1) - specialty
       chemicals for aerospace and defense               201,100     1,988,879

  CONSTRUCTION - 1.1%
     EMCOR Group, Inc.(1) - mechanical and
       electrical contractor                             114,500     6,069,645

  COPPER - 2.2%
     Mueller Industries, Inc.(1) - plumbing products     459,000    12,507,750

  DIVERSIFIED MATERIALS & PROCESSING - 0.3%
     CLARCOR, Inc. - filtration products                  47,400     1,529,598

  ENGINEERING & CONTRACTING SERVICES - 0.4%
     Dycom Industries, Inc.(1) - service provider
       to telecommunication companies                    170,900     2,264,425

  METAL FABRICATING - 2.3%
     Kaydon Corporation - custom-engineered
       industrial products                               382,800     8,119,188
     Maverick Tube Corporation(1) -
       tubular steel products                            141,200     1,839,836
     Roanoke Electronic Steel Corporation -
       fabricated steel products                         289,500     2,750,250
                                                                  ------------
                                                                    12,709,274
  METALS & MINERALS MISCELLANEOUS - 0.8%
     Minerals Technologies, Inc. - synthetic &
       specialty mineral products                        103,800     4,478,970

    56
---------
FIFTY-SIX

-----------------------------------------------------SCHEDULE OF INVESTMENTS----
                                     -----
                                     ARTVX
                                     -----


                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
MATERIALS & PROCESSING (CONTINUED)
  REAL ESTATE - 2.0%
     Jones Lang LaSalle, Inc.(1) - real estate
       and investment management services                180,900    $2,782,242
     LNR Property Corporation - real estate
       investment and management                         145,700     5,157,780
     Trammell Crow Company(1) - commercial real
       estate services                                   384,900     3,464,100
                                                                  ------------
                                                                    11,404,122
  STEEL - 2.4%
     AK Steel Holding Corporation - flat rolled
       carbon steel                                    1,054,800     8,438,400
     Harsco Corporation - industrial services and
       engineered products                                51,200     1,632,768
     Schnitzer Steel Industries, Inc., Class A -
       steel scrap processor                             178,000     3,720,200
                                                                  ------------
                                                                    13,791,368
  SYNTHETIC FIBERS - 0.7%
     Wellman, Inc. - polyester products                  287,600     3,879,724

  TEXTILE PRODUCTS - 0.5%
     Velcro Industries, N.V. - Velcro brand fasteners    323,300     2,958,195
OTHER ENERGY - 18.4%
  COAL - 0.8%
     Massey Energy Company - coal exploration/production 470,100     4,569,372

  ENERGY MISCELLANEOUS - 0.1%
     Veritas DCG, Inc.(1) - geophysical
       technology provider                               110,900       876,110

  MACHINERY: OIL WELL EQUIPMENT & SERVICES - 1.1%
     Core Laboratories N.V.(1) - reservoir
       management services                               431,400     4,896,390
     Willbros Group, Inc.(1) - independent contractor    135,900     1,117,098
                                                                  ------------
                                                                     6,013,488
  OFFSHORE DRILLING - 1.2%
     Atwood Oceanics, Inc.(1) - oil and natural gas
       offshore exploration/production                   216,400     6,513,640

  OIL: CRUDE PRODUCERS - 15.2%
     3TEC Energy Corporation(1) - oil and natural
       gas exploration/production                        466,200     6,615,378
     Cabot Oil & Gas Corporation, Class A - natural
       gas exploration/production                        399,250     9,893,415
     Evergreen Resources, Inc.(1) - oil and natural
       gas exploration/production                        163,000     7,310,550
     Forest Oil Corporation(1) - oil and natural
       gas exploration/production                        518,158    14,327,069
     Nuevo Energy Company(1) - oil and natural
       gas exploration/production                        546,700     6,068,370
     Prima Energy Corporation(1) - oil and natural
       gas exploration/production                        225,800     5,030,824
     Spinnaker Exploration Company(1) - oil and
       natural gas exploration/production                199,700     4,403,385
     St. Mary Land & Exploration Company - oil and
       natural gas exploration/production                444,400    11,110,000
     Stone Energy Corporation(1) - oil and natural
       gas exploration/production                        322,200    10,748,592
     Tom Brown, Inc.(1) - oil and natural
       gas exploration/production                        253,500     6,362,850
     Ultra Petroleum Corporation(1) - oil and natural
       gas exploration/production                        393,400     3,894,660
                                                                  ------------
                                                                    85,765,093
PRODUCER DURABLES - 7.6%
  ELECTRICAL EQUIPMENT & COMPONENTS - 1.9%
     Genlyte Group, Inc.(1) - commercial, industrial
       and residential lighting                          346,300    10,790,708

  MACHINE TOOLS - 1.3%
     Lincoln Electric Holdings, Inc. - welding products  320,000     7,408,000

                                                                       57
                                                                  -------------
                                                                   FIFTY-SEVEN

----SCHEDULE OF INVESTMENTS-----------------------------------------------------

                                     -----
                                     ARTVX
                                     -----

                                                       SHARES
                                                        HELD          VALUE
                                                      ========       ========
PRODUCER DURABLES (CONTINUED)
  MACHINERY: ENGINES - 1.7%
     Briggs & Stratton Corporation - air-cooled
     gasoline engines                                    220,900    $9,381,623

  MACHINERY: INDUSTRIAL/SPECIALTY - 0.9%
     Thomas Industries, Inc. - compressor and
       vacuum pumps                                      172,700     4,500,562
     Woodward Governor Company - energy control systems   17,400       756,900
                                                                  ------------
                                                                     5,257,462
  POWER TRANSMISSION EQUIPMENT - 1.3%
     Regal-Beloit Corporation - electrical equipment     347,700     7,197,390

  PRODUCTION TECHNOLOGY EQUIPMENT - 0.5%
     Ultratech Stepper, Inc.(1) -
       photolithography equipment                        296,800     2,920,215

TECHNOLOGY - 4.2%
  COMPUTER SERVICES SOFTWARE & SYSTEMS - 1.5%
     Progress Software Corporation(1) -
       software application development tools            203,700     2,638,119
     Timberline Software Corporation -
       computer software developer                       313,600     1,843,968
     webMethods, Inc.(1) - integration
       software and services                             523,200     4,295,472
                                                                  ------------
                                                                     8,777,559
  COMMUNICATIONS TECHNOLOGY - 0.7%
     CommScope, Inc.(1) - coaxial cable                  512,200     4,046,380

  COMPUTER TECHNOLOGY - 0.3%
     Quantum Corporation(1) - storage products           625,200     1,669,284

  ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 1.3%
     Arrow Electronics, Inc.(1) - electronic components 202,500 2,589,975 DSP Group, Inc.(1) - digital signal
       processing cores                                  127,100     2,010,722
     ParthusCeva, Inc.(1) - next generation mobile
       Internet platforms                                 56,033       331,155
     Silicon Storage Technology, Inc.(1) - flash
       memory semiconductors                             538,900     2,177,156
                                                                  ------------
                                                                     7,109,008
  SCIENTIFIC EQUIPMENT & SUPPLIES - 0.4%
     Newport Corporation(1) - automation systems         174,400     2,190,464

UTILITIES - 6.1%
  UTILITIES: ELECTRICAL - 3.4%
     Cleco Corporation - electricity distributor         256,400     3,589,600
     DQE, Inc. - utility delivery and services company 286,000 4,358,640 The Empire District Electric Company -
       electricity distributor                           200,700     3,652,740
     PNM Resources, Inc. - electricity distributor       265,100     6,314,682
     WPS Resources Corporation - electricity and
       natural gas distributor                            28,900     1,121,898
                                                                  ------------
                                                                    19,037,560
  UTILITIES: GAS DISTRIBUTORS - 1.8%
     New Jersey Resources Corporation - energy services   49,100     1,551,069
     NUI Corporation - natural gas distributor           200,500     3,460,630
     South Jersey Industries, Inc. - electricity
       and natural gas distributor                        43,400     1,433,068
     WGL Holdings, Inc. - natural gas distributor        164,700     3,939,624
                                                                  ------------
                                                                    10,384,391
  UTILITIES: TELECOMMUNICATIONS - 0.9%
     IDT Corporation, Class B(1) - facilities-based
       multinational telecommunication carrier           342,300     5,309,073

                                                                  ------------
TOTAL COMMON STOCKS (Cost $506,375,192)                            537,231,414

     58
-----------
FIFTY-EIGHT

-----------------------------------------------------SCHEDULE OF INVESTMENTS----

                                     -----
                                     ARTVX
                                     -----

                                                         PAR
                                                       AMOUNT         VALUE
                                                      ========       ========
SHORT-TERM INVESTMENTS - 5.5%
  Repurchase agreement with State Street Bank
     and Trust Company, 1.000%, dated 12/31/2002,
     due 1/2/2003, maturity value $30,828,713,
     collateralized by $31,443,652 market value
     Federal Home Loan Mortgage Corporation Note,
     3.000%, due 7/15/2004 (Cost $30,827,000)        $30,827,000   $30,827,000
                                                                  ------------

TOTAL INVESTMENTS - 100.8% (Cost $537,202,192)                     568,058,414
OTHER ASSETS LESS LIABILITIES - (0.8%)                             (4,604,777)
                                                                  ------------

TOTAL NET ASSETS - 100.0%(4)                                      $563,453,637
                                                                 =============


(1)  Non-income producing securities.
(2) Valued at a fair value in accordance with procedures established by the Fund's Board of Directors. Represents 0.07% of total net assets.
(3)  Affiliated company as defined by the Investment Company Act of 1940. See
     Note 7 to the financial statements.
(4)  Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                                                        59
                                                                    ----------
                                                                    FIFTY-NINE

ARTISAN FUNDS, INC.
Statements of Assets & Liabilities - December 31, 2002 (Unaudited)


                                                                INTERNATIONAL
                                              INTERNATIONAL       SMALL CAP
                                             ================================

ASSETS
Investments in securities,
  unaffiliated, at value  ................... $6,832,324,723      $98,977,610
Investments in securities,
  affiliated, at value ......................    168,848,900        5,909,202
Short-term investments
  (repurchase agreements), at value  ........    278,781,000       10,830,000
                                             --------------------------------
TOTAL INVESTMENTS............................  7,279,954,623      115,716,812
Cash  .......................................            669              322
Receivable from investments sold.............     16,806,996          279,861
Receivable from forward currency contracts...     75,214,176        6,299,654
Receivable from fund shares sold.............     45,747,162          828,369
Dividends and interest receivable............      8,472,102           62,310
Receivable from Adviser......................              -                -
                                             --------------------------------
TOTAL ASSETS.................................  7,426,195,728      123,187,328

LIABILITIES:
Payable for investments purchased............     91,909,222        7,967,366
Payable for forward currency contracts.......     75,254,558        6,284,335
Payable for fund shares redeemed.............     14,826,210           47,822
Payable for operating expenses...............      2,479,258           82,285
Payable for withholding taxes................        405,952            6,317
                                             --------------------------------
TOTAL LIABILITIES............................    184,875,200       14,388,125
                                             --------------------------------
TOTAL NET ASSETS ............................ $7,241,320,528     $108,799,203
                                             ================================

NET ASSETS CONSIST OF:
Fund shares issued and outstanding........... $9,907,963,793     $112,750,031
Net unrealized appreciation (depreciation)
  on investments and foreign currency
  related transactions ......................(1,369,100,495)        (376,177)
Accumulated undistributed
  net investment income (loss) ..............      7,453,242        (395,143)
Accumulated undistributed net realized
  gains (losses) on investments and
  foreign currency related transactions .....(1,304,996,012)      (3,179,508)
                                             --------------------------------
                                             $7,241,320,528     $108,799,203
                                             ================================

SUPPLEMENTARY INFORMATION:
Net assets
     Investor Shares......................... $4,822,598,476     $108,799,203
     Institutional Shares.................... $2,418,722,052
Shares Outstanding
     Investor Shares.........................    326,140,492       10,966,228
     Institutional Shares....................    162,918,508
Net asset value and offering price per share
     Investor Shares.........................         $14.79            $9.92
     Institutional Shares....................         $14.85
Cost of securities of unaffiliated
  issuers held .............................. $8,418,571,725     $109,218,173
Cost of securities of affiliated
  issuers held ..............................   $230,850,276       $6,865,367

    The accompanying notes are an integral part of the financial statements.

    60
  ------
  SIXTY


                                                INTERNATIONAL                                                          SMALL CAP
                                                    VALUE           MID CAP       MID CAP VALUE      SMALL CAP           VALUE
                                              ====================================================================================
ASSETS
Investments in securities,
  unaffiliated, at value  ...................     $3,098,093   $2,239,434,317      $32,612,118      $100,703,827      $533,520,768
Investments in securities,
  affiliated, at value  .....................              -                -                -                 -         3,710,646
Short-term investments
  (repurchase agreements), at value  ........        229,000      119,141,000        4,241,000           768,000        30,827,000
                                              ------------------------------------------------------------------------------------
TOTAL INVESTMENTS............................      3,327,093    2,358,575,317       36,853,118       101,471,827       568,058,414
Cash  .......................................            589              249              446                48               525
Receivable from investments sold.............              -       24,868,596                -           940,239                 -
Receivable from forward currency contracts...         99,219                -                -                 -                 -
Receivable from fund shares sold.............         16,256       55,444,781        3,495,063            16,405         1,710,397
Dividends and interest receivable............              6        1,841,140           19,292            21,538           490,255
Receivable from Adviser......................         10,688                -                -                 -                 -
                                              ------------------------------------------------------------------------------------
TOTAL ASSETS.................................      3,453,851    2,440,730,083       40,367,919       102,450,057       570,259,591

LIABILITIES:
Payable for investments purchased............         99,219       53,500,847          844,976           637,582         3,082,505
Payable for forward currency contracts.......         98,910                -                -                 -                 -
Payable for fund shares redeemed.............              -        4,723,333           13,089           443,456         3,415,855
Payable for operating expenses...............              -          789,271           37,519           119,947           307,529
Payable for withholding taxes................              -                -              148                 -                65
                                              ------------------------------------------------------------------------------------
TOTAL LIABILITIES............................        198,129       59,013,451          895,732         1,200,985         6,805,954
                                              ------------------------------------------------------------------------------------
TOTAL NET ASSETS ............................     $3,255,722   $2,381,716,632      $39,472,187      $101,249,072      $563,453,637
                                              ====================================================================================

NET ASSETS CONSIST OF:
Fund shares issued and outstanding...........     $3,086,593   $3,005,254,906      $40,154,479      $126,552,520      $547,628,178
Net unrealized appreciation (depreciation)
  on investments and foreign currency
  related transactions ......................        181,812     (21,519,753)        1,084,803       (2,168,284)        30,856,216
Accumulated undistributed
  net investment income (loss) ..............       (12,942)      (4,632,100)         (53,566)         (522,014)         (308,642)
Accumulated undistributed net realized
  gains (losses) on investments and foreign
  currency related transactions .............            259    (597,386,421)      (1,713,529)      (22,613,150)      (14,722,115)
                                              ------------------------------------------------------------------------------------
                                                  $3,255,722   $2,381,716,632      $39,472,187      $101,249,072      $563,453,637
                                              ====================================================================================

SUPPLEMENTARY INFORMATION:
Net assets
     Investor Shares.........................     $3,255,722   $1,773,288,930      $39,472,187      $101,249,072      $563,453,637
     Institutional Shares....................                    $608,427,702
Shares Outstanding
     Investor Shares.........................        307,280       90,665,844        3,873,777        10,249,119        48,574,873
     Institutional Shares....................                      30,925,962
Net asset value and offering price per share
     Investor Shares.........................         $10.60           $19.56           $10.19             $9.88            $11.60
     Institutional Shares....................                          $19.67
Cost of securities of unaffiliated
  issuers held ..............................     $3,145,131   $2,380,095,070      $35,768,312      $103,640,111      $533,614,132
Cost of securities of affiliated
  issuers held ..............................              -                -                -                 -        $3,588,060



    The accompanying notes are an integral part of the financial statements.

                                                                          61
                                                                      ----------
                                                                      SIXTY-ONE

ARTISAN FUNDS, INC.
Statements of Operations - For the Six Months Ended December 31, 2002
(Unaudited)


                                                                INTERNATIONAL
                                              INTERNATIONAL       SMALL CAP
                                             ================================

INVESTMENT INCOME:
Interest.....................................     $2,114,156          $77,229
Dividends.................................... 47,359,830)(1)       375,900(2)
Other........................................        267,668                -
                                             --------------------------------
TOTAL INVESTMENT INCOME......................     49,741,654          453,129

EXPENSES:
Advisory fees................................     32,369,143          543,468
Transfer agent fees
     Investor Shares.........................      4,329,852          123,994
     Institutional Shares....................         16,157
Shareholder communications...................
     Investor Shares.........................        761,264           25,070
     Institutional Shares....................         10,435
Custodian fees...............................      1,914,723           57,223
Accounting fees..............................         41,681           25,536
Professional fees............................        160,157            6,056
Registration fees............................
     Investor Shares.........................         57,987           31,342
     Institutional Shares....................         41,464
Directors' fees..............................         90,384            1,500
Organizational costs.........................              -                -
Other operating expenses.....................        110,883           17,323
                                             --------------------------------
Total operating expenses before amounts
  waived or paid by the Adviser .............     39,904,130          831,512
Less amounts waived or paid by the Adviser...              -                -
                                             --------------------------------
NET EXPENSES.................................     39,904,130          831,512
                                             --------------------------------
NET INVESTMENT INCOME (LOSS).................      9,837,524        (378,383)

NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
Net realized gain (loss) on:
     Investments.............................  (271,570,137)      (3,089,334)
     Foreign currency related transactions...    (1,305,678)         (72,623)
                                             --------------------------------
                                               (272,875,815)      (3,161,957)
Net increase (decrease) in unrealized
  appreciation on:
     Investments.............................(1,075,757,790)          453,183
     Foreign currency related transactions...         65,544            (296)
                                             --------------------------------
                                             (1,075,692,246)          452,887
                                             --------------------------------
NET GAIN (LOSS) ON INVESTMENTS...............(1,348,568,061)      (2,709,070)
                                             --------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ................. $(1,338,730,537)   $(3,087,453)
                                             ================================


(1)  Net of foreign taxes withheld of $5,012,032.
(2)  Net of foreign taxes withheld of $28,638.
(3) For the period from commencement of operations (September 23, 2002) through December 31, 2002.
(4)  Net of foreign taxes withheld of $67.

    The accompanying notes are an integral part of the financial statements.

    62
---------
SIXTY-TWO


                                                INTERNATIONAL                                                          SMALL CAP
                                                   VALUE(3)         MID CAP       MID CAP VALUE      SMALL CAP           VALUE
                                              ====================================================================================
ASSETS
INVESTMENT INCOME:
Interest.....................................         $1,434         $942,326          $15,913           $19,170          $147,738
Dividends....................................       1,282(4)        7,187,263          213,260           181,647         2,950,417
Other........................................              -                -                -                 -                 -
                                              ------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME......................          2,716        8,129,589          229,173           200,817         3,098,155

EXPENSES:
Advisory fees................................          6,516       10,347,871          141,997           515,619         2,759,623
Transfer agent fees
     Investor Shares.........................         11,288        1,690,233           60,310           105,516           471,719
     Institutional Shares....................                          11,756
Shareholder communications...................
     Investor Shares.........................          5,420          344,304           15,199            18,264            33,034
     Institutional Shares....................                           3,522
Custodian fees...............................          6,118          148,052            7,438            26,411            49,474
Accounting fees..............................         12,624           30,796           18,520            20,315            23,678
Professional fees............................          6,142           49,298            5,269             7,349            17,820
Registration fees............................
     Investor Shares.........................         35,494           49,495           29,226            17,826            30,525
     Institutional Shares....................                          24,965
Directors' fees..............................              -           28,450            1,500             1,545             7,624
Organizational costs.........................              -                -                -                 -             1,768
Other operating expenses.....................          1,389           32,947            3,280             9,986            11,532
                                              ------------------------------------------------------------------------------------
Total operating expenses before amounts
  waived or paid by the Adviser .............         84,991       12,761,689          282,739           722,831         3,406,797
Less amounts waived or paid by the Adviser...       (69,333)                -                -                 -                 -
                                              ------------------------------------------------------------------------------------
NET EXPENSES.................................         15,658       12,761,689          282,739           722,831         3,406,797
                                              ------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).................       (12,942)      (4,632,100)         (53,566)         (522,014)         (308,642)

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
     Investments.............................            811    (285,054,542)      (1,286,556)      (19,770,253)      (13,998,190)
     Foreign currency related transactions...          (552)                -                -                 -                 -
                                              ------------------------------------------------------------------------------------
                                                         259    (285,054,542)      (1,286,556)      (19,770,253)      (13,998,190)
Net increase (decrease) in unrealized
  appreciation on:
     Investments.............................        181,962       20,337,206          260,362       (1,973,724)      (51,980,012)
     Foreign currency related transactions...          (150)                -                -                 -                 -
                                              ------------------------------------------------------------------------------------
                                                     181,812       20,337,206          260,362       (1,973,724)      (51,980,012)
                                              ------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS...............        182,071    (264,717,336)      (1,026,194)      (21,743,977)      (65,978,202)
                                              ------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .................       $169,129   $(269,349,436)     $(1,079,760)     $(22,265,991)     $(66,286,844)
                                             ====================================================================================`


    The accompanying notes are an integral part of the financial statements.

                                                                       63
                                                                  ------------
                                                                   SIXTY-THREE

ARTISAN FUNDS, INC.
Statements of Changes in Net Assets


                                                                                             INTERNATIONAL          INTERNATIONAL
                                                              INTERNATIONAL                    SMALL CAP                VALUE
                                                       ============================   ===========================  ===============
                                                        SIX MONTHS                    SIX MONTHS
                                                           ENDED        YEAR ENDED       ENDED        YEAR ENDED     PERIOD ENDED
                                                        12/31/02(1)       6/30/02     12/31/02(1)     6/30/02(2)     12/31/02(3)
                                                       ===========================================================================
OPERATIONS
Net investment income (loss).................               $9,837,524    $51,719,319     $(378,383)       $(4,449)      $(12,942)
Net realized gain (loss) on:
     Investments.............................            (271,570,137)  (393,817,449)    (3,089,334)        230,269            811
     Foreign currency related transactions...              (1,305,678)    (2,431,313)       (72,623)       (16,760)          (552)
Net increase (decrease) in unrealized
  appreciation on:
     Investments.............................          (1,075,757,790)    (9,921,060)        453,183      (814,257)        181,962
     Foreign currency
       related transactions .................                   65,544        569,310          (296)       (14,807)          (150)
                                                       ---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .................          (1,338,730,537)  (353,881,193)    (3,087,453)      (620,004)        169,129

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
     Investor Shares.........................             (31,901,531)   (13,657,908)              -              -              -
     Institutional Shares....................             (18,341,682)    (8,134,964)
Net realized gains on investment transactions:
     Investor Shares.........................                        -              -      (236,073)              -              -
     Institutional Shares....................                        -              -
                                                       ---------------------------------------------------------------------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS.....             (50,243,213)   (21,792,872)      (236,073)              -              -

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES ......            1,278,653,062  2,333,625,659     37,625,442     75,117,291      3,086,593
                                                       ---------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......            (110,320,688)  1,957,951,594     34,301,916     74,497,287      3,255,722
                                                       ---------------------------------------------------------------------------
Net assets, beginning of period..............            7,351,641,216  5,393,689,622     74,497,287              -              -
                                                       ---------------------------------------------------------------------------
NET ASSETS, END OF PERIOD....................           $7,241,320,528 $7,351,641,216   $108,799,203    $74,497,287     $3,255,722
                                                       ===========================================================================

Accumulated undistributed net
  investment income (loss) ..................               $7,453,242    $47,858,931     $(395,143)      $(16,760)      $(12,942)
                                                       ===========================================================================


(1)  Unaudited.
(2) For the period from commencement of operations (December 21, 2001) through June 30, 2002.
(3) Unaudited. For the period from commencement of operations (September 23, 2002) through December 31, 2002.

    The accompanying notes are an integral part of the financial statements.

     64
-----------
 SIXTY-FOUR


                                                                MID CAP                    MID CAP VALUE
                                                     =============================  ============================
                                                     SIX MONTHS ENDED   YEAR ENDED SIX MONTHS ENDED   YEAR ENDED
                                                        12/31/02(1)       6/30/02     12/31/02(1)       6/30/02
                                                     ===========================================================
OPERATIONS
Net investment
  income (loss) .............................             $(4,632,100)  $(13,844,376)      $(53,566)     $(131,837)
Net realized gain (loss) on:
     Investments.............................            (285,054,542)  (197,300,635)    (1,286,556)      (342,711)
     Foreign currency related transactions...                        -              -              -              -
Net increase (decrease) in unrealized
   appreciation on:
     Investments.............................               20,337,206  (147,245,296)        260,362       (17,524)
     Foreign currency related transactions...                        -              -              -              -
                                                      -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .................            (269,349,436)  (358,390,307)    (1,079,760)      (492,072)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
     Investor Shares.........................                        -              -              -              -
     Institutional Shares....................                        -              -
Net realized gains on investment transactions:
     Investor Shares.........................                        -              -              -      (116,728)
     Institutional Shares....................                        -              -
                                                      -------------------------------------------------------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS.....                        -              -              -      (116,728)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES ......              345,730,158  1,117,916,637     18,569,552      9,367,318
                                                      -------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......               76,380,722    759,526,330     17,489,792      8,758,518
                                                      -------------------------------------------------------------
Net assets, beginning of period..............            2,305,335,910  1,545,809,580     21,982,395     13,223,877
                                                      -------------------------------------------------------------
NET ASSETS, END OF PERIOD....................           $2,381,716,632 $2,305,335,910    $39,472,187    $21,982,395
                                                      =============================================================

Accumulated undistributed net
  investment income (loss) ..................             $(4,632,100)             $-      $(53,566)             $-
                                                      =============================================================



                                                               SMALL CAP                  SMALL CAP VALUE
                                                     =============================  ============================
                                                     SIX MONTHS ENDED   YEAR ENDED SIX MONTHS ENDED   YEAR ENDED
                                                        12/31/02(1)       6/30/02     12/31/02(1)       6/30/02
                                                     ===========================================================
OPERATIONS
Net investment
  income (loss) .............................               $(522,014)   $(1,405,476)     $(308,642)     $(510,511)
Net realized gain (loss) on:
     Investments.............................             (19,770,253)      4,119,870   (13,998,190)     27,382,101
     Foreign currency related transactions...                        -              -              -              -
Net increase (decrease) in unrealized appreciation on:
     Investments.............................              (1,973,724)   (24,760,188)   (51,980,012)     24,836,522
     Foreign currency related transactions...                        -              -              -              -
                                                      -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .................             (22,265,991)   (22,045,794)   (66,286,844)     51,708,112

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
     Investor Shares.........................                        -              -              -      (628,424)
     Institutional Shares....................
Net realized gains on investment transactions:
     Investor Shares.........................                (629,095)      (585,226)   (22,600,376)   (27,074,582)
     Institutional Shares....................
                                                      -------------------------------------------------------------
Total distributions paid to shareholders.....                (629,095)      (585,226)   (22,600,376)   (27,703,006)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES ......              (7,794,884)      9,184,203     28,795,225    139,200,888
                                                      -------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......             (30,689,970)   (13,446,817)   (60,091,995)    163,205,994
                                                      -------------------------------------------------------------
Net assets, beginning of period..............              131,939,042    145,385,859    623,545,632    460,339,638
                                                      -------------------------------------------------------------
NET ASSETS, END OF PERIOD....................             $101,249,072   $131,939,042   $563,453,637   $623,545,632
                                                      =============================================================

Accumulated undistributed net
  investment income (loss) ..................               $(522,014)             $-     $(308,642)             $-
                                                      =============================================================


    The accompanying notes are an integral part of the financial statements.

                                                                          65
                                                                     -----------
                                                                      SIXTY-FIVE

ARTISAN FUNDS, INC.
Financial Highlights - For a share outstanding throughout each period



                                                                          NET
                                                                     REALIZED AND
                                              NET ASSET      NET      UNREALIZED  TOTAL INCOME    DIVIDENDS
                                 YEAR OR        VALUE     INVESTMENT     GAIN      (LOSS) FROM    FROM NET
                                 PERIOD       BEGINNING     INCOME     (LOSS) ON   INVESTMENT    INVESTMENT
                                  ENDED       OF PERIOD     (LOSS)    INVESTMENTS  OPERATIONS      INCOME
                           ===================================================================================
ARTISAN INTERNATIONAL FUND
                           ------------------------------------------------------------------------------
Investor                       12/31/02(1)       $18.15    $0.02(2)      $(3.28)     $(3.26)      $(0.10)
Shares                     ------------------------------------------------------------------------------
                                   6/30/02        19.53     0.15(2)       (1.46)      (1.31)       (0.07)
                           ------------------------------------------------------------------------------
                                   6/30/01        30.16     0.10(2)       (7.18)      (7.08)            -
                           ------------------------------------------------------------------------------
                                   6/30/00        18.67   (0.03)(2)        12.08       12.05       (0.02)
                           ------------------------------------------------------------------------------
                                   6/30/99        16.25     0.08(2)         2.62        2.70       (0.04)
                           ------------------------------------------------------------------------------
                                   6/30/98        14.48     0.06(2)         3.04        3.10       (0.20)
                           ------------------------------------------------------------------------------

                           ------------------------------------------------------------------------------
Institutional                  12/31/02(1)       $18.24    $0.03(2)      $(3.29)     $(3.26)      $(0.13)
Shares                     ------------------------------------------------------------------------------
                                   6/30/02        19.62     0.18(2)       (1.46)      (1.28)       (0.10)
                           ------------------------------------------------------------------------------
                                   6/30/01        30.22     0.16(2)       (7.21)      (7.05)            -
                           ------------------------------------------------------------------------------
                                   6/30/00        18.70     0.03(2)        12.09       12.12       (0.06)
                           ------------------------------------------------------------------------------
                                   6/30/99        16.26     0.11(2)         2.62        2.73       (0.05)
                           ------------------------------------------------------------------------------
                                   6/30/98        14.48     0.09(2)         3.04        3.13       (0.22)
                           ------------------------------------------------------------------------------

ARTISAN INTERNATIONAL SMALL CAP FUND
                           ------------------------------------------------------------------------------
Investor                       12/31/02(1)       $10.50  $(0.04)(2)      $(0.52)     $(0.56)           $-
Shares                     ------------------------------------------------------------------------------
                                6/30/02(5)        10.00     0.00(2)      0.50(6)        0.50            -
                           ------------------------------------------------------------------------------

ARTISAN INTERNATIONAL VALUE FUND
                           ------------------------------------------------------------------------------
Investor                       12/31/02(7)       $10.00  $(0.05)(2)        $0.65       $0.60           $-
Shares                     ------------------------------------------------------------------------------


(1)  Unaudited.
(2)  Computed based on average shares outstanding.
(3)  Not annualized.
(4)  Annualized.
(5) For the period from commencement of operations (December 21, 2001) through June 30, 2002.
(6) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(7) Unaudited. For the period from commencement of operations (September 23, 2002) through December 31, 2002.
(8) Annualized. The ratios of expenses to average net assets and net investment loss to average net assets exclude expenses paid by the Adviser but reflect fees waived by the Fund's Board of Directors. Absent expenses paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 13.04% and (12.63%) on an annualized basis for the period ended December 31, 2002.

    The accompanying notes are an integral part of the financial statements.

    66
----------
SIXTY-SIX


                                                                                                             RATIO OF
                               DISTRIBUTIONS              NET ASSET               NET ASSETS    RATIO OF    INVESTMENT
                                 FROM NET                   VALUE                   END OF      EXPENSES   INCOME (LOSS) PORTFOLIO
                                 REALIZED      TOTAL         END         TOTAL      PERIOD     TO AVERAGE   TO AVERAGE    TURNOVER
                                   GAIN    DISTRIBUTIONS  OF PERIOD     RETURN    (MILLIONS)   NET ASSETS   NET ASSETS      RATE
                               =====================================================================================================
ARTISAN INTERNATIONAL FUND
                               ---------------------------------------------------------------------------------------------------
Investor                                $-      $(0.10)      $14.79   (18.0%)(3)    $4,822.6     1.21%(4)    0.23%(4)     19.26(3)
Shares                         ---------------------------------------------------------------------------------------------------
                                         -       (0.07)       18.15        (6.7)     5,289.6         1.21        0.82        50.67
                               ---------------------------------------------------------------------------------------------------
                                    (3.55)       (3.55)       19.53       (24.7)     3,907.1         1.22        0.45       72.01\
                               ---------------------------------------------------------------------------------------------------
                                    (0.54)       (0.56)       30.16         65.6     3,734.8         1.27      (0.10)        99.02
                               ---------------------------------------------------------------------------------------------------
                                    (0.24)       (0.28)       18.67         17.4       943.9         1.38        0.59        79.41
                               ---------------------------------------------------------------------------------------------------
                                    (1.13)       (1.33)       16.25         24.1       414.5         1.45        0.37       109.42
                               ---------------------------------------------------------------------------------------------------

                               ---------------------------------------------------------------------------------------------------
Institutional                           $-      $(0.13)      $14.85   (17.8%)(3)    $2,418.7     1.00%(4)    0.41%(4)    19.26%(3)
Shares                         ---------------------------------------------------------------------------------------------------
                                         -       (0.10)       18.24        (6.5)     2,062.0         1.01        1.01        50.67
                               ---------------------------------------------------------------------------------------------------
                                    (3.55)       (3.55)       19.62       (24.5)     1,486.6         1.03        0.70        72.01
                               ---------------------------------------------------------------------------------------------------
                                    (0.54)       (0.60)       30.22         66.0     1,136.2         1.08        0.09        99.02
                               ---------------------------------------------------------------------------------------------------
                                    (0.24)       (0.29)       18.70         17.6       179.6         1.17        0.68        79.41
                               ---------------------------------------------------------------------------------------------------
                                    (1.13)       (1.35)       16.26         24.4        82.6         1.25        0.68       109.42
                               ---------------------------------------------------------------------------------------------------

ARTISAN INTERNATIONAL SMALL CAP FUND
                               ---------------------------------------------------------------------------------------------------
Investor                           $(0.02)      $(0.02)       $9.92    (5.3%)(3)      $108.8     1.91%(4)  (0.87%)(4)    37.84%(3)
Shares                         ---------------------------------------------------------------------------------------------------
                                         -            -       10.50      5.0%(3)        74.5      2.39(4)  (0.02%)(4)    25.14%(3)
                               ---------------------------------------------------------------------------------------------------

ARTISAN INTERNATIONAL VALUE FUND
                               ---------------------------------------------------------------------------------------------------
Investor                                $-           $-      $10.60      6.0%(3)        $3.3     2.40%(8)  (1.99%)(8)     7.11%(3)
Shares                         ---------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                                        67
                                                                    -----------
                                                                    SIXTY-SEVEN

ARTISAN FUNDS, INC.
Financial Highlights (Continued) - For a share outstanding throughout each period



                                                                          NET
                                                                     REALIZED AND
                                              NET ASSET      NET      UNREALIZED  TOTAL INCOME    DIVIDENDS
                                 YEAR OR        VALUE     INVESTMENT     GAIN      (LOSS) FROM    FROM NET
                                 PERIOD       BEGINNING     INCOME     (LOSS) ON   INVESTMENT    INVESTMENT
                                  ENDED       OF PERIOD     (LOSS)    INVESTMENTS  OPERATIONS      INCOME
                           ===================================================================================
ARTISAN MID CAP FUND
                           ------------------------------------------------------------------------------
Investor                       12/31/02(1)       $22.13  $(0.05)(2)      $(2.52)     $(2.57)           $-
Shares                     ------------------------------------------------------------------------------
                                   6/30/02        26.43   (0.19)(2)       (4.11)      (4.30)            -
                           ------------------------------------------------------------------------------
                                   6/30/01        27.57   (0.13)(2)      0.02(5)      (0.11)            -
                           ------------------------------------------------------------------------------
                                   6/30/00        16.67   (0.18)(2)        11.91       11.73            -
                           ------------------------------------------------------------------------------
                                   6/30/99        13.69   (0.16)(2)         4.41        4.25            -
                           ------------------------------------------------------------------------------
                                   6/30/98        10.00      (0.08)         4.56        4.48            -
                           ------------------------------------------------------------------------------

                           ------------------------------------------------------------------------------
Institutional                  12/31/02(1)       $22.24  $(0.02)(2)      $(2.55)     $(2.57)           $-
Shares                     ------------------------------------------------------------------------------
                                   6/30/02        26.48   (0.13)(2)       (4.11)      (4.24)            -
                           ------------------------------------------------------------------------------
                                   6/30/01        27.57   (0.08)(2)      0.02(5)      (0.06)            -
                           ------------------------------------------------------------------------------

ARTISAN MID CAP VALUE FUND
                           ------------------------------------------------------------------------------
Investor                       12/31/02(1)       $10.82  $(0.02)(2)      $(0.61)     $(0.63)           $-
Shares                     ------------------------------------------------------------------------------
                                   6/30/02        11.18   (0.09)(2)       (0.19)      (0.28)            -
                           ------------------------------------------------------------------------------
                                6/30/01(8)        10.00   (0.01)(2)         1.19        1.18            -
                           ------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND
                           ------------------------------------------------------------------------------
Investor                       12/31/02(1)       $11.99  $(0.05)(2)      $(2.00)     $(2.05)           $-
Shares                     ------------------------------------------------------------------------------
                                   6/30/02        13.99   (0.13)(2)       (1.81)      (1.94)            -
                           ------------------------------------------------------------------------------
                                   6/30/01        14.69   (0.09)(2)      0.05(5)      (0.04)            -
                           ------------------------------------------------------------------------------
                                   6/30/00        11.09   (0.10)(2)         3.70        3.60            -
                           ------------------------------------------------------------------------------
                                   6/30/99        14.66      (0.08)       (2.53)      (2.61)            -
                           ------------------------------------------------------------------------------
                                   6/30/98        15.11      (0.10)         2.23        2.13            -
                           ------------------------------------------------------------------------------

ARTISAN SMALL CAP VALUE FUND
                           ------------------------------------------------------------------------------
Investor                       12/31/02(1)       $13.48  $(0.01)(2)      $(1.37)     $(1.38)           $-
Shares                     ------------------------------------------------------------------------------
                                   6/30/02        13.05   (0.01)(2)         1.16        1.15       (0.01)
                           ------------------------------------------------------------------------------
                                   6/30/01        10.63     0.05(2)         2.91        2.96       (0.05)
                           ------------------------------------------------------------------------------
                                   6/30/00        10.59     0.06(2)         0.36        0.42       (0.03)
                           ------------------------------------------------------------------------------
                                   6/30/99        11.37      (0.03)    (0.21)(5)      (0.24)            -
                           ------------------------------------------------------------------------------
                                6/30/98(9)        10.00      (0.03)         1.40        1.37            -
                           ------------------------------------------------------------------------------



(1)  Unaudited.
(2)  Computed based on average shares outstanding.
(3)  Not annualized.
(4)  Annualized.
(5) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(6) The ratios of expenses to average net assets and net investment loss to average net assets exclude expenses paid by the Adviser. Absent expenses paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.12% and (1.25%) for the year ended June 30, 1999 and 3.64% and (2.41%) for the year ended June 30, 1998, respectively.

The accompanying notes are an integral part of the financial statements.

     68
-----------
SIXTY-EIGHT


                                                                                                             RATIO OF
                               DISTRIBUTIONS              NET ASSET               NET ASSETS    RATIO OF    INVESTMENT
                                 FROM NET                   VALUE                   END OF      EXPENSES   INCOME (LOSS) PORTFOLIO
                                 REALIZED      TOTAL         END         TOTAL      PERIOD     TO AVERAGE   TO AVERAGE    TURNOVER
                                   GAIN    DISTRIBUTIONS  OF PERIOD     RETURN    (MILLIONS)   NET ASSETS   NET ASSETS      RATE
                               =====================================================================================================
ARTISAN MID CAP FUND
                               ---------------------------------------------------------------------------------------------------
Investor                                $-           $-      $19.56   (11.6%)(3)    $1,773.3     1.23%(4)  (0.48%)(4)    60.65%(3)
Shares                         ---------------------------------------------------------------------------------------------------
                                         -            -       22.13       (16.3)     1,855.5         1.22      (0.77)       121.14
                               ---------------------------------------------------------------------------------------------------
                                    (1.03)       (1.03)       26.43        (0.6)     1,333.6         1.31      (0.52)       153.95
                               ---------------------------------------------------------------------------------------------------
                                    (0.83)       (0.83)       27.57         72.9       225.0         1.40      (0.79)       245.69
                               ---------------------------------------------------------------------------------------------------
                                    (1.27)       (1.27)       16.67         35.8        43.3      2.00(6)   (1.13)(6)       202.84
                               ---------------------------------------------------------------------------------------------------
                                    (0.79)       (0.79)       13.69         46.1        12.8      2.00(6)   (0.77)(6)       235.65
                               ---------------------------------------------------------------------------------------------------

                               ---------------------------------------------------------------------------------------------------
Institutional                           $-           $-      $19.67   (11.6%)(3)      $608.4     1.00%(4)  (0.24%)(4)    60.65%(3)
Shares                         ---------------------------------------------------------------------------------------------------
                                         -            -       22.24       (16.0)       449.8         1.02      (0.56)       121.14
                               ---------------------------------------------------------------------------------------------------
                                    (1.03)       (1.03)       26.48        (0.4)       212.2         1.08      (0.29)       153.95
                               ---------------------------------------------------------------------------------------------------

ARTISAN MID CAP VALUE FUND
                               ---------------------------------------------------------------------------------------------------
Investor                                $-           $-      $10.19    (5.8%)(3)       $39.5     1.99%(4)  (0.38%)(4)    24.01%(3)
Shares                         ---------------------------------------------------------------------------------------------------
                                    (0.08)       (0.08)       10.82        (2.4)        22.0      1.95(7)   (0.82)(7)       167.70
                               ---------------------------------------------------------------------------------------------------
                                         -            -       11.18      11.8(3)        13.2   1.84(4)(7)(0.52)(4)(7)     40.72(3)
                               ---------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND
                               ---------------------------------------------------------------------------------------------------
Investor                           $(0.06)      $(0.06)       $9.88   (17.1%)(3)      $101.2     1.40%(4)  (1.01%)(4)    70.25%(3)
Shares                         ---------------------------------------------------------------------------------------------------
                                    (0.06)       (0.06)       11.99       (13.9)       131.9         1.31      (1.00)       139.72
                               ---------------------------------------------------------------------------------------------------
                                    (0.66)       (0.66)       13.99          0.1       145.4         1.34      (0.68)       147.13
                               ---------------------------------------------------------------------------------------------------
                                         -            -       14.69         32.5       185.4         1.35      (0.79)       193.76
                               ---------------------------------------------------------------------------------------------------
                                    (0.96)       (0.96)       11.09       (17.0)       174.6         1.37      (0.67)       155.38
                               ---------------------------------------------------------------------------------------------------
                                    (2.58)       (2.58)       14.66         14.7       304.1         1.33      (0.74)       134.67
                               ---------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP VALUE FUND
                               ---------------------------------------------------------------------------------------------------
Investor                           $(0.50)      $(0.50)      $11.60   (10.1%)(3)      $563.5     1.23%(4)  (0.11%)(4)    23.29%(3)
Shares                         ---------------------------------------------------------------------------------------------------
                                    (0.71)       (0.72)       13.48          9.7       623.5         1.20      (0.10)        33.59
                               ---------------------------------------------------------------------------------------------------
                                    (0.49)       (0.54)       13.05         28.8       460.3         1.20        0.45        40.77
                               ---------------------------------------------------------------------------------------------------
                                    (0.35)       (0.38)       10.63          4.2       261.7         1.35        0.60        38.19
                               ---------------------------------------------------------------------------------------------------
                                    (0.54)       (0.54)       10.59        (1.0)        77.8         1.66      (0.45)        49.29
                               ---------------------------------------------------------------------------------------------------
                                         -            -       11.37      13.7(3)        47.2      1.93(4)   (0.50)(4)     52.58(3)
                               ---------------------------------------------------------------------------------------------------


(7) The ratios of expenses to average net assets and net investment loss to average net assets exclude expenses paid by the Adviser but reflect fees waived by the Fund's Board of Directors. Absent expenses paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.53% and (1.40%) for the year ended June 30, 2002 and 5.17% and (3.84%) for the year ended June 30, 2001, respectively.
(8) For the period from commencement of operations (March 28, 2001) through June 30, 2001.
(9) For the period from commencement of operations (September 29, 1997) through June 30, 1998.

    The accompanying notes are an integral part of the financial statements.

                                                                          69
                                                                      ----------
                                                                      SIXTY-NINE

ARTISAN FUNDS, INC.
Notes to Financial Statements - December 31, 2002 (Unaudited)

(1)  ORGANIZATION:
     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of seven open-end, diversified mutual funds (each a "Fund" and collectively the "Funds"):


     FUND NAME                                                                INVESTMENT GOAL                   INCEPTION DATE
     --------------------------------------------------------------------------------------------------------------------------
     Artisan International Fund ("International Fund")                        Long-term capital growth       December 28, 1995
     --------------------------------------------------------------------------------------------------------------------------
     Artisan International Small Cap Fund ("International Small Cap Fund")    Long-term capital growth       December 21, 2001
     --------------------------------------------------------------------------------------------------------------------------
     Artisan International Value Fund ("International Value Fund")            Long-term capital growth      September 23, 2002
     --------------------------------------------------------------------------------------------------------------------------
     Artisan Mid Cap Fund ("Mid Cap Fund")                                    Long-term capital growth           June 27, 1997
     --------------------------------------------------------------------------------------------------------------------------
     Artisan Mid Cap Value Fund ("Mid Cap Value Fund")                        Long-term capital growth          March 28, 2001
     --------------------------------------------------------------------------------------------------------------------------
     Artisan Small Cap Fund ("Small Cap Fund")                                Long-term capital growth          March 28, 1995
     --------------------------------------------------------------------------------------------------------------------------
     Artisan Small Cap Value Fund ("Small Cap Value Fund")                    Long-term capital growth      September 29, 1997
     --------------------------------------------------------------------------------------------------------------------------


     Each Fund offers shares of capital stock of the class designated Investor Shares. The International Fund and Mid Cap Fund began offering a second class of capital shares, Institutional Shares, effective July 1, 1997 and July 1, 2000, respectively. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, are allocated directly to that class.

     Each class of the Funds has an indefinite number of shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Funds, which are in accordance with accounting principles generally accepted in the United States of America.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place, unless listed on the London Stock Exchange in which case they are valued at the mean of the close of day bid and ask prices. Securities for which prices are not readily available, or for which management believes that the latest sales or bid price does not reflect a fair value of the security, are valued by a valuation committee at a fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of the valuation date are valued at amortized cost, which approximates market.

    70
 --------
 SEVENTY

-----------------------------------------------NOTES TO FINANCIAL STATEMENTS----

          Many foreign markets in which International Fund, International Small Cap Fund and International Value Fund hold securities were closed on December 31, 2002 for the New Year holiday. Because no sale prices or bids in those closed markets were available on that day, the valuation committee determined a fair value for each affected security using procedures established by the Funds' Board of Directors. The securities valued at a fair value for the International Fund, International Small Cap Fund and International Value Fund aggregated $2,952,306,068, $37,764,292 and $1,553,450, representing 40.77%,
          34.71% and 47.71% of total net assets, respectively.

          Fair values for certain portfolio securities held by Mid Cap Fund, Small Cap Fund and Small Cap Value Fund were determined by the valuation committee due to the lack of available last sale price and bid price data for those securities on December 31, 2002. The securities valued at a fair value for the Mid Cap Fund, Small Cap Fund and Small Cap Value Fund aggregated $111,294, $2,421,738 and $381,571, representing less than 0.01%, 2.39% and 0.07% of total net assets, respectively.

     (b) Income taxes - No provision has been made for federal income taxes since each Fund intends to 1) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies and
          2) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities. The Funds may utilize earnings and profits distributed to shareholders on redemption of Fund shares as part of the dividends paid deduction.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

          The International Fund, International Small Cap Fund and International Value Fund each enter into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income or loss. The International Fund, International Small Cap Fund and International Value Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Repurchase agreements - The Funds may enter into repurchase agreements with institutions that Artisan Partners Limited Partnership (the "Adviser") has determined are creditworthy pursuant to criteria adopted by the Funds' Board of Directors. Repurchase agreements are recorded at cost and are collateralized in an amount greater than or equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Funds would suffer a loss.

                                                                        71
                                                                    -----------
                                                                    SEVENTY-ONE

----NOTES TO FINANCIAL STATEMENTS-----------------------------------------------

     (f) Securities lending - During the six months ended December 31, 2002 the International Fund entered into one securities lending transaction with a borrower approved by the Fund's Board of Directors. Income of $267,668 from securities lending is included in Other Income on the Statement of Operations. As of December 31, 2002 there were no securities on loan. The International Fund's risks in entering into securities lending arrangements are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, the Fund may experience delays in selling collateral or the collateral may not be sufficient to cover the value of securities lent.

     (g) Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (h) Other - Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Expenses attributable to Artisan Funds are generally allocated to each Fund based on net assets. Expenses attributable to a particular Fund are allocated directly to that Fund.

          The character of income and net realized gains and losses may differ for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts.

          The International Small Cap Fund and the International Value Fund generally impose a 2% redemption fee on shares held 90 days or less. These redemption fees are recorded as a reduction in the cost of shares redeemed.

(3)  TRANSACTIONS WITH AFFILIATES:
     The Adviser, with which certain officers and directors of Artisan Funds are affiliated, provides investment advisory and administrative services to the Funds. In exchange for these services, each Fund (with the exception of International Small Cap Fund) pays a monthly management fee to the Adviser as follows:

     Average Daily Net Assets                         Annual Rate
     ------------------------                         -----------
     Less than $500 million                              1.000%
     $500 million to $750 million                        0.975
     $750 million to $1 billion                          0.950
     Greater than $1 billion                             0.925

     The International Small Cap Fund pays a monthly management fee to the Adviser at an annual rate of 1.250% on average daily net assets.

     Shares of Artisan Funds are offered for sale by Artisan Distributors LLC ("Distributors"). Distributors is wholly owned by the Adviser. All distribution expenses relating to the Funds are paid by the Adviser.

     72
-----------
SEVENTY-TWO

     Each Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Adviser has voluntarily undertaken to reimburse International Value Fund for any ordinary operating expenses in excess of 2.50% of average daily net assets annually.

     Each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer of $49,000, plus a fee for each board or committee meeting attended (other than a committee meeting held on the same day as a board meeting) of $1,000 for an in-person meeting and $500 for a telephonic meeting as well as reimbursement of expenses related to his duties as a director of Artisan Funds. In addition, each chairman of a board committee who is a non-interested director receives a supplemental annual retainer of $3,000. These fees are generally allocated to each Fund in proportion to the Funds' net assets. Directors' fees for the International Value Fund have been waived through June 30, 2003.

(4)  ORGANIZATIONAL COSTS:
     Organizational costs incurred prior to July 1, 1998 are amortized over sixty months. These expenses were paid by the Adviser and have been reimbursed by the Funds over the same time period.

(5)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of 10% of its net assets or $100 million, provided that the aggregate borrowings by all Funds may not exceed $100 million. Artisan Funds pays a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were minimal borrowings under the line of credit during the six months ended December 31, 2002. At December 31, 2002 there were no borrowings outstanding under the line of credit.

(6)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the six months ended December 31, 2002 were as follows:

     FUND                        SECURITY PURCHASES     SECURITY SALES
     ===========================================================================
     INTERNATIONAL                  $2,603,168,761      $1,295,905,019
     ---------------------------------------------------------------------------
     INTERNATIONAL SMALL CAP            77,808,112          29,654,866
     ---------------------------------------------------------------------------
     INTERNATIONAL VALUE(1)              3,072,169             156,848
     ---------------------------------------------------------------------------
     MID CAP                         1,601,511,736       1,249,008,275
     ---------------------------------------------------------------------------
     MID CAP VALUE                      19,961,102           6,307,099
     ---------------------------------------------------------------------------
     SMALL CAP                          72,270,127          79,369,128
     ---------------------------------------------------------------------------
     SMALL CAP VALUE                   147,908,381         124,445,215
     ---------------------------------------------------------------------------

(1) For the period inception (9/23/02) through 12/31/02.

                                                                       73
                                                                  -------------
                                                                  SEVENTY-THREE

----NOTES TO FINANCIAL STATEMENTS-----------------------------------------------

(7)  TRANSACTIONS IN SECURITIES OF AFFILIATES:
     If one or more of the Funds owns, in the aggregate, 5% or more of the outstanding voting securities of a portfolio company, that company is deemed to be an affiliate of the Funds under the Investment Company Act of 1940. During the six months ended December 31, 2002, the Funds purchased and sold securities of affiliates in open market transactions and received dividends from affiliates as summarized below:


                                                                                                             DECEMBER 31, 2002
                                               SHARE                                                        ====================
                                              BALANCE     PURCHASE     SALES     REALIZED        DIVIDEND     SHARE
FUND               SECURITY                   6/30/02       COST        COST    GAIN/(LOSS)       INCOME     BALANCE     VALUE
====================================================================================================================================
INTERNATIONAL  CanWest Global                 2,611,998  $2,984,519      $-         $-              $-      3,481,998  $14,217,185
               Communications Corp.(1)
------------------------------------------------------------------------------------------------------------------------------------
               Clariant AG                    4,694,084  61,161,666    7,260,439 (2,080,416)         -      7,780,992  124,329,349
------------------------------------------------------------------------------------------------------------------------------------
               Corus Entertainment, Inc.      1,894,350   7,645,176       -          -               -      2,526,050   30,302,366
               Class B(1)
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL  Banco                             49,400   1,789,439       -          -               -        583,900    2,656,745
SMALL CAP      Latinoamericano de
               Exportaciones, S.A., E Shares(1)
------------------------------------------------------------------------------------------------------------------------------------
               CanWest Global                    91,600     690,417       -          -               -        274,000    1,118,757
               Communications Corp.(1)
------------------------------------------------------------------------------------------------------------------------------------
               Clariant AG                            -   1,309,152       -          -               -         73,700    1,177,623
------------------------------------------------------------------------------------------------------------------------------------
               Corus Entertainment, Inc.         28,300     686,081       -          -               -         79,700      956,077
               Class B(1)
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP      National Dentex                  166,700     440,728       -          -               -        189,900    3,710,646
VALUE          Corporation(1)
------------------------------------------------------------------------------------------------------------------------------------

(1) Non-income producing security.


(8)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:


                                                                               NET UNREALIZED
                                                  GROSS           GROSS         APPRECIATION/     UNDISTRIBUTED      UNDISTRIBUTED
                                COST OF         UNREALIZED      UNREALIZED     (DEPRECIATION)    ORDINARY INCOME     LONG-TERM GAIN
     FUND                     INVESTMENTS      APPRECIATION    DEPRECIATION    ON INVESTMENTS        6/30/02            6/30/02
     ===============================================================================================================================
     INTERNATIONAL          $8,670,495,503      $160,338,985 $(1,550,879,865)  $(1,390,540,880)     $50,219,816                 $-
     -------------------------------------------------------------------------------------------------------------------------------
     INTERNATIONAL SMALL CAP   116,305,902         5,925,956      (6,515,046)         (589,090)         235,912                  -
     -------------------------------------------------------------------------------------------------------------------------------
     INTERNATIONAL VALUE         3,145,131           288,224        (106,262)           181,962
     -------------------------------------------------------------------------------------------------------------------------------
     MID CAP                 2,420,379,941       118,875,172    (180,679,796)      (61,804,624)               -                  -
     -------------------------------------------------------------------------------------------------------------------------------
     MID CAP VALUE              35,796,550         2,310,108      (1,253,540)         1,056,568               -                  -
     -------------------------------------------------------------------------------------------------------------------------------
     SMALL CAP                 108,619,997         7,693,728     (14,841,898)       (7,148,170)               -            628,280
     -------------------------------------------------------------------------------------------------------------------------------
     SMALL CAP VALUE           537,614,160        70,834,580     (40,390,326)        30,444,254       6,317,887         16,277,528
     -------------------------------------------------------------------------------------------------------------------------------



     74
------------
SEVENTY-FOUR

-----------------------------------------------NOTES TO FINANCIAL STATEMENTS----

     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax basis of dividends and long-term capital gain distributions paid during the six months ended December 31, 2002 and the fiscal year ended June 30, 2002 (including earnings and profits distributed to shareholders on redemptions of fund shares), capital loss carryovers as of June 30, 2002, and tax-basis post-October loss deferrals as of June 30, 2002 (recognized for tax purposes on July 1, 2002) are as follows:


                               SIX MONTHS ENDED 12/31/02   FISCAL YEAR ENDED 6/30/02
                              ==========================  ==========================
                                ORDINARY      LONG-TERM     ORDINARY     LONG-TERM     NET CAPITAL    CAPITAL LOSS
                                 INCOME     CAPITAL GAIN     INCOME     CAPITAL GAIN       LOSS         CARRYOVER    POST-OCTOBER
     FUND                       DIVIDENDS   DISTRIBUTIONS  DIVIDENDS   DISTRIBUTIONS  CARRYOVERS(1)    EXPIRATION       LOSSES
     ===============================================================================================================================
     INTERNATIONAL             $50,243,213            $-   $21,792,872           $-   $116,228,014        2009      $208,165,614
                                                                                       694,241,382        2010
     -------------------------------------------------------------------------------------------------------------------------------
     INTERNATIONAL SMALL CAP(2)    236,073             -             -            -              -                        32,732
     -------------------------------------------------------------------------------------------------------------------------------
     INTERNATIONAL VALUE(3)              -             -
     -------------------------------------------------------------------------------------------------------------------------------
     MID CAP                             -             -             -            -    178,010,588        2010       102,914,096
     -------------------------------------------------------------------------------------------------------------------------------
     MID CAP VALUE                       -             -       116,728            -        358,393        2010            23,485
     -------------------------------------------------------------------------------------------------------------------------------
     SMALL CAP                           -       629,095             -      585,226              -                             -
     -------------------------------------------------------------------------------------------------------------------------------
     SMALL CAP VALUE             6,321,911    16,278,465    17,112,270   10,590,736              -                             -
     -------------------------------------------------------------------------------------------------------------------------------


(1) Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.
(2)  Commencement of operations - December 21, 2001.
(3)  Commencement of operations - September 23, 2002.

                                                                        75
                                                                   ------------
                                                                   SEVENTY-FIVE

----NOTES TO FINANCIAL STATEMENTS-----------------------------------------------

(9)  FUND SHARE ACTIVITIES:
     Capital share transactions for the Funds were as follows:


                                                                        INTERNATIONAL
                                              INTERNATIONAL FUND          SMALL CAP
                                         =============================   ============

                                           Investor      Institutional     Investor
Six months ended December 31, 2002          Shares          Shares          Shares
======================================== =============================================
Proceeds from shares issued............. $3,489,239,989   $817,659,000    $48,878,906
Net asset value of shares issued in
  reinvestment of distributions  .......     29,415,855     16,663,235        233,838
Cost of shares redeemed.................(2,999,885,097)   (74,439,920)(11,487,302)(1)
                                        ---------------------------------------------
Net increase (decrease) from fund
     share activities...................   $518,770,747   $759,882,315    $37,625,442
                                        =============================================


Shares sold.............................    227,144,260     53,651,936      5,045,717
Shares issued in reinvestment
     of distributions...................      1,986,192      1,121,348         24,615
Shares redeemed.........................  (194,433,257)    (4,935,422)    (1,199,792)
                                        ---------------------------------------------
Net increase (decrease)
     in capital shares..................     34,697,195     49,837,862      3,870,540
                                        =============================================



                                                             INTERNATIONAL FUND
                                                      =================================
                                                          Investor      Institutional
Year ended June 30, 2002                                   Shares          Shares
====================================================  =================================
Proceeds from shares issued........................     $5,291,916,630   $804,083,587
Net asset value of shares issued in
  reinvestment of distributions  ..................         12,195,555      7,337,783
Cost of shares redeemed............................    (3,654,275,679)  (127,632,217)
                                                      -------------------------------
Net increase (decrease) from fund
     share activities..............................     $1,649,836,506   $683,789,153
                                                      ===============================


Shares sold........................................        291,977,419     44,007,369
Shares issued in reinvestment
     of distributions..............................            684,758        410,620
Shares redeemed....................................      (201,323,845)    (7,126,579)
                                                      -------------------------------
Net increase (decrease) in capital shares..........         91,338,332     37,291,410
                                                      ===============================


(1)  Net of redemption fees of $45,745.
(2) For the period from commencement of operations (September 23, 2002) to December 31, 2002.
(3) For the period from commencement of operations (December 21, 2001) to June 30, 2002.
(4)  Net of redemption fees of $4,157.

     76
-----------
SEVENTY-SIX

-----------------------------------------------NOTES TO FINANCIAL STATEMENTS----


                                            INTERNATIONAL                                 MID CAP        SMALL CAP     SMALL CAP
                                               VALUE(2)          MID CAP FUND           VALUE FUND          FUND      VALUE FUND
========================================     ============ ==========================   ============     ============ ============
                                               Investor   Investor     Institutional     Investor         Investor     Investor
Six months ended December 31, 2002              Shares     Shares          Shares         Shares           Shares       Shares
========================================     =====================================================================================
Proceeds from shares issued.............     $3,096,653   $573,685,707   $221,292,830    $23,154,653    $36,846,905   $105,975,724
Net asset value of shares issued in
  reinvestment of distributions  .......              -              -              -              -        615,881     21,633,704
Cost of shares redeemed.................       (10,060)  (438,565,215)   (10,683,164)    (4,585,101)   (45,257,670)   (98,814,203)
                                             -------------------------------------------------------------------------------------
Net increase (decrease) from fund
     share activities...................     $3,086,593   $135,120,492   $210,609,666    $18,569,552   $(7,794,884)    $28,795,225
                                             =====================================================================================


Shares sold.............................        308,266     29,457,500     11,239,794      2,319,938      3,718,494      8,899,762
Shares issued in reinvestment
     of distributions...................              -              -              -              -         62,909      1,941,984
Shares redeemed.........................          (986)   (22,618,269)      (543,579)      (478,042)    (4,539,462)    (8,520,152)
                                             -------------------------------------------------------------------------------------
Net increase (decrease) in capital shares       307,280      6,839,231     10,696,215      1,841,896      (758,059)      2,321,594
                                             =====================================================================================



                                            INTERNATIONAL                                 MID CAP        SMALL CAP     SMALL CAP
                                             SMALL CAP(3)        MID CAP FUND           VALUE FUND          FUND      VALUE FUND
========================================     ============ ==========================   ============     ============ ============
                                               Investor   Investor     Institutional     Investor         Investor     Investor
Year ended June 30, 2002                        Shares     Shares          Shares         Shares           Shares       Shares
========================================     =====================================================================================
Proceeds from shares issued.............    $76,912,849 $1,658,139,576   $320,452,227    $14,758,493    $55,591,745   $260,487,987
Net asset value of shares issued in
  reinvestment of distributions  .......              -              -              -        117,076        575,069     26,165,517
Cost of shares redeemed................. (1,795,558)(4)  (838,081,569)   (22,593,597)    (5,508,251)   (46,982,611)  (147,452,616)
                                             -------------------------------------------------------------------------------------
Net increase (decrease) from fund
     share activities...................    $75,117,291   $820,058,007   $297,858,630     $9,367,318     $9,184,203   $139,200,888
                                             =====================================================================================


Shares sold.............................      7,265,365     68,336,403     13,136,926      1,365,659      4,208,106     20,102,864
Shares issued in reinvestment
     of distributions...................              -              -              -         12,117         46,227      2,226,852
Shares redeemed.........................      (169,677)   (34,975,059)      (921,123)      (528,280)    (3,639,075)   (11,349,245)
                                             -------------------------------------------------------------------------------------
Net increase (decrease) in capital shares     7,095,688     33,361,344     12,215,803        849,496        615,258     10,980,471
                                             =====================================================================================



                                                                        77
                                                                  -------------
                                                                  SEVENTY-SEVEN

----NOTES ON PORTFOLIO STATISTICS-----------------------------------------------

The letters to shareholders included in this Semi-Annual Report include statistical information about the portfolios of each of the Artisan Funds. That information is as of December 31, 2002; it varies with changes in a Fund's portfolio investments.

                      DEFINITIONS OF PORTFOLIO STATISTICS
MEDIAN MARKET CAP provides a measure of the market capitalization value of the companies in a portfolio. Market capitalization is the aggregate value of all a company's outstanding equity securities. Equal numbers of companies in the portfolio have market capitalizations higher and lower than the median. MEDIAN PRICE/BOOK VALUE measures the median ratio of portfolio stock prices to each stock's book value of equity per share. WEIGHTED AVERAGE MARKET CAP is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company's position within the portfolio. Market capitalization is the aggregate value of all of a company's outstanding equity securities. WEIGHTED AVERAGE GROWTH RATE is the average of the 3-5 year forecasted growth rates of each company in the portfolio, weighted by the size of the company's position within the portfolio. WEIGHTED HARMONIC AVERAGE P/E is the harmonic average, which measures the price/earnings ratio of the Fund, excluding negative earners, weighted by the size of the company's position within the portfolio. The earnings figures used are estimates for the current calendar year.

                            DESCRIPTIONS OF INDICES
Each Fund's performance is compared in this report to changes in at least two indices - a broad-based index of changes in prices of securities in the market in which the Fund invests and a peer group index of other mutual funds that are categorized by Lipper, Inc., an independent monitor of mutual fund performance, in the same general category as the Fund. All of the indices are unmanaged and their returns include reinvested dividends. Unlike the Funds' returns, the returns of each index, except each Lipper index, do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in that index.

The indices to which the Funds are compared are

ARTISAN INTERNATIONAL, ARTISAN INTERNATIONAL SMALL CAP AND ARTISAN INTERNATIONAL VALUE FUNDS - MORGAN STANLEY CAPITAL INTERNATIONAL EAFE/R INDEX (EAFE) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada. EAFE's average annual return since inception of the Fund is based upon a starting date of December 31, 1995.

ARTISAN INTERNATIONAL SMALL CAP FUND - MORGAN STANLEY CAPITAL INTERNATIONAL EAFE/R SMALL CAP INDEX is a market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

ARTISAN INTERNATIONAL VALUE FUND - MORGAN STANLEY CAPITAL INTERNATIONAL EAFE/R VALUE INDEX is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, with lower price-to-book ratios.

ARTISAN MID CAP FUND - RUSSELL MIDCAP/R INDEX is a market-weighted index of about 800 medium-sized U.S. companies. The RUSSELL MIDCAP/R GROWTH INDEX is a market-weighted index of those medium-sized companies included in the Russell Midcap/R Index with higher price-to-book and higher forecasted growth values.

ARTISAN MID CAP VALUE FUND - RUSSELL MIDCAP/R INDEX is a market-weighted index of about 800 medium-sized U.S. companies. The RUSSELL MIDCAP/R VALUE INDEX is a market-weighted index of those medium-sized companies included in the Russell Midcap/R Index with lower price-to-book ratios and lower forecasted growth values.

ARTISAN SMALL CAP FUND - RUSSELL 2000/R INDEX is a market-weighted index of about 2,000 small U.S. companies. RUSSELL 2000/R GROWTH INDEX is a market-weighted index of those small companies included in the Russell 2000/R Index with higher price-to-book ratios and higher forecasted growth values.

ARTISAN SMALL CAP VALUE FUND - RUSSELL 2000/R INDEX is a market-weighted index of about 2,000 small U.S. companies. The RUSSELL 2000/R VALUE INDEX is a market-weighted index of those small companies included in the Russell 2000/R Index with lower price-to-book ratios and lower forecasted growth values.

Each LIPPER INDEX, except the Lipper International Small-Cap Funds Index, reflects the net asset weighted returns of the 30 largest mutual funds tracked by Lipper in the category reflected in the name of the index. The Lipper International Small-Cap Funds Index reflects the net asset value weighted return of the ten largest international small-cap funds tracked by Lipper. Artisan International Fund, Artisan Mid Cap Fund and Artisan Small Cap Value Fund are included in their respective Lipper indices.

                             MORNINGSTAR/R RATINGS
Morningstar data C/2003, Morningstar, Inc. All Rights Reserved. Morningstar data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating/TM which is based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Ratings are for the Fund's Investor Shares; other classes may vary.

                                   TRADEMARKS
Trademarks and copyrights relating to the indexes mentioned in this report are owned by: Russell indices: The Frank Russell Company; MSCI indices: Morgan Stanley & Co.; and Lipper indices: Reuters Funds Information Limited (a United Kingdom corporation). Morningstar/R and Morningstar Overall Rating/TM are owned by Morningstar Inc. Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of Artisan Partners Limited Partnership and may not be copied, reproduced, published or in any way used without written permission.

      78
 -------------
 SEVENTY-EIGHT

PRIVACY STATEMENT

      ARTISAN FUNDS, INC. o  ARTISAN DISTRIBUTORS LLC  o  ARTISAN PARTNERS
                              LIMITED PARTNERSHIP

Maintaining the confidentiality of your personal financial information is very important to you and to us at Artisan. We do not sell your personal information to anyone and we do not disclose it to anyone except as permitted or required by law or as described in this statement.

INFORMATION WE COLLECT. To provide you with individualized service, we collect several types of nonpublic personal information about you, including:

     o information from your purchase application or subscription, and other forms you fill out and send to us in connection with your accounts (such as your name, birthdate, address and social security number);

     o information used to verify your identity;

     o information about the transactions in your accounts (such as purchases, sales, account balances and average cost);

     o information about any bank account you use for transfers between your bank account and your Artisan accounts; and

     o information we receive about you or your accounts as a result of your inquiries by mail, email or telephone.

INFORMATION WE SHARE AND YOUR OPPORTUNITY TO "OPT-OUT." As you may be aware, for quarterly and year-end statements, information on your Artisan Funds account registered under the same Social Security Number or taxpayer ID number and identical Zip Code is combined on one statement. We, therefore, share your personal information with those individuals with whom you share a consolidated account statement.

IF YOU PREFER THAT WE DO NOT DISCLOSE YOUR PERSONAL INFORMATION BY MEANS OF A CONSOLIDATED ACCOUNT STATEMENT AND INSTEAD RECEIVE AN INDIVIDUAL ACCOUNT STATEMENT FOR EACH ACCOUNT, YOU MAY OPT-OUT, THAT IS, YOU MAY DIRECT US NOT TO CONSOLIDATE YOUR ACCOUNT INFORMATION. IF YOU WISH TO OPT-OUT, PLEASE CONTACT AN ARTISAN FUNDS CUSTOMER SERVICE REPRESENTATIVE TOLL-FREE AT 800.344.1770.

If you are a joint account owner, we will accept directions from any one of you and will apply it to the entire account.

OTHER INFORMATION WE SHARE. So that we can complete transactions you authorize or request and so that we can provide you information about Artisan products and services, we may disclose the information we collect about you to companies that provide services to us, such as transfer agents, or printers and mailers that prepare and distribute materials to you. Those companies use that information only to perform the services for which we hired them, and are not permitted to use or disclose that information for any other purpose. All of the information we collect may be shared among the Artisan companies, all of which are engaged in the financial services business. Finally, we may disclose information about you at your request (for example, by sending duplicate account statements to someone you designate), or otherwise as permitted or required by law.

INFORMATION SECURITY. Within Artisan, access to information about you is restricted to those employees who need to know the information to service your account. Artisan employees are trained to follow our procedures to protect your privacy and are instructed to access information about you only when they have a business reason to obtain it. Artisan uses physical, electronic and procedural safeguards to keep your information secure.

WHAT YOU CAN DO? To protect your nonpublic personal information, we recommend that you do not provide your account information or Artisan Funds' user name or password to anyone. If you become aware of any suspicious activity relating to your account, please contact us immediately at 800.344.1770.

                                                                        79
                                                                   ------------
                                                                   SEVENTY-NINE

       (LOGO)      |          ARTISAN FUNDS
      ARTISAN      |          P.O. BOX 8412
                              BOSTON, MA 02266-8412

                              800.344.1770
                              WWW.ARTISANFUNDS.COM

                                                                 2/24/03 - A3009

                             ----------------------
                                     (LOGO)
                                     ARTISAN
                             ----------------------
                                   SEMI-ANNUAL
                                     REPORT
                                DECEMBER 31, 2002
                             ----------------------

                                     ARTISAN
                               INTERNATIONAL FUND

                              Institutional Shares

                             ----------------------

---------------------------------------------------------------TABLE OF CONTENTS

TABLE OF CONTENTS


-------------------------------------------
 1 LETTER TO SHAREHOLDERS
-------------------------------------------
-------------------------------------------
 5 SCHEDULE OF INVESTMENTS
-------------------------------------------
-------------------------------------------
 9 STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------
-------------------------------------------
10 STATEMENT OF OPERATIONS
-------------------------------------------
-------------------------------------------
11 STATEMENTS OF CHANGES
   IN NET ASSETS
-------------------------------------------
-------------------------------------------
12 FINANCIAL HIGHLIGHTS
-------------------------------------------
-------------------------------------------
13 NOTES TO
   FINANCIAL STATEMENTS
-------------------------------------------
-------------------------------------------
18 NOTES ON
   PORTFOLIO STATISTICS
-------------------------------------------
-------------------------------------------
19 PRIVACY STATEMENT
-------------------------------------------
-------------------------------------------

--------------------------------------------------------------------------------
ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412


This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan International Fund, Institutional Shares. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more complete information on the Fund, including fees and expenses, please call 800.399.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio manager, as of December 31, 2002. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes.

Artisan Funds offered through Artisan Distributors LLC, member NASD.

ARTISAN
INTERNATIONAL FUND
INSTITUTIONAL SHARES

-------------------------------------------------------------INVESTMENT APPROACH

The Fund seeks to provide investors with diversified exposure to the international equity markets, across capitalizations and regions, with a focus on well-managed growth companies. Because foreign markets may provide investors with growth opportunities that are distinct from those in the U.S., we try to identify attractive growth themes. Once identified, we combine intensive fundamental analysis with extensive international travel to find companies that appear well-positioned to capitalize on those themes. Important company criteria include sustainable growth prospects, reasonable valuations, and dominant or increasing market shares or direct exposure to an identified theme. We pick our stocks one at a time. As a result, we make no effort to mimic the composition of any index.


---------------------------------------------------------------------PERFORMANCE

The six months ended December 31, 2002 were a volatile time for international markets, most of which ended the period with negative returns. Artisan International Fund declined 17.84%. The benchmark MSCI EAFE(R) Index lost 14.55%, and the peer group, as measured by the Lipper International Funds Index, fell 14.27%.


          GROWTH OF AN ASSUMED $10,000 INVESTMENT (7/1/97 to 12/31/02)


               ARTISAN                 Lipper
           INTERNATIONAL    EAFE    International
                FUND        Index    Funds Index

    7/1/97     10,000       10,000     10,000
               10,166        9,930     10,192
     12/97      9,525        9,152      9,412
               11,453       10,498     10,808
               12,440       10,610     10,900
               10,094        9,102      9,180
     12/98     12,621       10,982     10,604
               14,045       11,135     10,740
               14,632       11,418     11,336
               15,375       11,919     11,718
     12/99     22,927       13,943     14,616
               26,985       13,929     14,706
               24,285       13,377     14,015
               21,601       12,298     12,986
     12/00     20,544       11,968     12,464
               17,917       10,324     10,838
               18,329       10,188     10,902
               15,768        8,789      9,272
     12/01     17,322        9,402     10,055
               17,472        9,449     10,302
               17,134        9,249     10,107
               13,478        7,424      8,125
     12/02     14,077        7,903      8,665



                 AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/02)
-------------------------------------------------------------------------
                                                           SINCE
  FUND / INDEX                        1-YEAR    5-YEAR   INCEPTION
-------------------------------------------------------------------------
  Artisan International Fund          -18.73%    8.13%      6.41%
-------------------------------------------------------------------------
  EAFE(R)Index                        -15.94    -2.89      -4.19
-------------------------------------------------------------------------
  Lipper International Funds Index    -13.83    -1.64      -2.57
-------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION, CALL
800.399.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, DIFFERENT ACCOUNTING METHODS AND ECONOMIC AND POLITICAL SYSTEMS, AND HIGHER TRANSACTION COSTS. THESE RISKS TYPICALLY ARE GREATER IN EMERGING MARKETS. THE FUND INVESTS IN GROWTH STOCKS, WHICH MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 18 for a description of each index.

------------------------------------------------------------------6-MONTH REVIEW

In the third quarter of 2002, international equity markets experienced arguably one of the worst quarters in the post-war period. After weakening in July, the markets stabilized somewhat in August only to decline in September.

Entering the quarter, corporate governance issues and concerns about earnings quality had shaken the markets. Investors became more skeptical when signs pointed toward an economic slowdown, not an anticipated recovery, and a number of geopolitical developments created uncertainty, including the possibility of a military conflict in Iraq.

International markets, in general, rebounded in the fourth quarter. They rallied in October, appeared to consolidate their gains in November and retreated in December. The quarter featured some major rotations as many previously underperforming sectors, including technology, media and telecommunications, rallied in October and November, at the expense of more conservative sectors, such as consumer staples. Positions, however, were reversed in December as consumer staples returned to favor and technology, media and telecommunications generally retreated. Financials recovered somewhat during the quarter's rally, but gave back some gains in December, as declining markets drove their underlying equity portfolios downward.

In general, European markets rebounded the most after the third quarter volatility, while some Asian markets lost ground in the fourth quarter. Some of the beaten down Latin American markets recovered in the fourth quarter, including Argentina and Brazil.

Our biggest gainer during the six months was Spanish retailer Industria de Diseno Textil, S.A. (Inditex), which operates six fashion chains, with more than 1,500 stores in 44 countries. Investors reacted positively to gains in sales and profits, as well as margin expansion and a continuation of aggressive store openings. Repsol, Spain's largest oil company, rose in response to stabilizing conditions in Latin America. The company owns 99% of Argentina's largest oil producer and 24% of a natural gas company with substantial exposure to the region. The UK's Vodafone gained on subscriber growth coupled with higher margins resulting from reduced competition and lower subscriber-acquisition costs. Good performance in its European wireless businesses helped Deutsche Telekom, as did reduced losses in its U.S. wireless business. Despite a lack of revenue growth, Telefonos de Mexico maintained attractive cash-flow margins by reducing capital expenditures.

Our biggest decliner was UK aerospace contractor BAE Systems, which announced in December that two major contracts were behind schedule and that the company would incur undetermined additional costs. Top 10 Holdings Allianz and Muenchener Rueckversicherungs-Gesellschaft AG (Munich Re) were stung by declining equity markets and rising claims. Allianz was also affected by continuing volatility in its non-core investment banking business and the resignation of its CEO. Lloyd's, a UK bank and Top 10 Holding, experienced a difficult operating environment, particularly for its equity market sensitive businesses. Clariant, a Switzerland-based producer of specialty chemicals, experienced weaker sales and higher prices for raw materials.




Good Ideas that worked        %
                             ---
Inditex.................... 12.6%
Vodafone Group PLC......... 11.1
Deutsche Telekom AG........  8.5
Repsol YPF, S.A............  7.4
Telefonos de Mexico (ADR)..  3.2

Good ideas at the time         %
                              ---
BAE Systems PLC.............-54.7%
Allianz AG..................-42.1
Munich Re.................. -40.8
Clariant AG................ -25.0
Lloyds TSB Group PLC....... -21.7

For the six months ended December 31, 2002, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings does not guarantee future results.


                                     (PHOTO)
                                 MARK L. YOCKEY
                                Portfolio Manager


"Against an uncertain economic background and volatile markets, we held our course. Our portfolio themes remained largely unchanged and we continued to emphasize financials and consumer goods, with smaller weightings in materials, telecommunications, healthcare and industrials. Despite technology's fourth quarter rebound, we remain unconvinced of an imminent and significant technology recovery and have maintained a low weighting in the sector."

------------------------------------------------------------PORTFOLIO STRATEGIES

Against an uncertain economic background and volatile markets, we held our course. Our portfolio themes remained largely unchanged and we continued to emphasize financials and consumer goods, with smaller weightings in materials, telecommunications, energy, healthcare and industrials. Despite technology's fourth quarter rebound, we remain unconvinced of an imminent and significant technology recovery and have maintained a low weighting in the sector.

The consumer staples sector was among the Fund's brighter spots. Even with some weakness in the fourth quarter, we remain comfortable with our holdings, including Unilever, Nestle, Tesco and Henkel. Despite tough economic and market conditions, we believe they are generally delivering solid business results that may eventually be reflected in their stock prices.

Financials, one of our largest sector exposures throughout the six-month period, were under stress because of falling stock prices and bond yields, an increase in bad debt provisions, and a significant slowdown in corporate and investment banking activity.

Of special concern to us was the insurance industry because two of our larger holdings are German insurance companies, Munich Re and Allianz. They and other insurance companies struggled to maintain their capital adequacy ratios as falling market prices affected their investment portfolios. Especially vicious was the forced selling of equities into falling markets.

Some extraordinary claims, ranging from the September 11 terrorist attacks, the flooding of Central Europe this past summer and a court decision that expanded the class of asbestos claimants also affected insurance companies. As a result, both Munich Re and Allianz injected reserves into U.S. subsidiaries. Allianz was also affected by losses at its investment banking subsidiary due to slow capital market activities and higher debt provisions. We held or added to these positions because we believed the companies were still fundamentally strong and, in our view, were among the best positioned to benefit when this vicious cycle ends.


REGION ALLOCATION

                            As of 12/31/02                  As of 6/30/02
                            --------------                  -------------
North America                    1.6%                             0.6%
Europe                          75.7%                            75.7%
Asia/Pacific                    10.9%                            12.8%
Latin America                    8.5%                             6.4%

As a percentage of total net assets.

The performance of our telecommunications holdings was mixed, but we remain confident that we have focused on those carriers with protected market positions and pricing power in their markets. The performance of our consumer discretionary holdings was marginal. What we considered attractive performance in retailers, such as Marks & Spencer of the UK, was offset by generally weak returns in our media stocks, which remain challenged by the global advertising recession. However, we believe that the worst for those stocks may be over.


"The consumer staples sector was among the Fund's brighter spots. Even with some weakness in the fourth quarter, we remain comfortable with our holdings... Despite tough economic and market conditions, we believe they are generally delivering solid business results that may eventually be reflected in their stock prices."

Top 5 Country Allocations

United Kingdom........ 22.4%

Switzerland........... 14.4%

Netherlands........... 10.9%

Germany............... 10.6%

Japan.................. 8.1%

As a % of total net assets as of 12/31/02.

For a more detailed look at Region/Country Allocations please view the "Schedule of Investments" starting on page 5.

-------------------------------------------------------PORTFOLIO CHARACTERISTICS

On December 31, 2002, the Fund had total net assets of $7.2 billion, with $2.4 billion of that in the Institutional Share class. The Fund held 84 securities in 22 countries. The portfolio's weighted average market cap was $24.3 billion, and its weighted average growth rate (3-5 year) was 10.6%. Based on 2003 estimates, the portfolio's weighed harmonic average P/E was 13.4X. Our Top 10 Holdings represented 30.8% of assets. Since June 30, 2002, our country and regional allocations remained roughly the same, with minor adjustments in our Asia/Pacific, Latin America and North America exposure. Financials remained our top sector, but its percentage declined as the portfolio's exposure to consumer staples and consumer discretionary increased. These changes reflect both trading activity and share-price movements in our various markets. For definitions of portfolio statistics, please refer to Definitions of Portfolio Statistics on page 18.


TOP 10 HOLDINGS

COMPANY NAME                            COUNTRY                     %
----------------------------------------------------------------------------

Compass Group Plc                       United Kingdom             3.6%
----------------------------------------------------------------------------
Nestle S.A., Class B                    Switzerland                3.5
----------------------------------------------------------------------------
Diageo Plc                              United Kingdom             3.3
----------------------------------------------------------------------------
Ciba Specialty Chemicals AG             Switzerland                3.2
----------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V. (ADR)  Mexico                     3.1
----------------------------------------------------------------------------
Honda Motor Co., Ltd.                   Japan                      3.0
----------------------------------------------------------------------------
Allianz AG                              Germany                    2.9
----------------------------------------------------------------------------
Munich Re                               Germany                    2.8
----------------------------------------------------------------------------
Lloyds TSB Group Plc                    United Kingdom             2.8
----------------------------------------------------------------------------
Fortis (NL) N.V.                        Netherlands                2.6
----------------------------------------------------------------------------
TOTAL                                                             30.8%

As a percentage of total net assets as of December 31, 2002. Portfolio holdings are subject to change.

The past six months were a reflection of the last three years, providing a seemingly unending series of challenges to investors in international markets, as we experienced one of the most severe bear markets in modern history. Although we, like most other market observers, are unable to predict an end to the volatility, we remain confident in our long-term investing goals.

In our view, we are buying and holding stocks that offer long-term potential that may be as compelling as we have seen in some time. For example, we think the general price/earnings and dividend yield ratings for European equity markets could be as attractive as we have seen since the early 1990s. As always, we are looking beyond the headlines to focus on what we perceive to be favorable long-term trends and positioning the Fund, stock by stock, to make the most of them. We were disappointed with the returns in 2002, but we intend to continue capitalizing on market volatility to enhance those positions that inspire our highest conviction.

                               /s/ Mark L. Yockey


Top 5 Sectors

Financials............................ 24.4%

Consumer Staples...................... 23.9%

Consumer Discretionary................ 21.7%

Materials.............................. 7.6%

Telecommunication Services..............7.5%

As a % of total net assets as of 12/31/02.

For a more detailed look at Sector Diversification please see "Portfolio Diversification" on page 8.

ARTISAN
INTERNATIONAL FUND
Schedule of Investments - December 31, 2002 (Unaudited)

                                                   SHARES
                                                    HELD              VALUE
                                                 ===========      ============
COMMON AND PREFERRED STOCKS - 96.7%

AUSTRALIA - 1.9%
  Commonwealth Bank of Australia -
     diversified financial services                3,399,290       $51,649,662
  Foster's Group Ltd. - brewery                   19,221,659        48,676,449
  National Australia Bank Ltd. - diversified
     financial services                            1,943,491        34,724,961
                                                                   -----------
                                                                   135,051,072
BELGIUM - 1.7%
  Colruyt N.V. - multi-line retail                    21,819         1,201,283
  Interbrew - brewery                              5,313,391       125,373,387
                                                                   -----------
                                                                   126,574,670
BRAZIL - 0.9%
  Petroleo Brasileiro S.A. - (ADR) - oil, gas,
     and petrochemicals                            1,180,200        17,632,188
  Tele Norte Leste Participacoes S.A.,
     Preferred - (ADR) - telecommunication
     services                                      2,701,600        19,856,760
  Telesp Celular Participacoes S.A.,
     Preferred - (ADR) - telecommunication
     services                                      8,161,200        24,891,660
                                                                   -----------
                                                                    62,380,608
CANADA - 1.6%
  CanWest Global Communications Corporation(1)(2)
     - television
     and cable broadcasting                        3,481,998        14,217,185
  Corus Entertainment, Inc.,  Class B(1)(2) -
     multimedia                                    2,526,050        30,302,366
  EnCana Corp. - oil and gas                       2,237,000        69,076,951
                                                                   -----------
                                                                   113,596,502
DENMARK - 1.0%
  Novo-Nordisk A/S, Class B(3) - pharmaceuticals   2,441,950        70,492,406

FINLAND - 0.3%
  Kone Corporation, Class B(3) - elevator
     manufacturer                                    474,501        14,236,593
  Nokia OYJ(3) - telecommunications                  412,500         6,553,716
                                                                   -----------
                                                                    20,790,309

FRANCE - 6.7%
  Axa - multi-line insurance                       8,756,089       117,444,255
  Carrefour S.A. - food and drug retailing         3,898,327       173,461,206
  Casino Guichard-Perrachon S.A. - food retailing    249,385        18,503,242
  JC Decaux S.A.(1) - outdoor media
     advertising services                          7,746,974        93,428,850
  Rhodia S.A. - specialty chemical manufacturer    8,559,495        70,823,308
  Sanofi-Synthelabo S.A. - pharmaceuticals           165,200        10,091,531
                                                                   -----------
                                                                   483,752,392

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                   SHARES
                                                    HELD              VALUE
                                                 ===========      ============
GERMANY - 10.6%
  Allianz AG(3) - insurance and financial
     services                                      2,234,005     $ 212,374,815
  Deutsche Boerse AG(3) - diversified
     financial services                            2,243,189        89,768,775
  Henkel KGaA(3) - diversified
     chemicals/materials                           2,375,643       150,850,373
  KDG Investors, L.P.(1)(3)(4). -
     cable television                                                1,117,000
  Linde AG(1)(3) - research and development of
     industrial products and systems               2,967,691       108,927,563
  Muenchener Rueckversicherungs-Gesellschaft
     AG(1)(3) - reinsurance                        1,702,480       203,534,453
                                                                   -----------
                                                                   766,572,979
IRELAND - 0.0%(6)
  Allied Irish Banks PLC - commercial bank           151,310         2,075,518

ITALY - 2.5%
  Autogrill S.p.A.(1)(3) - restaurants             3,986,659        31,021,590
  Mediaset S.p.A.(3) - television broadcasting     1,895,547        14,431,858
  Telecom Italia S.p.A.(3) - telecommunication
     services                                     26,547,943       133,914,319
                                                                   -----------
                                                                   179,367,767
JAPAN - 8.1%
  Banyu Pharmaceutical Co., Ltd.(3) -
     pharmaceuticals                               5,678,300        53,263,946
  Honda Motor Co., Ltd.(3) - automobiles           5,801,900       214,469,022
  Japan Tobacco, Inc.(3) - tobacco                    12,905        86,279,640
  Nippon Telegraph & Telephone Corp.(3) -
     telecommunication services                        1,588         5,763,119
  NTT DoCoMo, Inc.(3) - telecommunication services    15,930        29,375,800
  Promise Co., Ltd.(3) - consumer finance          3,084,700       109,871,009
  Toyota Motor Corporation(3) - automobiles        3,046,300        81,826,347
  Yamanouchi Pharmaceutical Co., Ltd.(3) -
     pharmaceuticals                                 290,500         8,414,618
                                                                   -----------
                                                                   589,263,501
LUXEMBOURG - 0.4%
  RTL Group(3) - television and radio                859,254        25,501,109

MEXICO - 7.6%
  Fomento Economico Mexicano S.A. de C.V. (ADR) -
     brewery                                       2,722,800        99,164,376
  Grupo Modelo S.A. de C.V., Series C - brewery   27,802,300        68,011,576
  Grupo Televisa S.A. (ADR)(1) - multimedia        2,512,200        70,165,746
  Telefonos de Mexico S.A. de C.V. (ADR) -
     telecommunication services                    7,034,340       224,958,193
  Wal-Mart de Mexico S.A. de C.V., Series V -
     discount retailer                            39,093,600        89,292,484
                                                                   -----------
                                                                   551,592,375
NETHERLANDS - 10.9%
  ABN Amro Holding N.V. - commercial bank          7,688,123       125,614,230
  ASML Holding N.V.(1) - semiconductors            4,537,100        37,874,114
  Fortis (NL) N.V. - diversified financial
     services                                     10,693,776       186,834,530
  Heineken N.V. - brewery                          1,809,400        70,587,628
  ING Groep N.V. - diversified financial services    906,700        15,346,813
  Royal Dutch Petroleum Company, NY Shares(5) -
     oil, gas, and petrochemicals                  3,510,260       154,521,645
  Unilever N.V. - food and household products      1,613,150        99,049,598
  Wolters Kluwer N.V. - publisher                  5,541,454        96,467,913
                                                                   -----------
                                                                   786,296,471
                                        6

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                   SHARES
                                                    HELD              VALUE
                                                 ===========      ============
NORWAY - 0.0%(6)
  P4 Radio Hele Norge ASA(3) -
     radio broadcasting                              911,450       $   368,002
  Storebrand ASA(3) - diversified
     financial services                              496,400         1,861,079
                                                                --------------
                                                                     2,229,081
POLAND - 0.2%
  Bank Pekao S.A. - commercial bank                  692,435        17,089,347

PORTUGAL - 1.1%
  Portugal Telecom, SGPS, S.A. -
     telecommunication services                   11,640,406        79,957,737

SINGAPORE - 0.9%
  DBS Group Holdings Ltd. - money center bank     10,814,807        68,580,334

SPAIN - 3.5%
  Banco Bilbao Vizcaya Argentaria, S.A.(3) -
     money center bank                               325,500         3,113,127
  Industria de Diseno Textil, S.A.(3) - apparel    4,668,048       110,194,996
  Promotora de Informaciones, S.A. (Prisa)(3) -
     multimedia                                    5,386,347        35,078,175
  Repsol YPF, S.A.(3) - oil and natural gas
     exploration and production                    5,831,711        77,057,977
  Telefonica S.A.(1)(3) -
     telecommunication services                    2,986,800        26,718,141
                                                                --------------
                                                                   252,162,416
SWEDEN - 0.0%(6)
  SKF AB, B shares(3) - industrial products
     and systems                                      66,100         1,718,265

SWITZERLAND - 14.4%
  CIBA Specialty Chemicals AG(3) -
     specialty chemicals                           3,316,470       231,152,996
  Clariant AG(2)(3) - specialty chemicals          7,780,992       124,329,349
  Credit Suisse Group(1)(3) - commercial bank      5,543,900       120,249,440
  Julius Baer Holding Ltd., Class B(3) -
     commercial bank                                 227,281        49,298,171
  Nestle S.A., Class B(3) - food products          1,208,026       255,911,805
  Novartis AG(3) - pharmaceuticals                 3,003,953       109,572,286
  UBS AG(1)(3) - money center bank                 3,163,310       153,694,188
                                                                --------------
                                                                 1,044,208,235
UNITED KINGDOM - 22.4%
  BAE Systems PLC - military defense products     48,578,668        96,952,329
  British American Tobacco PLC - tobacco           7,940,139        79,297,747
  Boots Company PLC - health and personal
     care products                                 5,093,455        48,039,784
  Carlton Communications PLC - television
     broadcaster                                  21,747,485        46,990,957
  Compass Group PLC - hospitality services        49,626,077       263,581,450
  Diageo PLC - food and alcoholic beverages       22,018,251       239,209,018
  Granada PLC - media services                    80,093,298       102,805,849
  Imperial Chemical Industries PLC -
     specialty chemicals                          33,417,558       123,706,780
  Lloyds TSB Group PLC - money center bank        27,962,906       200,728,075
  Marks & Spencer Group PLC - multi-line retail   32,444,424       164,490,788
  Next PLC - apparel retailing                     5,841,173        69,241,071
  Pearson PLC - multimedia                           751,900         6,952,501
  Reuters Group PLC - multimedia                   3,131,501         8,946,267
  Tesco PLC - food retailer                       54,757,968       170,977,913
                                                                 -------------
                                                                 1,621,920,529

                                                                --------------
TOTAL COMMON AND PREFERRED STOCKS (Cost $8,370,641,001)          7,001,173,623

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                     PAR
                                                    AMOUNT           VALUE
                                                 ===========      ============

SHORT-TERM INVESTMENTS - 3.8%
  Repurchase agreement with State Street Bank
     and Trust Company, 1.000%, dated 12/31/2002,
     due 1/2/2003, maturity value $278,796,488,
     collateralized by $80,364,294 market value
     Federal National Mortgage Association Note,
     1.750% due 12/8/2003, $51,001,550 market
     value Federal National Mortgage Association
     Note, 0.000% due 8/1/2012, $102,000,000
     market value Federal Home Loan Bank Note,
     1.600% due 1/9/2004 and $51,000,367 market
     value Federal Home Loan Mortgage Corporation
     Note, 6.875% due 9/15/2010
     (Cost $278,781,000)                        $278,781,000      $278,781,000
                                                                --------------

TOTAL INVESTMENTS - 100.5% (Cost $8,649,422,001)                 7,279,954,623

OTHER ASSETS LESS LIABILITIES - (0.5%)                             (38,634,095)
                                                                --------------

TOTAL NET ASSETS - 100.0%(7)                                    $7,241,320,528
                                                                ==============


(1) Non-income producing security.
(2) Affiliated company as defined by the Investment Company Act of 1940. See
    Note 6 to the financial statements.
(3) Valued at a fair value in accordance with procedures established by the Fund's Board of Directors.
(4) Private investment partnership which is restricted as to resale. Total investment cost of $10 million, made through capital contributions on 3/6/2000, 7/10/2000 and 5/15/2001. Value at December 31, 2002 represents less than 0.1% of total net assets.
(5) Principally traded in the United States.
(6) Represents less than 0.1% of total net assets.
(7) Percentages for the various classifications relate to total net assets.
   (ADR) American Depository Receipt.


--------------------------------------------------------------------------------
Portfolio Diversification - December 31, 2002 (Unaudited)

                                             VALUE            PERCENTAGE
                                        ===============     ===============

Consumer Discretionary                  $ 1,570,891,526          21.7%
Consumer Staples                          1,734,595,025          23.9
Energy                                      318,288,761           4.4
Financials                                1,763,852,781          24.4
Healthcare                                  251,834,786           3.5
Industrials                                 221,834,750           3.1
Information Technology                       44,427,831           0.6
Materials                                   550,012,434           7.6
Telecommunication Services                  545,435,729           7.5
Utilities                                            --            --
                                        --------------- -------------
TOTAL COMMON AND PREFERRED STOCKS         7,001,173,623          96.7
Total short-term investments                278,781,000           3.8
                                        --------------- -------------
TOTAL INVESTMENTS                         7,279,954,623         100.5
OTHER ASSETS LESS LIABILITIES               (38,634,095)         (0.5)
                                        --------------- -------------
TOTAL NET ASSETS                        $ 7,241,320,528         100.0%
                                        =============== =============

    The accompanying notes are an integral part of the financial statements.

ARTISAN
INTERNATIONAL FUND
Statement of Assets & Liabilities - December 31, 2002 (Unaudited)

ASSETS
Investments in securities, unaffiliated, at value ..........    $ 6,832,324,723
Investments in securities, affiliated, at value ............        168,848,900
Short-term investments (repurchase agreements), at value ...        278,781,000
                                                                ---------------
Total investments ..........................................      7,279,954,623
Cash .......................................................                669
Receivable from investments sold ...........................         16,806,996
Receivable from forward currency contracts .................         75,214,176
Receivable from fund shares sold ...........................         45,747,162
Dividends and interest receivable ..........................          8,472,102
                                                                ---------------
Total assets ...............................................      7,426,195,728

LIABILITIES:
Payable for investments purchased ..........................         91,909,222
Payable for forward currency contracts .....................         75,254,558
Payable for fund shares redeemed ...........................         14,826,210
Payable for operating expenses .............................          2,479,258
Payable for withholding taxes ..............................            405,952
                                                                ---------------
Total liabilities ..........................................        184,875,200
                                                                ---------------
Total net assets ...........................................    $ 7,241,320,528
                                                                ===============

NET ASSETS CONSIST OF:
Fund shares issued and outstanding .........................    $ 9,907,963,793
Net unrealized appreciation (depreciation)
 on investments and foreign currency related transactions ..     (1,369,100,495)
Accumulated undistributed
 net investment income (loss) ..............................          7,453,242
Accumulated undistributed net realized gains (losses)
 on investments and foreign currency related transactions ..     (1,304,996,012)
                                                                ---------------
     .......................................................    $ 7,241,320,528
                                                                ===============

SUPPLEMENTARY INFORMATION:
Net assets
   Investor Shares .........................................    $ 4,822,598,476
   Institutional Shares ....................................    $ 2,418,722,052
Shares Outstanding
   Investor Shares .........................................        326,140,492
   Institutional Shares ....................................        162,918,508
Net asset value and offering price per share
   Investor Shares .........................................    $         14.79
   Institutional Shares ....................................    $         14.85
Cost of securities of unaffiliated issuers held ............    $ 8,418,571,725
Cost of securities of affiliated issuers held ..............    $   230,850,276

    The accompanying notes are an integral part of the financial statements.

ARTISAN
INTERNATIONAL FUND
Statement of Operations - For the Six Months Ended December 31, 2002 (Unaudited)


INVESTMENT INCOME:
Interest ...................................................  $     2,114,156
Dividends ..................................................       47,359,830(1)
Other ......................................................          267,668
                                                              ---------------
Total investment income ....................................       49,741,654

EXPENSES:
Advisory fees ..............................................       32,369,143
Transfer agent fees
   Investor Shares .........................................        4,329,852
   Institutional Shares ....................................           16,157
Shareholder communications
   Investor Shares .........................................          761,264
   Institutional Shares ....................................           10,435
Custodian fees .............................................        1,914,723
Accounting fees ............................................           41,681
Professional fees ..........................................          160,157
Registration fees
   Investor Shares .........................................           57,987
   Institutional Shares ....................................           41,464
Directors' fees ............................................           90,384
Other operating expenses ...................................          110,883
                                                              ---------------
Total expenses .............................................       39,904,130
                                                              ---------------
Net investment income (loss) ...............................        9,837,524

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
   Investments .............................................     (271,570,137)
   Foreign currency related transactions ...................       (1,305,678)
                                                              ---------------
                                                                 (272,875,815)
Net increase (decrease) in unrealized appreciation on:
   Investments .............................................   (1,075,757,790)
   Foreign currency related transactions ...................           65,544
                                                              ---------------
                                                               (1,075,692,246)
                                                              ---------------
Net gain (loss) on investments .............................   (1,348,568,061)
                                                              ---------------
Net increase (decrease) in net assets resulting
   from operations                                            $(1,338,730,537)
                                                              ===============

(1) Net of foreign taxes withheld of $5,012,032.

    The accompanying notes are an integral part of the financial statements.

ARTISAN
INTERNATIONAL FUND
Statements of Changes in Net Assets


                                                                   Six Months Ended                 Year Ended
                                                                      12/31/02(1)                     6/30/02
                                                                  =============================================
OPERATIONS
Net investment income (loss) ..................................   $     9,837,524               $    51,719,319
Net realized gain (loss) on:
  Investments .................................................      (271,570,137)                 (393,817,449)
  Foreign currency related transactions .......................        (1,305,678)                   (2,431,313)
Net increase (decrease) in unrealized appreciation on:
  Investments .................................................    (1,075,757,790)                   (9,921,060)
  Foreign currency related transactions .......................            65,544                       569,310
                                                                 ----------------------------------------------
Net increase (decrease) in net assets resulting from operations    (1,338,730,537)                 (353,881,193)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
  Investor Shares .............................................       (31,901,531)                  (13,657,908)
  Institutional Shares ........................................       (18,341,682)                   (8,134,964)
Net realized gains on investment transactions:
  Investor Shares .............................................              --                            --
  Institutional Shares ........................................              --                            --
                                                                 ----------------------------------------------
Total distributions paid to shareholders ......................       (50,243,213)                  (21,792,872)

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets
 resulting from fund share activities .........................     1,278,653,062                 2,333,625,659
                                                                 ----------------------------------------------
Total increase (decrease) in net assets .......................      (110,320,688)                1,957,951,594
                                                                 ----------------------------------------------
Net assets, beginning of period ...............................     7,351,641,216                 5,393,689,622
                                                                 ----------------------------------------------
Net assets, end of period .....................................   $ 7,241,320,528               $ 7,351,641,216
                                                                 ==============================================

Accumulated undistributed net investment income (loss) ........   $     7,453,242               $    47,858,931
                                                                  =============================================

(1)Unaudited.

    The accompanying notes are an integral part of the financial statements.

                                            ARTISAN INTERNATIONAL FUND
                                               FINANCIAL HIGHLIGHTS


For a share outstanding throughout       Period Ended  Year Ended  Year Ended  Year Ended  Year Ended   Year Ended
each period                              12/31/2002(1)  06/30/02    06/30/01    06/30/00     06/30/99    06/30/98
---------------------------------------  ------------  ---------  ----------  ----------  -----------  ----------

Net asset value, beginning of period         $18.24      $19.62      $30.22      $18.70       $16.26      $14.48

Income (loss) from investment operations:
   Net investment income (loss) (2)            0.03        0.18        0.16        0.03         0.11        0.09
   Net realized and unrealized gains
    (losses) on investments                   (3.29)      (1.46)      (7.21)      12.09         2.62        3.04
                                         -----------  ----------  ----------  ----------  -----------  ----------
   Total income (loss) from
      investment operations                   (3.26)      (1.28)      (7.05)      12.12         2.73        3.13
                                         -----------  ----------  ----------  ----------  -----------  ----------

Distributions paid to shareholders:
   Net investment income                      (0.13)      (0.10)          -       (0.06)       (0.05)      (0.22)
   Net realized gains on investment
    transactions                                  -           -       (3.55)      (0.54)       (0.24)      (1.13)
                                         -----------  ----------  ----------  ----------  -----------  ----------
   Total distributions paid to
    shareholders                              (0.13)      (0.10)      (3.55)      (0.60)       (0.29)      (1.35)
                                         -----------  ----------  ----------  ----------  -----------  ----------

Net asset value, end of period               $14.85      $18.24      $19.62      $30.22       $18.70      $16.26
                                         ===========  ==========  ==========  ==========  ===========  ==========

Total return                                 (17.8%)      (6.5%)     (24.5%)      66.0%        17.6%       24.4%
Ratios/supplemental data:
   Net assets, end of period (millions)    $2,418.7    $2,062.0    $1,486.6    $1,136.2       $179.6       $82.6
   Ratio of expenses to average net assets    1.00%       1.01%       1.03%       1.08%        1.17%       1.25%
   Ratio of net investment income (loss) to
    average net assets                        0.41%       1.01%       0.70%       0.09%        0.68%       0.68%
   Portfolio turnover rate                   19.26%      50.67%      72.01%      99.02%       79.41%     109.42%

(1)  Unaudited.
(2)  Computed based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

ARTISAN
INTERNATIONAL FUND
Notes to Financial Statements - December 31, 2002 (Unaudited)

(1)  ORGANIZATION:
     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of seven open-end, diversified mutual funds. Artisan International Fund ("the Fund") commenced operations on December 28, 1995. The Fund's investment goal is to seek long-term capital growth.

     The Fund offers shares of capital stock of two classes - Institutional Shares and Investor Shares. Institutional Shares, which have been offered since July 1, 1997, are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, are allocated directly to that class.

     Each class of the Fund has an indefinite number of shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Fund, which are in accordance with accounting principles generally accepted in the United States of America.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place, unless listed on the London Stock Exchange in which case they are valued at the mean of the close of day bid and ask prices. Securities for which prices are not readily available, or for which management believes that the latest sales or bid price does not reflect a fair value of the security, are valued by a valuation committee at a fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of the valuation date are valued at amortized cost, which approximates market.

         Many foreign markets in which the Fund holds securities were closed on December 31, 2002 for the New Year holiday. Because no sale prices or bids in those closed markets were available on that day, the valuation committee determined a fair value for each affected security using procedures established by the Funds' Board of Directors. The securities valued at a fair value aggregated $2,952,306,068, representing 40.77% of total net assets.

     (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies and 2) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities. The Fund may utilize earnings and profits distributed to shareholders on redemption of Fund shares as part of the dividends paid deduction.

---------------------------------------------------NOTES TO FINANCIAL STATEMENTS

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

         The Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income or loss. The Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Repurchase agreements - The Fund may enter into repurchase agreements with institutions that Artisan Partners Limited Partnership (the "Adviser") has determined are creditworthy pursuant to criteria adopted by the Funds' Board of Directors. Repurchase agreements are recorded at cost and are collateralized in an amount greater than or equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss.

     (f) Securities lending - During the six months ended December 31, 2002 the Fund entered into one securities lending transaction with a borrower approved by the Fund's Board of Directors. Income of $267,668 from securities lending is included in Other Income on the Statement of Operations. As of December 31, 2002 there were no securities on loan. The Fund's risks in entering into securities lending arrangements are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, the Fund may experience delays in selling collateral or the collateral may not be sufficient to cover the value of securities lent.

     (g) Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (h) Other - Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Fund. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Expenses attributable to Artisan Funds are generally allocated to each Fund based on net assets. Expenses attributable to a particular Fund are allocated directly to that Fund.

         The character of income and net realized gains and losses may differ for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts.

---------------------------------------------------NOTES TO FINANCIAL STATEMENTS

(3)  TRANSACTIONS WITH AFFILIATES:
     The Adviser, with which certain officers and directors of Artisan Funds are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

            Average Daily Net Assets              Annual Rate
           -------------------------              -----------
            Less than $500 million                   1.000%
            $500 million to $750 million             0.975
            $750 million to $1 billion               0.950
            Greater than $1 billion                  0.925


     Shares of the Fund are offered for sale by Artisan Distributors LLC ("Distributors"). Distributors is wholly owned by the Adviser. All distribution expenses relating to the Fund are paid by the Adviser.

     The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports.

     Each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer of $49,000, plus a fee for each board or committee meeting attended (other than a committee meeting held on the same day as a board meeting) of $1,000 for an in-person meeting and $500 for a telephonic meeting as well as reimbursement of expenses related to his duties as a director of Artisan Funds. In addition, each chairman of a board committee who is a non-interested director receives a supplemental annual retainer of $3,000. These fees are generally allocated to each Fund in proportion to the Funds' net assets.

(4)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of 10% of its net assets or $100 million, provided that the aggregate borrowings by all Funds may not exceed $100 million. Artisan Funds pays a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were no borrowings under the line of credit during the six months ended December 31, 2002.

(5)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the six months ended December 31, 2002 were $2,603,168,761 and $1,295,905,019, respectively.

---------------------------------------------------NOTES TO FINANCIAL STATEMENTS

(6)  TRANSACTIONS IN SECURITIES OF AFFILIATES:
     If one or more of Artisan Funds owns, in the aggregate, 5% or more of the outstanding voting securities of a portfolio company, that company is deemed to be an affiliate of the Funds under the Investment Company Act of 1940. During the six months ended December 31, 2002, the Fund purchased and sold securities of affiliates in open market transactions and received dividends from affiliates as summarized below:


                                                                                                     DECEMBER 31, 2002
                                  SHARE                                                   -----------------------------------------
                                 BALANCE    PURCHASE     SALES       REALIZED    DIVIDEND      SHARE
   SECURITY                      6/30/02       COST      COST       GAIN/(LOSS)   INCOME      BALANCE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   CanWest Global                2,611,998  $2,984,519 $        -- $        --   $      --         3,481,998  $ 14,217,185
   Communications Corp.(1)
-----------------------------------------------------------------------------------------------------------------------------------
   Clariant AG                   4,694,084  61,161,666   7,260,439  (2,080,416)        --          7,780,992   124,329,349
 -----------------------------------------------------------------------------------------------------------------------------------
   Corus Entertainment, Inc.     1,894,350   7,645,176          --          --          --         2,526,050    30,302,366
   Class B(1)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Non-income producing security.


(7)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:


                                                           NET UNREALIZED
                       GROSS                GROSS           APPRECIATION/       UNDISTRIBUTED      UNDISTRIBUTED
     COST OF         UNREALIZED          UNREALIZED        (DEPRECIATION)     ORDINARY INCOME     LONG-TERM GAIN
    INVESTMENTS      APPRECIATION      DEPRECIATIONON       ON INVESTMENTS           6/30/02           6/30/02
-----------------------------------------------------------------------------------------------------------------------------------
   $8,670,495,503    $160,338,985     $(1,550,879,865)     $(1,390,540,880)      $50,219,816        $       -



     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax basis of dividends and long-term capital gain distributions paid during the six months ended December 31, 2002 and the fiscal year ended June 30, 2002 (including earnings and profits distributed to shareholders on redemptions of fund shares), capital loss carryovers as of June 30, 2002, and tax-basis post-October loss deferrals as of June 30, 2002 (recognized for tax purposes on July 1, 2002) are as follows:


     SIX MONTHS ENDED 12/31/02           FISCAL YEAR ENDED 6/30/02
------------------------------------------------------------------------------------------------------------------------------------
     ORDINARY        LONG-TERM         ORDINARY             LONG-TERM            NET CAPITAL    CAPITAL LOSS
      INCOME       CAPITAL GAIN         INCOME             CAPITAL GAIN             LOSS           CARRYOVER     POST-OCTOBER
     DIVIDENDS     DISTRIBUTIONS       DIVIDENDS           DISTRIBUTIONS         CARRYOVERS(1)   EXPIRATION        LOSSES
------------------------------------------------------------------------------------------------------------------------------------
      $50,243,213      $ -            $21,792,872               $ -               $116,228,014      2009       $208,165,614
                                                                                   694,241,382      2010

(1) Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

---------------------------------------------------NOTES TO FINANCIAL STATEMENTS

(8)  FUND SHARE ACTIVITIES:
     Capital share transactions for the Fund were as follows:

                                                    Investor      Institutional
Six months ended December 31, 2002                   Shares           Shares
=============================================  ================================
Proceeds from shares issued .................  $ 3,489,239,989    $ 817,659,000
Net asset value of shares issued in
 reinvestment of distributions ..............       29,415,855       16,663,235
Cost of shares redeemed .....................   (2,999,885,097)     (74,439,920)
                                               --------------------------------
Net increase (decrease) from fund
   share activities .........................  $   518,770,747    $ 759,882,315
                                               ================================


Shares sold .................................      227,144,260       53,651,936
Shares issued in reinvestment
   of distributions .........................        1,986,192        1,121,348
Shares redeemed .............................     (194,433,257)      (4,935,422)
                                               --------------------------------
Net increase (decrease) in capital shares ...       34,697,195       49,837,862
                                               ================================


                                                     Investor      Institutional
Year ended June 30, 2002 ....................         Shares           Shares
=============================================  ===============    =============
Proceeds from shares issued .................  $ 5,291,916,630    $ 804,083,587
Net asset value of shares issued in
 reinvestment of distributions ..............       12,195,555        7,337,783
Cost of shares redeemed .....................   (3,654,275,679)    (127,632,217)
                                               --------------------------------
Net increase (decrease) from fund
   share activities .........................  $ 1,649,836,506    $ 683,789,153
                                               ================================

Shares sold .................................      291,977,419       44,007,369
Shares issued in reinvestment
   of distributions .........................          684,758          410,620
Shares redeemed .............................     (201,323,845)      (7,126,579)
                                               --------------------------------
Net increase (decrease) in capital shares ...       91,338,332       37,291,410
                                               ================================

---------------------------------------------------NOTES ON PORTFOLIO STATISTICS


The letter to shareholders included in this Semi-Annual Report includes statistical information about the Fund. That information is as of December 31, 2002; it varies with changes in the Fund's portfolio investments.

                       DEFINITIONS OF PORTFOLIO STATISTICS
WEIGHTED AVERAGE MARKET CAP is the average of the market capitalizations of the companies in the portfolio weighted by the size of each company's position within the portfolio. Market capitalization is the aggregate value of all of a company's outstanding equity securities. WEIGHTED AVERAGE GROWTH RATE is the average of the 3-5 year forecasted growth rates of each company in the portfolio, weighted by the size of the company's position within the portfolio. WEIGHTED HARMONIC AVERAGE P/E is the harmonic average, which measures the price/earnings ratio of the Fund, excluding negative earners, weighted by the size of the company's position within the portfolio. The earnings figures used are estimates for the current calendar year.

                             DESCRIPTIONS OF INDICES
The Fund's performance is compared in this report to changes in two indices - a broad-based index of changes in prices of securities in the market in which the Fund invests and a peer group index of other mutual funds that are categorized by Lipper, Inc., an independent monitor of mutual fund performance, in the same general category as the Fund. All of the indices are unmanaged and their returns include reinvested dividends. Unlike the Fund's returns, the returns of the Morgan Stanley index do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in that index.

The indices to which the Fund is compared are

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE(R) INDEX (EAFE) is a market-weighted index of companies in developed markets, excluding the U.S. and Canada.

THE LIPPER INTERNATIONAL FUNDS INDEX reflects the net asset weighted returns of the 30 largest mutual funds tracked by Lipper in the category reflected in the name of the index. The Fund is included in the Lipper International Funds Index.

TRADEMARKS Trademarks and copyrights relating to the indexes mentioned in this report are owned by: MSCI indices: Morgan Stanley & Co.; and Lipper indices:
Reuters Funds Information Limited (a United Kingdom corporation). Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of Artisan Partners Limited Partnership and may not be copied, reproduced, published or in any way used without written permission.

                                PRIVACY STATEMENT

                ARTISAN FUNDS, INC. o ARTISAN DISTRIBUTORS LLC o
                      ARTISAN PARTNERS LIMITED PARTNERSHIP

Maintaining the confidentiality of your personal financial information is very important to you and to us at Artisan.

INFORMATION WE COLLECT. To provide you with individualized service, we collect several types of nonpublic personal information about you, including:

       o information from your purchase application or subscription, and other forms you fill out and send to us in connection with your accounts (such as your name, birthdate, address and social security number);

       o information used to verify your identity;

       o information about the transactions in your accounts (such as purchases, sales, account balances and average cost);

       o information about any bank account you use for transfers between your bank account and your Artisan accounts; and

       o information we receive about you or your accounts as a result of your inquiries by mail, email or telephone.

INFORMATION WE SHARE. We do not sell your personal information to anyone and we do not disclose it to anyone except as permitted or required by law. So that we can complete transactions you authorize or request and so that we can provide you information about Artisan products and services, we may disclose the information we collect about you to companies that provide services to us, such as transfer agents, or printers and mailers that prepare and distribute materials to you. Those companies use that information only to perform the services for which we hired them, and are not permitted to use or disclose that information for any other purpose. All of the information we collect may be shared among the Artisan companies, all of which are engaged in the financial services business. Finally, we may disclose information about you at your request (for example, by sending duplicate account statements to someone you designate), or otherwise as permitted or required by law.

INFORMATION SECURITY. Within Artisan, access to information about you is restricted to those employees who need to know the information to service your account. Artisan employees are trained to follow our procedures to protect your privacy and are instructed to access information about you only when they have a business reason to obtain it. Artisan uses physical, electronic and procedural safeguards to keep your information secure.

CHANGES TO OUR PRIVACY POLICY. We reserve the right to change our privacy policy in the future, but we will not disclose your nonpublic personal information except to our affiliates and as otherwise required or permitted by law without giving you an opportunity to instruct us not to.

QUESTIONS? For questions about our privacy policy, or for additional copies of this notice, please call us at 800.399.1770.

                                                                2/24/03  - A3025

                              --------------------
                                     (LOGO)
                                    ARTISAN
                              --------------------
                                  SEMI-ANNUAL
                                     REPORT

                               DECEMBER 31, 2002

                              --------------------

                                    ARTISAN
                                  MID CAP FUND

                              Institutional Shares

                              --------------------

---------------------------------------------------------------TABLE OF CONTENTS

TABLE OF CONTENTS

---------------------------------------
  1   LETTER TO SHAREHOLDERS
---------------------------------------
---------------------------------------
  5   SCHEDULE OF INVESTMENTS
---------------------------------------
---------------------------------------
 10   STATEMENT OF ASSETS & LIABILITIES
---------------------------------------
---------------------------------------
 11   STATEMENT OF OPERATIONS
---------------------------------------
 12   STATEMENTS OF CHANGES
      IN NET ASSETS
---------------------------------------
---------------------------------------
 13   FINANCIAL HIGHLIGHTS
---------------------------------------
---------------------------------------
 14   NOTES TO
      FINANCIAL STATEMENTS
---------------------------------------
---------------------------------------
 18   NOTES ON
      PORTFOLIO STATISTICS
---------------------------------------
---------------------------------------
 19   PRIVACY STATEMENT
---------------------------------------
---------------------------------------

--------------------------------------------------------------------------------

ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

This report and the financial statements contained herein are provided for the general information of the shareholders of Artisan Mid Cap Fund, Institutional Shares. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more complete information on the Fund, including fees and expenses, please call 800.399.1770 for a free prospectus. Read it carefully before you invest or send money.

Company discussions are for illustration only and are not intended as recommendations of individual stocks. The discussions present information about the companies believed to be accurate, and the views of the portfolio managers, as of December 31, 2002. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes.

Artisan Funds offered through Artisan Distributors LLC, member NASD.

ARTISAN
MID CAP FUND
INSTITUTIONAL SHARES

-------------------------------------------------------------INVESTMENT APPROACH

Artisan Mid Cap Fund pursues long-term capital growth through a diversified portfolio of stocks of medium-sized U.S. growth companies that exhibit franchise characteristics. Companies with an established franchise often possess a proprietary asset, an established brand name, low cost production capability or another competitive advantage that allows them to achieve a dominant position in their marketplace. From these companies, the Fund seeks firms with strong growth characteristics - including accelerating earnings, expanding profit margins and increasing market share - that are attractively priced by the market.

---------------------------------------------------------------------PERFORMANCE

The six months ended December 31, 2002 were a period of market volatility. Equities, including mid-caps, retreated in the face of earnings disappointments and geopolitical tensions. For the period, Artisan Mid Cap Fund declined 11.56%. The benchmark Russell Midcap/R Index fell 11.11%, while the peer group, as measured by the Lipper Mid-Cap Core Funds Index, lost 10.86%.

          GROWTH OF AN ASSUMED $10,000 INVESTMENT (7/1/00 to 12/31/02)

                                     Lipper    Russell
                ARTISAN   Russell    Mid-Cap   Midcap/R
                MID CAP   Midcap/R  Core Funds  Growth
                 FUND      Index      Index     Index

      7/1/00    10,000     10,000    10,000    10,000
                11,114     10,252    10,681    10,378
       12/00    10,011      7,869    10,298     9,602
                 8,871      5,895     9,217     8,502
        6/00     9,962      6,849    10,096     9,571
                 7,732      4,945     8,293     7,737
       12/01     9,736      6,283     9,719     9,132
                 9,537      6,172    10,131     9,469
        6/01     8,364      5,045     9,164     8,464
                 6,856      4,179     7,548     7,079
       12/02     7,397      4,561     8,146     7,545


                 AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/02)
--------------------------------------------------------------------------------
                                                          SINCE
 FUND / INDEX                           1-YEAR          INCEPTION
--------------------------------------------------------------------------------
 Artisan Mid Cap Fund                  -24.02%           -11.34%
--------------------------------------------------------------------------------
 Russell Midcap/R Index                -16.19             -7.86
--------------------------------------------------------------------------------
 Lipper Mid-Cap Core Funds Index       -17.37            -10.64
--------------------------------------------------------------------------------
 Russell Midcap/R Growth Index         -27.41            -26.91
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR SALE OF FUND SHARES. IN TIMES OF MARKET VOLATILITY, THE FUND'S RETURN MAY VARY GREATLY OVER SHORT PERIODS OF TIME AND MAY BE MATERIALLY DIFFERENT BY THE TIME YOU RECEIVE THIS REPORT. FOR MORE CURRENT PERFORMANCE INFORMATION CALL
800.399.1770. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. THE FUND INVESTS IN STOCKS OF MEDIUM-SIZED COMPANIES, WHICH TEND TO BE MORE VOLATILE THAN THOSE OF LARGE COMPANIES, AND HAVE UNDERPERFORMED THE STOCKS OF SMALL AND LARGE COMPANIES DURING SOME PERIODS. GROWTH STOCKS MAY UNDERPERFORM OTHER ASSET TYPES DURING A GIVEN PERIOD. THESE RISKS ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. See page 18 for a description of each index.

------------------------------------------------------------------6-MONTH REVIEW

The third quarter of 2002 was the toughest quarter in an already disappointing year for equity investors, who had no place to hide as virtually all equity asset classes - growth, core and value - and market capitalizations - large, mid and small - returned negative results.

The technology sector performed dismally in July and the Fund, with a large weighting in the sector, felt the effects. Cyclical holdings that may benefit as the economy recovers, such as advertising, transportation and manufacturing, generally suffer disproportionately during times of economic weakness and that was true during the third quarter. Some healthcare positions, generic drug makers, for example, and energy holdings, in oil services and natural gas firms, provided some relative stability for the quarter.

The market moved higher during the fourth quarter, ending a difficult year on a positive note. Software, semiconductors, transportation and consumer services led the rally as investors seemed to take advantage of opportunities to buy companies whose share prices did not reflect their perceived fundamental value. Prices retreated somewhat in December, as investors reacted to, among other things, continuing tension with Iraq, anxiety concerning North Korea and the nationwide strike in Venezuela that increased the price of crude oil.

For the six-month period, our biggest gainer was Getty Images, Inc., which owns and markets the world's largest archive of photographic images. As advertising trends turned positive, the strength of its operating model became evident: a small revenue increase resulted in a significant profit increase. Biotech manufacturer Amgen Inc. saw great success with three new products, one for treating a chronic inflammatory disease and others for chemotherapy-related problems. Network Appliance, Inc., a data-storage company, also appears to have benefited from a major new product that positioned the company to compete in new markets. PeopleSoft, Inc. rallied with the enterprise-software industry. NYSE broker/dealer LaBranche and Co., Inc. benefited from an increase in overall NYSE trading volumes and winning new listings.

GOOD IDEAS THAT WORKED                 %
                                      ---
Getty Images, Inc...................  38.5%
Amgen, Inc. ........................  30.1
LaBranche & Co., Inc. ..............  17.6
Network Appliance, Inc..............  16.6
PeopleSoft, Inc.....................  12.2

GOOD IDEAS AT THE TIME                 %
                                      ---
Retek, Inc.......................... -76.0%
Navistar International Corp......... -42.1
National Semiconductor Corp......... -33.6
Intersil Corp....................... -26.1
Comerica, Inc. ..................... -20.9

For the six months ended December 31, 2002, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value did not, on an individual basis, have as meaningful an effect on the Fund's net assets. Past performance of these specific holdings does not guarantee future results.

Our biggest decliner for the period was Retek, Inc., which makes predictive software for retail management. Large-ticket purchases of software slowed as retailers came under pressure due to slowing consumer spending. National Semiconductor Corporation was affected by the slowdown in IT spending, especially in the PC and wireless handset areas. Leverage to commercial lending worked against Comerica, Inc., as loan demand weakened and commercial credit quality deteriorated, forcing unexpectedly high charge-offs. Navistar International Corporation, maker of International trucks and engines, saw slowing end-market demand for its heavy trucks, a strike at a key facility and liquidity concerns related to high pension costs. Intersil Corporation, which makes semiconductors for wireless networks, suffered from the perception of significant new competition.

                                    [PHOTO]
                               ANDREW C. STEPHENS
                             Lead Portfolio Manager

                                    [PHOTO]
                                 JAMES D. HAMEL
                          Associate Portfolio Manager

"The third quarter of 2002 was the toughest quarter in an already disappointing year for equity investors, who had no place to hide as virtually all equity asset classes - growth, core and value - and market capitalizations - large, mid and small - returned negative results."

------------------------------------------------------------PORTFOLIO STRATEGIES

Throughout the third quarter, we were not finding firms with attractive profit cycles, so we increased the number of GARDEN investments, adding companies that offered what we considered higher quality, well-positioned franchises at attractive prices. We believed that when profit cycles rebound, we could increase the positions of our most appealing companies and move them into our CROP investments.

During the quarter, a declining market brought, in our view, many established companies that we believed presented attractive franchises within our capitalization range and private market value parameters. For example, we added W.W. Grainger, the leading distributor of maintenance, repair and operating products to North American industrial companies. In August we trimmed several holdings, including a number of Top 10 Holdings, because of lowered expectations. In September we capitalized on weakness in consumer-related stocks and initiated a few smaller positions, including Estee Lauder and Williams-Sonoma. We also trimmed our financial services holdings, believing that interest rates had bottomed.

We ended the third quarter with nearly two-thirds of Fund assets in our GARDEN investments and the portfolio was broadly exposed to the economy. We believe this breadth in our GARDEN investments was a reason for the Fund's relative strength during the market sell-off in September.

During the fourth quarter, we continued to focus on our GARDEN investments, both adding and trimming holdings. Additionally, the market rally in October and November provided an opportunity to completely harvest several companies that approached our estimate of their full private market value. We expect to maintain a large number of GARDEN positions until we see evidence of positive profit cycles among our holdings.

SECTOR DIVERSIFICATION

SECTOR                6/30/02 12/31/02  SECTOR                6/30/02  12/31/02
-------------------------------------------------------------------------------
Auto & Transportation    4.1%   3.2%    Other                    2.3%     1.0%
-------------------------------------------------------------------------------
Consumer Discretionary  15.3   18.6     Other Energy             6.5      6.4
-------------------------------------------------------------------------------
Consumer Staples         1.4    2.2     Producer Durables        6.0     12.2
-------------------------------------------------------------------------------
Financial Services      15.7   15.5     Technology              19.1     15.2
-------------------------------------------------------------------------------
Healthcare              11.2   12.2     Utilities                1.7      0.6
-------------------------------------------------------------------------------
Integrated Oils          0.0    0.0     Other assets
                                        less liabilities         6.8      6.0
-------------------------------------------------------------------------------
Materials & Processing   9.9    6.9     TOTAL                  100.0%   100.0%
-------------------------------------------------------------------------------

As a percentage of total net assets as of June 30, 2002 and December 31, 2002, respectively.

We added BEA Systems, a leading vendor of middle-ware applications for servers, believing the company's fundamentals, particularly revenues, were improving, and Linear Technology, a manufacturer of high performance, linear integrated circuits, that we think has attractive margins. We also established GARDEN positions in several stocks we have held in the past. We believe both Smurfit-Stone Container Corporation and Thermo Electron Corporation appear to be entering positive profit cycles.

From our GARDEN investments, we liquidated Siebel Systems, an enterprise software provider, and a number of healthcare-related holdings because of deteriorating fundamentals. During the fourth quarter, we sold long-time holding Intuit, a leading provider of financial management software and services to small businesses, that we had begun trimming in the third quarter as the company's profit cycle began to slow.

"We are seeking to position the Fund for a growth cycle. We believe the corporate profit picture is beginning to stabilize and, if it does, we anticipate many companies may soon begin investing for growth. That's why we tilted the Fund toward enterprise spending..."

Our GARDEN/SM investments are where securities enter our investment process, typically in relatively small positions.

Our CROP/SM investments - where we believe the Fund gets its "punching power" - are where we concentrate our capital in larger positions. We move a holding from GARDEN to CROP investments when conditions appear to warrant the commitment, and when we think the holding is attractively valued and experiencing a positive profit cycle.

As the profit cycle of a company begins to plateau or valuations approach our estimate, it moves into our HARVEST/SM investments and it is generally reduced or eliminated over time.

-------------------------------------------------------PORTFOLIO CHARACTERISTICS

On December 31, 2002, the Fund remained broadly diversified by sector, exposed to most major areas of the economy. Consumer discretionary represented the largest sector exposure, followed by financial services and technology. Our exposure to consumer discretionary and producer durables rose from June 30, while our weightings in technology and materials & processing declined. Remember, our sector exposures result from our bottom-up stock-by-stock decisions.

On December 31, 2002, the portfolio held 84 stocks, had a median market cap of $4.0 billion, and its Top 10 Holdings represented 21.0% of assets. Based on a 3 to 5-year forecast, the portfolio's earnings growth rate was 16.9% and weighted harmonic average P/E was 19.2X. For definitions of portfolio statistics, please refer to Definitions of Portfolio Statistics on page 18.

TOP 10 HOLDINGS

COMPANY NAME                                                          %
--------------------------------------------------------------------------------
XL Capital Limited                                                   2.9%
--------------------------------------------------------------------------------
Pactiv Corporation                                                   2.8
--------------------------------------------------------------------------------
Danaher Corporation                                                  2.3
--------------------------------------------------------------------------------
Nabors Industries, Ltd.                                              2.2
--------------------------------------------------------------------------------
Univision Communications, Inc.                                       2.0
--------------------------------------------------------------------------------
Lamar Advertising Company                                            1.9
--------------------------------------------------------------------------------
Novellus Systems, Inc.                                               1.9
--------------------------------------------------------------------------------
RPM International, Inc.                                              1.7
--------------------------------------------------------------------------------
W.W. Grainger, Inc.                                                  1.7
--------------------------------------------------------------------------------
PeopleSoft, Inc.                                                     1.6
--------------------------------------------------------------------------------
TOTAL                                                               21.0%

As a percentage of total net assets as of December 31, 2002. Portfolio holdings are subject to change.

We are seeking to position the Fund for a growth cycle. We believe the corporate profit picture is beginning to stabilize and, if it does, we anticipate many companies may soon begin investing for growth. That's why we tilted the Fund toward enterprise spending, into companies that manufacture software, create and sell advertising, assemble factory equipment or provide electronic components for products such as cell phones and diagnostic equipment.

Clouding our view of an improving economic cycle are international tensions and consumer activity. A long war in Iraq and continued difficulties with countries such as North Korea could hinder the recovery we now envision. Spending by U.S. consumers has been a key factor in sustaining any economic activity the past two years and lower spending could stall an economic recovery as well.

Our intention is to follow our discipline and continue to accumulate what we consider the best survivor franchises available from across the economy. Until profit cycles improve, the portfolio will remain slightly more aggressive relative to past periods and our GARDEN investments will continue to be larger than our CROP and HARVEST investments.

/s/ Andrew C. Stephens                  /s/ James D. Hamel

"Our intention is to follow our discipline and continue to accumulate the best survivor franchises available from across the economy. Until profit cycles improve, the portfolio will remain slightly more aggressive relative to past periods and our GARDEN investments will continue to be larger than our CROP and HARVEST investments."

ARTISAN
MID CAP FUND
Schedule of Investments - December 31, 2002 (Unaudited)

                                                    SHARES
                                                     HELD              VALUE
                                                 ===========        ==========

COMMON STOCKS - 94.0%

AUTO & TRANSPORTATION - 3.2%
  AIR TRANSPORT - 1.3%
     Southwest Airlines Co. - U.S.-
       based airline company                        2,237,100       $31,095,690

  TRANSPORTATION MISCELLANEOUS - 0.5%
     C.H. Robinson Worldwide, Inc. -
       multi-modal transportation services
       and logistics solutions                        401,600        12,529,920

  TRUCKERS - 1.4%
     CNF, Inc. - global supply chain
       service management                             446,900        14,854,956
     Swift Transportation Co., Inc.(1) -
       national truckload carrier                     896,000        17,936,128
                                                                  -------------
                                                                     32,791,084
CONSUMER DISCRETIONARY - 18.6%
  ADVERTISING AGENCIES - 2.9%
     Lamar Advertising Company(1) -
       outdoor advertising structures               1,352,500        45,511,625
     Omnicom Group, Inc. - marketing
       communications and advertising services        376,600        24,328,360
                                                                  -------------
                                                                     69,839,985
  COSMETICS - 1.0%
     The Estee Lauder Companies, Inc. -
       skin care, makeup, fragrance, and hair
       care products                                  917,900        24,232,560

  HOTEL/MOTEL - 1.0%
     Starwood Hotels & Resorts Worldwide, Inc. -
     owns, manages, and franchises hotels worldwide 1,015,800        24,115,092

  HOUSEHOLD FURNISHINGS - 0.7%
     Newell Rubbermaid, Inc. - manufacturer
       of consumer products                           535,000        16,226,550

  PUBLISHING: NEWSPAPERS - 0.8%
     The New York Times Company -
       diversified media                              391,500        17,903,295

  RADIO & TV BROADCASTING - 3.3%
     Entercom Communications Corporation(1) -
       radio broadcasting                             633,400        29,719,128
     Univision Communications, Inc.(1) -
       Spanish language media                       1,974,600        48,377,700
                                                                  -------------
                                                                     78,096,828
  RESTAURANTS - 0.5%
     Outback Steakhouse, Inc. -
       global restaurant operator                     360,700        12,422,508

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                    SHARES
                                                     HELD              VALUE
                                                 ===========        ==========

CONSUMER DISCRETIONARY (CONTINUED)
  RETAIL - 4.2%
     AnnTaylor Stores Corporation(1) -
       national specialty retailer in
       women's apparel and accessories              1,657,850     $  33,853,297
     Limited Brands, Inc. - specialty retailer      1,506,700        20,988,331
     Williams-Sonoma, Inc.(1) - cooking
       and serving equipment, home
       furnishings, and home accessories              624,100        16,944,315
     Zale Corporation(1) - fine jewelry retailer      918,800        29,309,720
                                                                  -------------
                                                                    101,095,663
  SERVICES: COMMERCIAL - 2.9%
     Getty Images, Inc.(1) - e-commerce
       visual content provider                      1,082,200        33,061,210
     Robert Half International, Inc.(1) -
       temporary and permanent staffing services    2,236,287        36,026,584
                                                                  -------------
                                                                     69,087,794
  TOYS - 1.3%
     Mattel, Inc. - global manufacturer
       of children's products                       1,563,600        29,942,940

CONSUMER STAPLES - 2.2%
  FOODS - 1.3%
     Dean Foods Company(1) - manufacturer/
       distributor of dairy products
       and specialty foods                            816,100        30,277,310

  SOAPS & HOUSEHOLD CHEMICALS - 0.9%
     The Dial Corporation - manufacturer
       of consumer products                         1,107,100        22,551,627

FINANCIAL SERVICES - 15.5%
  BANKS: OUTSIDE NEW YORK CITY - 1.2%
     Comerica, Inc. - North American holding
       company for business, individual, and
       investment banks                               462,200        19,985,528
     North Fork Bancorporation, Inc. -
       multi-bank holding company                     217,900         7,351,946
                                                                  -------------
                                                                     27,337,474
  FINANCIAL DATA PROCESSING
     SERVICES & SYSTEMS - 4.2%
     Fiserv, Inc.(1) - information management
       technology provider for
       financial industries                           883,900        30,008,405
     Paychex, Inc. - payroll and human
       resource services provider                   1,329,700        37,098,630
     SunGard Data Systems, Inc.(1) -
       integrated information technology
       provider for financial industries            1,398,200        32,941,592
                                                                  -------------
                                                                    100,048,627
  INSURANCE: MULTI-LINE - 1.5%
     Arthur J. Gallagher & Company -
       insurance products                           1,249,800        36,719,124
  INSURANCE: PROPERTY-CASUALTY - 3.9%
     Platinum Underwriters Holdings, Ltd.(1) -
       property and casualty reinsurance              916,500        24,149,775
     XL Capital Limited - insurance and
       reinsurance products                           896,000        69,216,000
                                                                  -------------
                                                                     93,365,775
  INVESTMENT MANAGEMENT COMPANIES - 2.1%
     SEI Investments Company - global investment
       and business solutions provider              1,221,300        33,194,934
     T. Rowe Price Group, Inc. -
       investment management company                  604,000        16,477,120
                                                                  -------------
                                                                     49,672,054
  REAL ESTATE INVESTMENT TRUSTS - 0.0%(2)
     Medical Office Properties, Inc.,144A(3) -
       healthcare-related real estate investments       9,160           111,294

---------------------------------------------------------SCHEDULE OF INVESTMENTS


                                                   SHARES
                                                    HELD              VALUE
                                                ===========        ==========

FINANCIAL SERVICES (CONTINUED)
  SECURITIES BROKERAGE & SERVICES - 2.6%
     LaBranche & Co., Inc.(1) -
       NYSE specialist firm                        1,031,300    $   27,473,832
     The Charles Schwab Corporation -
       financial services                          3,093,100        33,560,135
                                                                 -------------
                                                                    61,033,967
HEALTHCARE - 12.2%
  BIOTECHNOLOGY RESEARCH & PRODUCTION - 3.7%
     Amgen, Inc(1). - human therapeutics
       biotechnology                                 515,240        24,906,702
     Biogen, Inc.(1) - developer and
       manufacturer of drugs for human
       health care                                   713,300        28,574,798
     IDEC Pharmaceuticals Corporation(1) -
       biopharmaceutical products of
       targeted therapeutics                         998,700        33,126,879
                                                                 -------------
                                                                    86,608,379
  DRUGS & PHARMACEUTICALS - 1.9%
     Barr Laboratories, Inc.(1) -
       pharmaceutical products                       376,700        24,519,403
     Mylan Laboratories, Inc. -
       pharmaceutical products                       610,600        21,309,940
                                                                 -------------
                                                                    45,829,343
  ELECTRONICS: MEDICAL SYSTEMS - 1.1%
     Affymetrix, Inc.(1) - DNA chip technology     1,118,600        25,604,754

  HEALTH CARE MANAGEMENT SERVICES - 0.7%
     Community Health Systems, Inc.(1) -
       acute healthcare services in
       non-urban communities                         837,300        17,240,007

  MEDICAL & DENTAL INSTRUMENTS & SUPPLIES - 2.1%
     Apogent Technologies, Inc.(1) -
       laboratory and life science products
       designer and manufacturer                     747,500        15,548,000
     DENTSPLY International, Inc. - global
       developer/manufacturer of dental products
       and equipment                                 257,000         9,560,400
     Guidant Corporation(1) - developer/
       manufacturer of therapeutic medical
       devices                                       793,200        24,470,220
                                                                 -------------
                                                                    49,578,620
  MISCELLANEOUS HEALTH CARE - 1.0%
     Alcon, Inc.(1) - developer/manufacturer of
       healthcare products for the eye               616,300        24,313,035

  HEALTHCARE MANAGEMENT SERVICES - OTHER - 1.7%
     Anthem, Inc.(1) - health benefits company       467,900        29,430,910
     WebMD Corporation(1) - healthcare
       information services and
       technology solutions                        1,342,400        11,477,520
                                                                 -------------
                                                                    40,908,430
MATERIALS & PROCESSING - 6.9%
  AGRICULTURE FISHING & RANCHING - 0.5%
     Monsanto Company - technology-based
       solutions and agricultural
       products provider                             627,800        12,085,150

  CHEMICALS - 1.0%
     Rohm & Haas Company - chemicals and
       materials for industrial applications         741,800        24,093,664
  CONTAINERS & PACKAGING: PAPER & PLASTIC - 3.7%
     Pactiv Corporation(1) - specialty
       packaging and consumer products             3,019,800        66,012,828
     Smurfit-Stone Container Corporation -
       integrated manufacturer of paper
       and paper-based packaging                   1,383,900        21,299,605
                                                                 -------------
                                                                    87,312,433

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                   SHARES
                                                    HELD              VALUE
                                                ===========        ==========

MATERIALS & PROCESSING (CONTINUED)
  PAINTS & COATINGS - 1.7%
     RPM International, Inc. - manufacturer
       of specialty coatings                       2,724,463     $  41,629,794

OTHER - 1.0%
  MULTI-SECTOR COMPANIES - 1.0%
     Brunswick Corporation - recreation brand
       marketer and manufacturer                   1,204,100        23,913,426

OTHER ENERGY - 6.4%
  MACHINERY: OIL WELL EQUIPMENT & SERVICES - 5.2%
     Nabors Industries, Ltd.(1) -
       contract land drilling services             1,466,700        51,730,509
     Smith International, Inc.(1) - oil and
       gas exploration and production              1,118,600        36,488,732
     Weatherford International, Ltd.(1) -
       oil and natural gas services                  884,500        35,318,085
                                                                 -------------
                                                                   123,537,326
  OIL: CRUDE PRODUCERS - 1.2%
     Devon Energy Corporation -
       oil and natural gas exploration               613,800        28,173,420

PRODUCER DURABLES - 12.2%
  AEROSPACE - 2.5%
     Alliant Techsystems, Inc.(1) -
       aerospace and defense technologies            547,400        34,130,390
     Rockwell Collins, Inc. - electronic
       communications, avionics, and
       in-flight entertainment systems             1,118,500        26,016,310
                                                                 -------------
                                                                    60,146,700
  DIVERSIFIED PRODUCTION - 2.3%
     Danaher Corporation - process
       environmental control products                819,500        53,841,150

  ELECTRONICS: INSTRUMENTS GAUGES & METERS - 2.2%
     Mettler-Toledo International, Inc. -
       precision weighing instruments                776,100        24,881,766
     Thermo Electron Corporation(1) -
       measurement instruments                     1,358,300        27,328,996
                                                                 -------------
                                                                    52,210,762
  MISCELLANEOUS EQUIPMENT - 1.7%
     W.W. Grainger, Inc. - maintenance, repair
       and operating supply distributor              767,500        39,564,625

  OFFICE FURNITURE & BUSINESS EQUIPMENT - 0.7%
     Lexmark International, Inc.(1) -
       printing products                             294,000        17,787,000

  PRODUCTION TECHNOLOGY EQUIPMENT - 2.8%
     KLA - Tencor Corporation(1) - semiconductor
       industry yield management and process
       monitoring systems                            667,700        23,616,549
     Novellus Systems, Inc.(1) - automated
       wafer fabrication systems                   1,575,100        44,228,808
                                                                 -------------
                                                                    67,845,357
TECHNOLOGY - 15.2%
  COMMUNICATIONS TECHNOLOGY - 2.8%
     Advanced Fibre Communications, Inc.(1) -
       multi-feature digital loop carrier
       system manufacturer and designer              724,700        12,087,996
     Network Associates, Inc.(1) - security
       and availability solutions for e-business   2,277,000        36,636,930
     Symbol Technologies, Inc. -
       scanner-integrated mobile and wireless
       information management systems              2,274,900        18,699,678
                                                                 -------------
                                                                    67,424,604
  COMPUTER SERVICES SOFTWARE & SYSTEMS - 5.6%
     Adobe Systems, Inc. - computer software
       products and technologies                     821,800        20,471,038

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                   SHARES
                                                    HELD              VALUE
                                                ===========        ==========

TECHNOLOGY (CONTINUED)
     BEA Systems, Inc.(1) - e-commerce
       infrastructure software                     1,917,500       $21,993,725
     BMC Software, Inc.(1) - management
       solutions for information
       technology systems                          1,508,800        25,815,568
     PeopleSoft, Inc.(1) - enterprise
       application software products               2,086,500        38,182,950
     Seagate Technology(1) - rigid disc
       drive designer/manufacturer                 2,448,300        26,270,259
                                                                 -------------
                                                                   132,733,540
  COMPUTER TECHNOLOGY - 3.8%
     EMC Corporation(1) - enterprise storage
       systems, software, networks,
       and services                                3,252,900        19,972,806
     Ingram Micro, Inc.(1) - information
       technology products and services            2,826,600        34,908,510
     Network Appliance, Inc.(1) -
       network-attached data storage and
       access devices                              2,208,400        22,084,000
     Western Digital Corporation(1) -
       hard drive manufacturer/designer            2,282,700        14,586,453
                                                                 -------------
                                                                    91,551,769
  ELECTRONICS: TECHNOLOGY - 0.1%
     Rockwell Automation, Inc. - industrial
       automation power, control, and
       information solution provider                 100,800         2,087,568

  ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS - 2.9%
     Intersil Corporation(1) - semiconductor
       designer/manufacturer                       1,027,300        14,320,562
     Linear Technology Corporation - linear
       integrated circuits designer/manufacturer     924,500        23,778,140
     National Semiconductor Corporation(1) -
       semiconductor designer/manufacturer         2,048,800        30,752,488
                                                                 -------------
                                                                    68,851,190
UTILITIES - 0.6%
  UTILITIES: TELECOMMUNICATIONS - 0.6%
     AT&T Wireless Services, Inc.(1) -
       digital wireless network operator           2,489,400        14,065,110

                                                                 -------------
TOTAL COMMON STOCKS (Cost $2,260,954,070)                        2,239,434,317

                                                    Par
                                                   Amount
                                                  ========
SHORT-TERM INVESTMENTS - 5.0%
  Repurchase agreement with State Street
     Bank and Trust Company, 1.000%,
     dated 12/31/02, due 1/2/03, maturity
     value $119,147,619, collateralized
     by $19,529,734 market value Federal Home
     Loan Mortgage Corporation Note,
     6.875% due 9/15/2010 and $102,001,528
     market value Federal Home Loan Mortgage
     Corporation Note, 3.000% due 7/15/2004
     (Cost $119,141,000)                        $119,141,000       119,141,000
                                                                --------------

TOTAL INVESTMENTS -  99.0% (Cost $2,380,095,070)                 2,358,575,317

OTHER ASSETS LESS LIABILITIES - 1.0%                                23,141,315
                                                                --------------

TOTAL NET ASSETS - 100.0%(4)                                    $2,381,716,632
                                                                ==============

(1)  Non-income producing security.
(2)  Represents less than 0.1% of total net assets.
(3) Valued at a fair value in accordance with procedures established by the Fund's Board of Directors.
(4)  Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

ARTISAN
MID CAP FUND
Statement of Assets & Liabilities - December 31, 2002 (Unaudited)

ASSETS
Investments in securities, at value ..........................  $2,239,434,317
Short-term investments (repurchase agreements), at value .....     119,141,000
                                                               ---------------
Total investments.............................................   2,358,575,317
Cash    ......................................................             249
Receivable from investments sold..............................      24,868,596
Receivable from fund shares sold..............................      55,444,781
Dividends and interest receivable.............................       1,841,140
                                                               ---------------
Total assets..................................................   2,440,730,083

LIABILITIES:
Payable for investments purchased.............................      53,500,847
Payable for fund shares redeemed..............................       4,723,333
Payable for operating expenses................................         789,271
                                                               ---------------
Total liabilities.............................................      59,013,451
                                                               ---------------
Total net assets .............................................  $2,381,716,632
                                                               ===============

NET ASSETS CONSIST OF:
Fund shares issued and outstanding............................  $3,005,254,906
Net unrealized appreciation (depreciation)
  on investments and foreign currency related transactions ... (21,519,753) Accumulated undistributed
  net investment income (loss) ...............................     (4,632,100)
Accumulated undistributed net realized gains (losses)
  on investments and foreign currency related transactions ...   (597,386,421)
                                                               ---------------
                                                                $2,381,716,632
                                                               ===============

SUPPLEMENTARY INFORMATION:
Net assets
     Investor Shares..........................................  $1,773,288,930
     Institutional Shares.....................................    $608,427,702
Shares Outstanding
     Investor Shares..........................................      90,665,844
     Institutional Shares.....................................      30,925,962
Net asset value and offering price per share
     Investor Shares..........................................          $19.56
     Institutional Shares.....................................          $19.67
Cost of securities held.......................................  $2,380,095,070

    The accompanying notes are an integral part of the financial statements.

ARTISAN
MID CAP FUND
Statement of Operations - For the Six Months Ended December 31, 2002 (Unaudited)

INVESTMENT INCOME:
Interest......................................................        $942,326
Dividends.....................................................       7,187,263
                                                               ---------------
Total investment income.......................................       8,129,589

EXPENSES:
Advisory fees.................................................      10,347,871
Transfer agent fees
     Investor Shares..........................................       1,690,233
     Institutional Shares.....................................          11,756
Shareholder communications....................................
     Investor Shares..........................................         344,304
     Institutional Shares.....................................           3,522
Custodian fees................................................         148,052
Accounting fees...............................................          30,796
Professional fees.............................................          49,298
Registration fees.............................................
     Investor Shares..........................................          49,495
     Institutional Shares.....................................          24,965
Directors' fees...............................................          28,450
Other operating expenses......................................          32,947
                                                               ---------------
Total expenses................................................      12,761,689
                                                               ---------------
Net investment income (loss)..................................     (4,632,100)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on investments.......................   (285,054,542)
                                                               ---------------
Net increase (decrease) in unrealized appreciation
  on investments .............................................      20,337,206
                                                               ---------------
Net gain (loss) on investments................................   (264,717,336)
                                                               ---------------
Net increase (decrease) in net assets resulting
  from operations ............................................  $(269,349,436)
                                                               ===============

    The accompanying notes are an integral part of the financial statements.

ARTISAN
MID CAP FUND
Statements of Changes in Net Assets

                                             Six Months Ended     Year Ended
                                               12/31/02(1)          6/30/02
                                            ==================================
OPERATIONS
Net investment income (loss).................   $(4,632,100)     $(13,844,376)
Net realized gain (loss) on investments......  (285,054,542)     (197,300,635)
Net increase (decrease) in
  unrealized appreciation on investments ....     20,337,206     (147,245,296)
                                            ----------------------------------
Net increase (decrease) in net assets
  resulting from operations .................  (269,349,436)     (358,390,307)

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
     Investor Shares.........................              -                 -
     Institutional Shares....................              -                 -
Net realized gains on investment transactions:
     Investor Shares.........................              -                 -
     Institutional Shares....................              -                 -
                                            ----------------------------------
Total distributions paid to shareholders.....              -                 -

FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets
  resulting from fund share activities ......    345,730,158     1,117,916,637
                                            ----------------------------------
Total increase (decrease) in net assets......     76,380,722       759,526,330
                                            ----------------------------------
Net assets, beginning of period..............  2,305,335,910     1,545,809,580
                                            ----------------------------------
Net assets, end of period.................... $2,381,716,632    $2,305,335,910
                                            ==================================

Accumulated undistributed net
  investment income (loss) ..................   $(4,632,100)               $ -
                                            ==================================

(1) Unaudited.

    The accompanying notes are an integral part of the financial statements.

                                               ARTISAN MID CAP FUND
                                               FINANCIAL HIGHLIGHTS


                                        Period Ended     Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
                                        12/31/2002(1)     06/30/02      06/30/01     06/30/00     06/30/99    06/30/98
For a share outstanding throughout each Institutional   Institutional Institutional  Investor     Investor    Investor
period                                    Shares           Shares         Shares       Shares       Shares      Shares
--------------------------------------  ----------       -----------   ----------   -----------  -----------  ----------

Net asset value, beginning of period       $22.24         $26.48        $27.57        $16.67       $13.69      $10.00

Income (loss) from investment operations:
   Net investment income (loss)             (0.02)(2)      (0.13)(2)     (0.08)(2)     (0.18)(2)    (0.16)(2)   (0.08)
   Net realized and unrealized gains
    (losses) on investments                 (2.55)         (4.11)         0.02 (5)     11.91         4.41        4.56
                                        ----------   -----------    ----------   -----------  -----------  ----------
   Total income (loss) from investment
     operations                             (2.57)         (4.24)        (0.06)        11.73         4.25        4.48
                                        ----------   -----------    ----------   -----------  -----------  ----------

Distributions paid to shareholders:
   Net investment income                        -              -             -            -            -           -
   Net realized gains on investment
    transactions                                -              -         (1.03)        (0.83)       (1.27)      (0.79)
                                        ----------   -----------    ----------   -----------  -----------  ----------
    Total distributions paid to
      shareholders                              -              -         (1.03)        (0.83)       (1.27)      (0.79)
                                        ----------   -----------    ----------   ----------- ------------  ----------

Net asset value, end of period             $19.67         $22.24        $26.48        $27.57       $16.67      $13.69
                                        ==========   ===========    ==========   ===========  ===========  ==========

Total return                               (11.6%)(3)     (16.0%)        (0.4%)        72.9%        35.8%       46.1%
Ratios/supplemental data:
   Net assets, end of period (millions)    $608.4         $449.8        $212.2        $225.0        $43.3       $12.8
   Ratio of expenses to average net assets  1.00% (4)      1.02%         1.08%         1.40%        2.00% (6)   2.00% (6)
   Ratio of net investment income (loss)
    to average net assets                  (0.24%)(4)     (0.56%)       (0.29%)       (0.79%)      (1.13%)(6)  (0.77%)(6)
   Portfolio turnover rate                 60.65% (3)    121.14%       153.95%       245.69%      202.84%     235.65%

(1) Unaudited.
(2) Computed based on average shares outstanding.
(3) Not annualized.
(4) Annualized.
(5) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(6) The ratios of expenses to average net assets and net investment loss to average net assets exclude certain fee waivers and expenses paid by the Adviser. Absent fee waivers and expenses paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.12% and (1.25%) for the year ended June 30, 1999 and 3.64% and (2.41%) for the year ended June 30, 1998, respectively.

    The accompanying notes are an integral part of the financial statements.

ARTISAN
MID CAP FUND
Notes to Financial Statements - December 31, 2002 (Unaudited)

(1)  ORGANIZATION:
     Artisan Funds, Inc. ("Artisan Funds") was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of seven open-end, diversified mutual funds. Artisan Mid Cap Fund ("the Fund") commenced operations on June 27, 1997. The Fund's investment goal is to seek long-term capital growth.

     The Fund offers shares of capital stock of two classes - Institutional Shares and Investor Shares. Institutional Shares, which have been offered since July 1, 2000, are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, are allocated directly to that class.

     Each class of the Fund has an indefinite number of shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Fund, which are in accordance with accounting principles generally accepted in the United States of America.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place, unless listed on the London Stock Exchange in which case they are valued at the mean of the close of day bid and ask prices. Securities for which prices are not readily available, or for which management believes that the latest sales or bid price does not reflect a fair value of the security, are valued by a valuation committee at a fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of the valuation date are valued at amortized cost, which approximates market.

          Fair values for certain portfolio securities held by the Fund were determined by the valuation committee due to the lack of available last sale price and bid price data for those securities on December 31, 2002. The securities valued at a fair value for the Fund, aggregated $111,294, representing less than 0.01% of total net assets.

     (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies and
          2) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities. The Fund may utilize earnings and profits distributed to shareholders on redemption of Fund shares as part of the dividends paid deduction.

---------------------------------------------------NOTES TO FINANCIAL STATEMENTS

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

     (e) Repurchase agreements - The Fund may enter into repurchase agreements with institutions that Artisan Partners Limited Partnership (the "Adviser") has determined are creditworthy pursuant to criteria adopted by the Funds' Board of Directors. Repurchase agreements are recorded at cost and are collateralized in an amount greater than or equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss.

     (f) Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (g) Other - Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Fund. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Expenses attributable to Artisan Funds are generally allocated to each Fund based on net assets. Expenses attributable to a particular Fund are allocated directly to that Fund.

          The character of income and net realized gains and losses may differ for financial statement and tax purposes and may result in reclassification of permanent differences among certain capital accounts.

(3)  TRANSACTIONS WITH AFFILIATES:
     The Adviser, with which certain officers and directors of Artisan Funds are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

               Average Daily Net Assets             Annual Rate
               ----------------------------         -----------
               Less than $500 million                  1.000%
               $500 million to $750 million            0.975
               $750 million to $1 billion              0.950
               Greater than $1 billion                 0.925

     Shares of the Fund are offered for sale by Artisan Distributors LLC ("Distributors"). Distributors is wholly owned by the Adviser. All distribution expenses relating to the Fund are paid by the Adviser. The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports.

---------------------------------------------------NOTES TO FINANCIAL STATEMENTS

     Each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer of $49,000, plus a fee for each board or committee meeting attended (other than a committee meeting held on the same day as a board meeting) of $1,000 for an in-person meeting and $500 for a telephonic meeting as well as reimbursement of expenses related to his duties as a director of Artisan Funds. In addition, each chairman of a board committee who is a non-interested director receives a supplemental annual retainer of $3,000. These fees are generally allocated to each Fund in proportion to the Funds' net assets.

(4)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of 10% of its net assets or $100 million, provided that the aggregate borrowings by all Funds may not exceed $100 million. Artisan Funds pays a commitment fee at the annual rate of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were no borrowings under the line of credit during the six months ended December 31, 2002.

(5)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the six months ended December 31, 2002 were $1,601,511,736 and $1,249,008,275, respectively.

(6)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:


                                                                         NET UNREALIZED
                                     GROSS               GROSS           APPRECIATION/       UNDISTRIBUTED       UNDISTRIBUTED
                COST OF            UNREALIZED          UNREALIZED        (DEPRECIATION)     ORDINARY INCOME      LONG-TERM GAIN
              INVESTMENTS         APPRECIATION        DEPRECIATION       ON INVESTMENTS         6/30/02             6/30/02
     ------------------------------------------------------------------------------------------------------------------------------
             $2,420,379,941       $118,875,172       $(180,679,796)      $(61,804,624)             $-                  $-


     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax basis of dividends and long-term capital gain distributions paid during the six months ended December 31, 2002 and the fiscal year ended June 30, 2002 (including earnings and profits distributed to shareholders on redemptions of fund shares), capital loss carryovers as of June 30, 2002, and tax-basis post-October loss deferrals as of June 30, 2002 (recognized for tax purposes on July 1, 2002) are as follows:


          SIX MONTHS ENDED 12/31/02         FISCAL YEAR ENDED 6/30/02
  ----------------------------------------------------------------------
           ORDINARY         LONG-TERM         ORDINARY         LONG-TERM       NET CAPITAL      CAPITAL LOSS
            INCOME        CAPITAL GAIN         INCOME        CAPITAL GAIN          LOSS           CARRYOVER       POST-OCTOBER
          DIVIDENDS       DISTRIBUTIONS      DIVIDENDS       DISTRIBUTIONS    CARRYOVERS(1)      EXPIRATION          LOSSES
  ---------------------------------------------------------------------------------------------------------------------------------
             $ -               $ -              $ -               $ -          $178,010,588         2010          $102,914,096


(1) Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards..

---------------------------------------------------NOTES TO FINANCIAL STATEMENTS

(7)  FUND SHARE ACTIVITIES:
     Capital share transactions for the Funds were as follows:

                                               Investor         Institutional
Six months ended December 31, 2002              Shares              Shares
============================================   ================================
Proceeds from shares issued..................  $ 573,685,707      $221,292,830
Net asset value of shares issued in
  reinvestment of distributions  ............              -                 -
Cost of shares redeemed......................  (438,565,215)      (10,683,164)
                                               --------------------------------
Net increase (decrease) from fund
     share activities........................   $135,120,492      $210,609,666
                                              ================================


Shares sold..................................     29,457,500        11,239,794
Shares issued in reinvestment
     of distributions........................              -                 -
Shares redeemed..............................   (22,618,269)         (543,579)
                                               --------------------------------
Net increase (decrease) in capital shares....      6,839,231        10,696,215
                                              ================================



                                               Investor         Institutional
Year ended June 30, 2002                        Shares              Shares
============================================   ================================
Proceeds from shares issued.................. $1,658,139,576      $320,452,227
Net asset value of shares issued in
  reinvestment of distributions  ............              -                 -
Cost of shares redeemed......................  (838,081,569)      (22,593,597)
                                               --------------------------------
Net increase (decrease) from fund
     share activities........................   $820,058,007      $297,858,630
                                              ================================


Shares sold..................................     68,336,403        13,136,926
Shares issued in reinvestment
     of distributions........................              -                 -
Shares redeemed..............................   (34,975,059)         (921,123)
                                              --------------------------------
Net increase (decrease) in capital shares....     33,361,344        12,215,803
                                              ================================

---------------------------------------------------NOTES ON PORTFOLIO STATISTICS

The letter to shareholders included in this Semi-Annual Report includes statistical information about the Fund. That information is as of December 31, 2002; it varies with changes in the Fund's portfolio investments.

                      DEFINITIONS OF PORTFOLIO STATISTICS
MEDIAN MARKET CAP provides a measure of the market capitalization value of the companies in a portfolio. Market capitalization is the aggregate value of all a company's outstanding equity securities. Equal numbers of companies in the portfolio have market capitalizations higher and lower than the median. WEIGHTED AVERAGE GROWTH RATE is the average of the 3-5 year forecasted growth rates of each company in the portfolio, weighted by the size of the company's position within the portfolio. WEIGHTED HARMONIC AVERAGE P/E is the harmonic average, which measures the price/earnings ratio of the Fund, excluding negative earners, weighted by the size of the company's position within the portfolio. The earnings figures used are estimates for the current calendar year.

                            DESCRIPTIONS OF INDICES
The Fund's performance is compared in this report to changes in three indices - a broad-based index of changes in prices of securities in the market in which the Fund invests, an index of changes in prices of securities broadly similar to those in which the Fund invests, and a peer group index of other mutual funds that are categorized by Lipper, Inc., an independent monitor of mutual fund performance, in the same general category as the Fund. All of the indices are unmanaged and their returns include reinvested dividends. Unlike the Fund's returns, the returns of each index, except each Lipper index, do not include the payment of sales commissions or other expenses that would be incurred in the purchase or sale of the securities included in that index.

The indices to which the Fund is compared are

RUSSELL MIDCAP/R INDEX is a market-weighted index of about 800 medium-sized U.S. companies.

RUSSELL MIDCAP/R GROWTH INDEX is a market-weighted index of those medium-sized companies included in the Russell Midcap/R Index with higher price-to-book and higher forecasted growth values.

The LIPPER MID-CAP CORE FUNDS INDEX reflects the net asset weighted returns of the 30 largest mutual funds tracked by Lipper in the category reflected in the name of the index. The Fund is included in its respective Lipper indices.

                                   TRADEMARKS
Trademarks and copyrights relating to the indexes mentioned in this report are owned by: Russell indices: The Frank Russell Company; and Lipper indices:
Reuters Funds Information Limited (a United Kingdom corporation). Except as otherwise indicated, the trademarks, including names, logos, slogans and service marks appearing in this report are the property of Artisan Partners Limited Partnership and may not be copied, reproduced, published or in any way used without written permission.

                               PRIVACY STATEMENT

       ARTISAN FUNDS, INC. o ARTISAN DISTRIBUTORS LLC o ARTISAN PARTNERS
                              LIMITED PARTNERSHIP

Maintaining the confidentiality of your personal financial information is very important to you and to us at Artisan.

INFORMATION WE COLLECT. To provide you with individualized service, we collect several types of nonpublic personal information about you, including:

     o information from your purchase application or subscription, and other forms you fill out and send to us in connection with your accounts (such as your name, birthdate, address and social security number);

     o information used to verify your identity;

     o information about the transactions in your accounts (such as purchases, sales, account balances and average cost);

     o information about any bank account you use for transfers between your bank account and your Artisan accounts; and

     o information we receive about you or your accounts as a result of your inquiries by mail, email or telephone.

INFORMATION WE SHARE. We do not sell your personal information to anyone and we do not disclose it to anyone except as permitted or required by law. So that we can complete transactions you authorize or request and so that we can provide you information about Artisan products and services, we may disclose the information we collect about you to companies that provide services to us, such as transfer agents, or printers and mailers that prepare and distribute materials to you. Those companies use that information only to perform the services for which we hired them, and are not permitted to use or disclose that information for any other purpose. All of the information we collect may be shared among the Artisan companies, all of which are engaged in the financial services business. Finally, we may disclose information about you at your request (for example, by sending duplicate account statements to someone you designate), or otherwise as permitted or required by law.

INFORMATION SECURITY. Within Artisan, access to information about you is restricted to those employees who need to know the information to service your account. Artisan employees are trained to follow our procedures to protect your privacy and are instructed to access information about you only when they have a business reason to obtain it. Artisan uses physical, electronic and procedural safeguards to keep your information secure.

CHANGES TO OUR PRIVACY POLICY. We reserve the right to change our privacy policy in the future, but we will not disclose your nonpublic personal information except to our affiliates and as otherwise required or permitted by law without giving you an opportunity to instruct us not to.

QUESTIONS? For questions about our privacy policy, or for additional copies of this notice, please call us at 800.399.1770.

                                                                 2/24/03 - A3025